Exhibit 10.1

EXECUTION COPY

$600,000,000

CREDIT AGREEMENT

Dated as of September 29, 2005

Among

REINSURANCE GROUP OF AMERICA, INCORPORATED,

REINSURANCE COMPANY OF MISSOURI, INCORPORATED,

RGA REINSURANCE COMPANY,

RGA LIFE REINSURANCE COMPANY OF CANADA,

RGA REINSURANCE COMPANY (BARBADOS) LTD.,

RGA AMERICAS REINSURANCE COMPANY, LTD.,

RGA WORLDWIDE REINSURANCE COMPANY, LTD.,

As Account Parties

THE BANKS AND ISSUING BANKS PARTY FROM TIME TO TIME HERETO,

BANK OF AMERICA, N.A.,

as Syndication Agent,

KEYBANK NATIONAL ASSOCIATION,

WACHOVIA BANK, NATIONAL ASSOCIATION,

and

DEUTSCHE BANK AG NEW YORK BRANCH

as Co-Documentation Agents,

and

THE BANK OF NEW YORK,

as Administrative Agent

Arranged by

BNY CAPITAL MARKETS, INC.,

and

BANC OF AMERICA SECURITIES LLC,

as Co-Lead Arrangers and Joint Book Runners

Table of Contents

Page

ARTICLE 1

CREDIT FACILITY

Section 1.01.	Commitment to Lend.	1
Section 1.02.	Manner of Borrowing.	1
Section 1.03.	Interest	3
(a)	Rates	3
(b)	Payment	3
(c)	Conversion and Continuation	3
(d)	Maximum Interest Rate	4
Section 1.04.	Repayment.	4
Section 1.05.	Prepayments.	4
(a)	Optional Prepayments	4
(b)	Mandatory Repayment and Other Actions upon Change of Control.	5
(c)	Application of Prepayments	5
Section 1.06.	Limitation on Types of Loans	6
Section 1.07.	Letters of Credit.	6
(a)	Multi-issuer Letters of Credit	6
(i)	General	6
(ii)	Limitations on Amounts of Multi-Issuer Letters of Credit	6
(iii)	Obligation of Banks under Multi-Issuer Letters of Credit	7
(iv)	Adjustment of Commitment Percentages under Multi-Issuer
Letters of Credit	7
(v)	Issuance and Administration of Multi-Issuer Letters of Credit.	7
(vi)	Disbursement Procedures for Multi-Issuer Letters of Credit	8
(vii)	Confirming Bank.	8
(b)	Fronted Letters of Credit	8
(i)	General	8
(ii)	Limitations on Amounts of Fronted Letters of Credit.	8
(iii)	Participations	8
(iv)	Administration of Fronted Letters of Credit.	9
(v)	Disbursement Procedures for Fronted Letters of Credit.	10
(vi)	Replacement of the Issuing Bank.	10

(vii)	Adjustment of Commitment Percentages under Fronted Letters of Credit.	10
(c)	General Provisions Relating to Letters of Credit	11
(i)	Notice of Issuance, Amendment, Renewal or Extension	11
(ii)	Limitations on Amounts	11
(iii)	Expiry Date.	12
(iv)	Automatic Renewal or Extension.	12

i

		(v) Reimbursement	12
		(vi) Obligations Absolute	12
		(vii) Interim Interest	13
		(viii) UCP; ISP	13
Section1.08.	Changes in Commitments.		13
	(a)	Optional Reduction	13
	(b)	Automatic Reduction	14
	(c)	Optional Increase	14
Section 1.09.	Fees.		15
	(a)	Facility Fees	15
	(b)	Administrative Agent’s Fees	15
	(c)	Utilization Fees	15
	(d)	Letter of Credit Fee	15
	(e)	Letter of Credit Fronting Fee	15
	(f)	Letter of Credit Issuance Fee	15
	(g)	Fees Non-Refundable	16
Section 1.10.	Computation of Interest and Fees.		16
Section 1.11.	Evidence of Indebtedness.		16
Section 1.12.	Payments by the Account Parties		16
	(a)	Time, Place and Manner	16
	(b)	No Reductions	16
	(c)	Taxes	16
	(d)	Taxes Payable by the Administrative Agent or any Bank	17
	(e)	Exemption from U.S. Withholding Taxes	17
	(f)	Authorization to Charge Accounts	18
	(g)	Extension of Payment Dates	18
Section 1.13.	Distribution of Payments by the Administrative Agent		18
Section 1.14.	Pro Rata Treatment.		19
Section 1.15.	Respective Obligations of Account Parties		19

ARTICLE 2

CONDITIONS TO EFFECTIVENESS OF AGREEMENT AND CREDIT ADVANCES

Section 2.01	Conditions to Effectiveness of Agreement and Initial Credit Advances	19
Section 2.02.	Conditions to Each Credit Advance	20
Section 2.03.	Bank Consent to Conditions Precedent	21

ARTICLE 3

CERTAIN REPRESENTATIONS AND WARRANTIES

Section 3.01.	Organization; Power; Qualification	22
Section 3.02.	Subsidiaries.	22

Section 3.03.	Authorization; Enforceability; Required Consents; Absence of Conflicts.	22
Section 3.04.	Taxes	23
Section 3.05.	Litigation	23
Section 3.06.	Burdensome Provisions	23
Section 3.07.	No Adverse Change or Event	23
Section 3.08.	Additional Adverse Facts	23
Section 3.09.	Investment Company Act	23
Section 3.10.	Pari Passu Status.	23

ARTICLE 4

CERTAIN COVENANTS

ARTICLE 5

INFORMATION

Section 5.01	Information to Be Furnished.		27
	(a)	Quarterly Financial Statements.	28
	(b)	Year-End Financial Statements.	28
	(c)	Officer’s Certificate as to Financial Statements and Defaults	28
	(d)	Statutory Statements.	28
	(e)	Year-End Statutory Statements.	29
	(f)	Reports and Filings	29
	(g)	Requested Information.	29
	(h)	Notice of Defaults, Material Adverse Changes and Other Matters	29
Section 5.02	Accuracy of Financial Statements and Information		27
	(a)	Historical Financial Statements	30
	(b)	Future Financial Statements.	30
	(c)	Historical Information.	30
	(d)	Future Information	31
Section 5.03.	Additional Covenants Relating to Disclosure		31
	(a)	Accounting Methods and Financial Records	31
	(b)	Fiscal Year	31
	(c)	Visits, Inspections and Discussions	31
Section 5.04.	Authorization of Third Parties to Deliver Information and Discuss Affairs		32

ARTICLE 6

DEFAULT

Section 6.01.	Events of Default.	32
Section 6.02.	Remedies upon Event of Default.	35

ARTICLE 7

GUARANTY

Section 7.01.	Guaranty of Payment and Performance; Limitation of Guaranty.	36
Section 7.02.	Continuance and Acceleration of Guaranteed Obligations Upon Certain

ARTICLE 8

ADDITIONAL CREDIT FACILITY PROVISIONS

ARTICLE 9

THE ADMINISTRATIVE AGENT

ARTICLE 10

MISCELLANEOUS

Section 10.01.	Notices and Deliveries	46
	(a) Manner of Delivery	46
	(b) Addresses	46
	(c) Effectiveness	47
	(d) Reasonable Notice	48
Section 10.02.	Expenses; Indemnification	48
Section 10.03.	Amounts Payable Due upon Request for Payment	49
Section 10.04.	Remedies of the Essence	49
Section 10.05.	Rights Cumulative	49
Section 10.06.	Amendments; Waivers	49
Section 10.07.	Set-Off; Suspension of Payment and Performance	50
Section 10.08.	Sharing of Recoveries	51

v

ARTICLE 11

INTERPRETATION

Annex A	Bank Commitments and Notice Addresses
Schedule 1.02	Form of Notice of Borrowing
Schedule 1.03(c)(iv)	Form of Notice of Conversion or Continuation
Schedule 1.05(a)	Form of Notice of Prepayment
Schedule 1.07(c)(i)	Form of Notice of Letter of Credit Issuance/Amendment
Schedule 1.12(e)	Form of Non-US Bank Certificate
Schedule 2.01(a)(i)	Form of Account Party’s Secretary’s Certificate
Schedule 3.02	Schedule of Subsidiaries
Schedule 4.10	Schedule of Existing Guaranties
Schedule 4.11	Schedule of Existing Liens
Schedule 4.16	Schedule of Existing Benefit Plans
Schedule 4.18	Schedule of Existing Restrictive Covenants

Schedule 5.02(a)	Schedule of Historical Financial Information
Schedule 11.01	Description of Trust Preferred Securities Transaction and Related

Documentation

Exhibit A	Form of Promissory Note
Exhibit B	Form of Commitment Increase Supplement
Exhibit C	Form of Notice of Assignment

CREDIT AGREEMENT, dated as of September 29, 2005, among REINSURANCE GROUP OF AMERICA, INCORPORATED, a Missouri corporation, REINSURANCE COMPANY OF MISSOURI, INCORPORATED, RGA REINSURANCE COMPANY, RGA LIFE REINSURANCE COMPANY OF CANADA, RGA REINSURANCE COMPANY (BARBADOS) LTD., RGA AMERICAS REINSURANCE COMPANY, LTD., RGA WORLDWIDE REINSURANCE COMPANY, LTD., the Banks and Issuing Banks party from time to time hereto, BANK OF AMERICA, N.A., as Syndication Agent, KEYBANK NATIONAL ASSOCIATION, WACHOVIA BANK, NATIONAL ASSOCIATION and DEUTSCHE BANK AG NEW YORK BRANCH, as Co-Documentation Agents, and THE BANK OF NEW YORK, a New York banking corporation, as Administrative Agent.

WHEREAS the Banks and the Issuing Banks wish to extend credit to the Account Parties (including RGA) by the making of loans and the issuing of letters of credit to the Account Parties; and

WHEREAS RGA has unconditionally agreed to guarantee in full the Account Parties’ obligations hereunder;

NOW, THEREFORE, the Account Parties, the Banks, the Issuing Banks, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent agree as follows (with certain terms used herein being defined in Article 11):

ARTICLE 1

CREDIT FACILITY

Section 1.01.     Commitment to Lend. Upon the terms and subject to the conditions of this Agreement, each Bank severally agrees to make, from time to time during the period from the Agreement Date through the Termination Date, one or more Loans in Dollars or in one or more Alternative Currencies to RGA in an aggregate unpaid principal amount that will not result in (a) whether such Loan or Loans are denominated in Dollars or in an Alternative Currency, such Bank’s Loans exceeding such Bank’s Commitment Percentage of the Maximum Amount of Revolving Credit at such time, (b) such Bank’s Credit Exposure exceeding at any time such Bank’s Commitment at such time or (c) the Dollar Equivalent of the Aggregate Credit Exposure in all Alternative Currencies exceeding $300,000,000. Subject to Section 1.06 and the other terms and conditions of this Agreement, the Loans may, at the option of RGA, be made as, and from time to time continued as or converted into, Base Rate Loans (only if such Loans are denominated in Dollars) or LIBOR Loans of any permitted Type, or any combination thereof.

Section 1.02.     Manner of Borrowing. (a) RGA shall give the Administrative Agent notice (which shall be irrevocable) no later than 12:00 p.m. on, in the case of Base Rate Loans, the requested date for the making of such Loans, and, in the case of LIBOR Loans, the third LIBOR Business Day, before the requested date for the making of such Loans. Each such notice shall be in the form of Schedule 1.02 and shall specify (i) the requested date for the making of the requested Loans, which shall be, in the case of Base Rate Loans, a Business Day and, in the case of LIBOR Loans, a LIBOR Business Day, (ii) the Type or Types of Loans requested (including the requested currency and, with regard to LIBOR Loans, the requested Interest

Period) and (iii) the amount of each such Type of Loan, the aggregate of which amounts for all Types of Loans requested shall be not less than the lesser of: (A) with respect to Loans made in Dollars, (x) $2,500,000 and integral multiples of $500,000 in excess thereof and (y) the aggregate amount of the unused Commitments, (B) with respect to Loans made in Australian Dollars, (x) A$2,500,000 and integral multiples of A$500,000 in excess thereof and (y) the aggregate amount of the unused Commitments, (C) with respect to Loans made in Canadian Dollars, (x) C$2,500,000 and integral multiples of C$500,000 in excess thereof and (y) the aggregate amount of the unused Commitments, (D) with respect to Loans made in Euros, (x) €2,500,000 and integral multiples of €500,000 in excess thereof and (y) the aggregate amount of the unused Commitments and (E) with respect to Loans made in British Sterling, (x) £2,500,000 and integral multiples of £500,000 in excess thereof and (y) the aggregate amount of the unused Commitments. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and of the amount and Type of each Loan to be made by such Bank on the requested date specified therein.

(b)          Not later than 1:00 p.m. on each requested date for the making of Loans, each Bank shall, if it has received the notice contemplated by Section 1.02(a) in a timely fashion, make available to the Administrative Agent, in Dollars or in the applicable Alternative Currency in funds immediately available to the Administrative Agent at the Administrative Agent’s Office, the Loans to be made by such Bank on such date. Any Bank’s failure to make any Loan to be made by it on the requested date therefor shall not relieve any other Bank of its obligation to make any Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure.

(c)          If a Bank shall have received notice of the making of Loans in accordance with Section 1.02(a) hereof, then unless the Administrative Agent shall have received notice from a Bank prior to 1:00 p.m. on the requested date for the making of any Loans that such Bank will not make available to the Administrative Agent the Loans requested to be made by such Bank on such date, the Administrative Agent may assume that such Bank has made such Loans available to the Administrative Agent on such date in accordance with Section 1.02(b) and the Administrative Agent in its sole discretion may, in reliance upon such assumption, make available to RGA on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Administrative Agent the Loans requested to be made by such Bank on such date and the Administrative Agent shall have so made available to RGA a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Administrative Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Administrative Agent to RGA until the date such amount shall have been repaid to the Administrative Agent, at, (i) in the case of Loans denominated in Dollars, the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate and (ii) in the case of Loans denominated in any Alternative Currency, the Administrative Agent’s Cost of Funds until (and including) the third Business Day after demand is made and thereafter at the Administrative Agent’s Cost of Funds (as reasonably determined by the Administrative Agent) plus the Applicable LIBOR Margin. If such Bank does not pay such corresponding amount promptly upon the Administrative Agent’s demand therefor, the Administrative Agent may notify RGA and RGA shall immediately repay such corresponding amount to the Administrative Agent together with accrued interest thereon at the applicable rate or rates provided in Section 1.03(a).

(d)          All Loans made available to the Administrative Agent in accordance with Section 1.02(b) shall be disbursed by the Administrative Agent not later than 1:00 p.m. on the requested date therefor in Dollars or, subject to Section 8.02, in the Alternative Currency specified in the applicable notice of borrowing in funds immediately available to RGA by credit to an account of RGA at the Administrative Agent’s Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Administrative Agent.

Section 1.03.     Interest. (a) Rates. (i) Subject to Section 1.03(a)(ii), (A) each Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to (1) so long as it is a Base Rate Loan, the Base Rate as in effect from time to time plus the Applicable Base Rate Margin and (2) so long as it is a LIBOR Loan, the applicable Adjusted LIBOR plus the Applicable LIBOR Margin and (B) each other amount due and payable under the Loan Documents shall, to the maximum extent permitted by Applicable Law, bear interest at a rate per annum equal to the Base Rate as in effect from time to time plus the Applicable Base Rate Margin.

(ii)      During an Event of Default (and whether before or after judgment), each Loan (whether or not due) and, to the maximum extent permitted by Applicable Law, each other amount due and payable under the Loan Documents shall bear interest at a rate per annum equal to the applicable Post-Default Rate.

(b)          Payment. Interest shall be payable, in the case of (i) Loans that are (A) Base Rate Loans, on each Interest Payment Date and (B) LIBOR Loans, on the last day of each applicable Interest Period (and, if an Interest Period is longer than three months, at intervals of three months after the first day of such Interest Period), (ii) any Loan, when such Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued on the amount then so due or converted, and (iii) all other amounts due and payable under the Loan Documents, on demand. Interest at the Post-Default Rate shall be payable on demand.

(c)          Conversion and Continuation. (i) All or any part of the principal amount of Loans of any Type may, on any Business Day, be converted into any other Type or Types of Loans, except that (A) LIBOR Loans may be converted only on the last day of an applicable Interest Period and (B) Base Rate Loans may be converted into LIBOR Loans only on a LIBOR Business Day.

(ii)     Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into Loans of another Type. LIBOR Loans of any Type shall continue as Loans of such Type until the end of the then current Interest Period therefor, at which time they shall be automatically converted into (A) LIBOR Loans having a one-month Interest Period, if such Loans are denominated in an Alternative Currency, or (B) Base Rate Loans, if such Loans are denominated in Dollars, unless, in each case, RGA shall have given the Administrative Agent notice in accordance with Section 1.03(c)(iv) requesting either that such Loans continue as Loans of such Type for another Interest

Period or that such Loans be converted into Loans of another Type at the end of such Interest Period, provided, however, that such notice shall not include any request that Loans in any Alternative Currency be converted into Base Rate Loans.

(iii)    Notwithstanding anything to the contrary contained in Section 1.03(c)(i) or (ii), during a Default, the Administrative Agent may notify RGA that Loans may only be converted into or continued as Loans of certain specified Types and, thereafter, until no Default shall continue to exist, Loans may not be converted into or continued as Loans of any Type other than one or more of such specified Types.

(iv)    RGA shall give the Administrative Agent notice (which shall be irrevocable) of each conversion of Loans or continuation of LIBOR Loans no later than 11:00 a.m. on, in the case of a conversion into Base Rate Loans, the Business Day of, and, in the case of a conversion into or continuation of LIBOR Loans, the third LIBOR Business Day before, the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of Schedule 1.03(c)(iv) and shall specify (A) the requested date of such conversion or continuation, (B) the amount, currency and Type and, in the case of LIBOR Loans, the last day of the applicable Interest Period of the Loans to be converted or continued and (C) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount and Type and, in the case of LIBOR Loans, the last day of the applicable Interest Period of each Loan to be converted or continued by such Bank and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued.

(d)          Maximum Interest Rate. Nothing contained in the Loan Documents shall require any Account Party at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by any Account Party on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the Loans.

Section 1.04.     Repayment. The Loans shall mature and become due and payable, and shall be repaid by RGA, in full on the Termination Date.

Section 1.05.     Prepayments. (a) Optional Loan Prepayments. RGA may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty (but subject to Section 8.05), except that any partial prepayment shall be in an aggregate principal amount of, (i) with respect to Loans made in Dollars, $2,500,000 and integral multiples of $500,000 in excess thereof, (ii) with respect to Loans made in Australian Dollars, A$2,500,000 and integral multiples of A$500,000 in excess thereof, (iii) with respect to Loans made in Canadian Dollars, C$2,500,000 and integral multiples of C$500,000 in excess thereof, (iv) with respect to Loans made in Euros, €2,500,000 and integral multiples of €500,000 in excess thereof and (v) with respect to Loans made in British Sterling, £2,500,000 and integral multiples of £500,000 in excess thereof. RGA shall give the Administrative Agent notice of each prepayment pursuant to this Section 1.05(a) no later than 11:00 a.m. on, in the case of a prepayment of Base Rate Loans, the Business Day of, and, in the case of a prepayment of LIBOR Loans, the third LIBOR Business Day before, the date of such prepayment. Each such notice of prepayment shall be in the form of Schedule 1.05(a) and shall specify (i) the date such prepayment is to be made and (ii) the amount, currency and Type and, in the case of LIBOR Loans, the last day of the applicable Interest Period of the Loans to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount, currency and Type and, in the case of LIBOR Loans, the last day of the applicable Interest Period of each Loan of such Bank to be prepaid. Amounts to be prepaid pursuant to this Section 1.05(a) shall irrevocably be due and payable in the currency and on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 1.03(b).

(b)          Mandatory Repayment and Other Actions upon Change of Control. (i) If a Change of Control other than a Rated Change of Control shall be deemed to have occurred and one or more Banks shall have delivered a Repayment Notice (each such Bank, a “Withdrawing Bank”), the Administrative Agent, upon notice to RGA, shall require each Account Party for whose account Credit Advances were made, to and each such Account Party shall, no later than the fifteenth day following the date such notice is given (A) prepay the principal of and interest on the Loans and the Notes of, and all other amounts owing by such Account Party under the Loan Documents to, each Withdrawing Bank, and (B) to the extent of any outstanding Letters of Credit issued for the account of such Account Party that have not been returned by the beneficiaries thereof and cancelled, provide Letter of Credit Coverage with the result that each Withdrawing Bank’s obligations in respect of such outstanding Letter of Credit are terminated or fully cash collateralized; and

(ii)      If any Change of Control shall be deemed to have occurred and the Required Banks shall have delivered Repayment Notices, (in which event all of the Banks shall be “Withdrawing Banks”) the Administrative Agent, upon notice to RGA, shall require each Account Party for whose account Credit Advances were made to, and such Account Party shall, no later than the fifteenth day following the date such notice is given (A) prepay the principal of and interest on the Loans and the Notes and all other amounts owing by such Account Party under the Loan Documents and (B) to the extent of any outstanding Letters of Credit issued for the account of such Account Party that have not been returned by the beneficiaries thereof and cancelled, provide Letter of Credit Coverage with the result that each Withdrawing Bank’s obligations in respect of each outstanding Letter of Credit are terminated or fully cash collateralized.

(c)          Application of Prepayments. Amounts prepaid pursuant to Section 1.05(a) shall be applied in such manner as specified in the applicable notice. Amounts prepaid pursuant to Section 1.05(b) shall be applied, on an Account Party-by-Account Party basis, first, to the repayment of all Reimbursement Obligations of such Account Party that are then due and payable, second, to the repayment of all outstanding Loans made to such Account Party, and third, to the payment to a cash collateral account (the “Cash Collateral Account”) to be held by the Administrative Agent as cash collateral (and each of the Account Parties hereby grant to the

Administrative Agent for its own benefit and for the benefit of the Banks and the Issuing Banks, a security interest in such cash collateral in the Cash Collateral Account) in an amount equal to, and as security for, the aggregate obligations of such Account Party in respect of the undrawn portion of all outstanding Letters of Credit issued at the request of RGA on behalf of such Account Party.

Amounts prepaid in respect of Loans pursuant to Section 1.05(b) shall be applied first to prepay Base Rate Loans, and then to prepay LIBOR Loans in the order that the Interest Periods for such Loans end. Amounts to be prepaid pursuant to Section 1.05(b) shall be paid on the day or within the time period specified therefor, whether or not such payment would require a prepayment of LIBOR Loans prior to the last day of an applicable Interest Period or would result in losses, costs or expenses compensable under Section 9.04. For purposes of Section 6.01(a), all amounts to be prepaid pursuant to this Section 1.05 shall be deemed to be due on the day specified for such payment or on the last day of the period within which such payment is required to be made.

Section 1.06.     Limitation on Types of Loans. Notwithstanding anything to the contrary contained in this Agreement, RGA shall borrow, prepay, convert and continue Loans in a manner such that (a) the aggregate principal amount of LIBOR Loans of the same Type and having the same Interest Period shall at all times be not less than (i) with respect to Loans made in Dollars, $1,000,000, (ii) with respect to Loans made in Australian Dollars, A$1,000,000, (iii) with respect to Loans made in Canadian Dollars, C$1,000,000, (iv) with respect to Loans made in Euros, €1,000,000 and (v) with respect to Loans made in British Sterling, £1,000,000 and (b) there shall not be, at any one time, more than twelve Interest Periods in effect with respect to LIBOR Loans of all Types and (c) no payment of LIBOR Loans will have to be made prior to the last day of an applicable Interest Period in order to repay the Loans in the amounts and (subject to Section 1.12(e)) on the dates specified in Section 1.04.

Section 1.07.     Letters of Credit. (a)  Multi-Issuer Letters of Credit. (i) General. Subject to the terms and conditions set forth herein, at the request of RGA on behalf of any Account Party each Bank severally agrees from time to time during the period from the Agreement Date to the Termination Date to issue Multi-Issuer Letters of Credit for the account of such Account Party. Each Multi-Issuer Letter of Credit shall be in such form as is agreed to by the Administrative Agent and RGA; provided that without the prior consent of each Bank, no Multi-Issuer Letter of Credit may be issued that would vary the several and not joint nature of the obligations of the Banks thereunder as provided in the next succeeding sentence. Each Multi-Issuer Letter of Credit shall be issued by all of the Banks, acting through the Administrative Agent, at the time of issuance as a single multi-bank letter of credit, but the obligation of each Bank thereunder shall be several and not joint, based upon its Commitment Percentage of the aggregate undrawn amount of such Multi-Issuer Letter of Credit. Multi-Issuer Letters of Credit shall constitute utilization of the Commitments.

(ii)     Limitations on Amounts of Multi-Issuer Letters of Credit. Each Multi-Issuer Letter of Credit shall have an aggregate face amount of (A) with respect to Multi-Issuer Letters of Credit issued in Dollars, not less than $25,000,000, and integral multiples of $2,500,000 in excess thereof and (B) with respect to Multi-Issuer Letters of Credit issued in British Sterling, Canadian Dollars or Euros, such amounts as may be agreed between RGA and the Administrative Agent from time to time, but not less than the Dollar Equivalent of $25,000,000.

(iii)    Obligation of Banks under Multi-Issuer Letters of Credit. The obligation of any Bank under any Multi-Issuer Letter of Credit shall be several and not joint and shall at any time be in an amount equal to such Bank’s Commitment Percentage of the aggregate undrawn amount of such Multi-Issuer Letter of Credit, and each Multi-Issuer Letter of Credit shall expressly so provide.

(iv)    Adjustment of Commitment Percentages under Multi-Issuer Letters of Credit. Upon (A) each reduction of the Commitments pursuant to Section 1.08(b), (B) each increase of the Commitments pursuant to Section 1.08(c) or (C) the assignment by a Bank of all or a portion of its Commitment and its interests in the Multi-Issuer Letters of Credit pursuant to Section 10.09(a)(ii), the Administrative Agent shall promptly notify each beneficiary under an outstanding Multi-Issuer Letter of Credit of the Banks that are parties to such Multi-Issuer Letter of Credit and their respective Commitment Percentages as of the effective date of, and after giving effect to, such increase or assignment, as the case may be.

(v)      Issuance and Administration of Multi-Issuer Letters of Credit. Each Multi-Issuer Letter of Credit shall be executed and delivered by the Administrative Agent (or, in the case of Multi-Issuer Letters of Credit denominated in British Sterling (“£ M-I L/Cs”), BNY Markets Ltd. acting as the Administrative Agent’s sub-agent (the “Sub-Agent”)) in the name and on behalf of, and as attorney-in-fact for, each Bank party to such Multi-Issuer Letter of Credit, and the Administrative Agent (or, in the case of £ M-I L/Cs, the Sub-Agent) shall act under each Multi-Issuer Letter of Credit, and each Multi-Issuer Letter of Credit shall expressly provide that the Administrative Agent (or, in the case of £ M-I L/Cs, the Sub-Agent) shall act, as the agent of each Bank to (A) receive drafts, other demands for payment and other documents presented by the beneficiary under such Multi-Issuer Letter of Credit, (B) determine whether such drafts, demands and documents are in compliance with the terms and conditions of such Multi-Issuer Letter of Credit and (C) notify such Bank and RGA that a valid drawing has been made and the date that the related L/C Disbursement is to be made; provided that the Administrative Agent (and the Sub-Agent) shall have no obligation or liability for any L/C Disbursement under such Multi-Issuer Letter of Credit, and each Multi-Issuer Letter of Credit shall expressly so provide. Each Bank hereby irrevocably appoints and designates the Administrative Agent (and, in the case of £ M-I L/Cs, the Sub-Agent) as its attorney-in-fact, acting through any authorized officer of The Bank of New York (or, in the case of the Sub-Agent, BNY Markets Ltd.), to execute and deliver in the name and on behalf of such Bank each Multi-Issuer Letter of Credit to be issued by such Bank hereunder. Promptly upon the request of the Administrative Agent, each Bank will furnish to the Administrative Agent such powers of attorney or other evidence as any beneficiary of any Multi-Issuer Letter of Credit may request in order to demonstrate that the Administrative Agent or Sub-Agent has the power to act as attorney-in-fact for such Bank to execute and deliver such Multi-Issuer Letter of Credit.

(vi)    Disbursement Procedures for Multi-Issuer Letters of Credit. Each Multi-Issuer Letter of Credit shall expressly provide that a beneficiary may draw on such Multi-Issuer Letter of Credit by presentation of a draft to (A) the Administrative Agent (or, in the case of £ M-I L/Cs, the Sub-Agent) or (B) subject to the conditions specified in such Multi-Issuer Letter of Credit, each Bank. Each Bank hereby undertakes, severally and not jointly, that drafts drawn under and in strict compliance with the terms of a Multi-Issuer Letter of Credit shall be duly honored by paying such Bank’s Commitment Percentage of such draft to (x) the Administrative Agent or (y) subject to the conditions specified in such Multi-Issuer Letter of Credit, the beneficiary. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Promptly following receipt by the Administrative Agent of any payment from an Account Party pursuant to paragraph (c)(v) of this Section, the Administrative Agent shall distribute such payment pro rata to the Banks, to the extent that the Banks have made payments on a draft pursuant to this paragraph or such Multi-Issuer Letter of Credit, as their interests may appear. Any payment made by a Bank pursuant to this paragraph shall not relieve the applicable Account Party of its obligation to reimburse such draft.

(vii)   Confirming Bank. If any Bank at any time is not or ceases to be listed on the NAIC Approved Bank List, then until such Bank is so listed, such Bank shall cause a Confirming Bank to issue a confirmation of the obligations of such Bank in respect of a draft complying with the terms of each Multi-Issuer Letter of Credit, regardless of when such Multi-Issuer Letter of Credit was issued.

(b)          Fronted Letters of Credit. (i) General. Subject to the terms and conditions set forth herein, RGA on behalf of any Account Party may request an Issuing Bank to issue, at any time and from time to time during the period from the Agreement Date to the Termination Date, Fronted Letters of Credit for the account of such Account Party. Each Fronted Letter of Credit shall be in such form as is agreed to by the Administrative Agent and RGA. Fronted Letters of Credit shall constitute utilization of the Commitments.

(ii)     Limitations on Amounts of Fronted Letters of Credit. Each Fronted Letter of Credit shall have a face amount of (A) with respect to Fronted Letters of Credit issued in Dollars, (x) $2,500,000 and integral multiples of $500,000 in excess thereof and (y) the aggregate amount of the unused Commitments and (B) with respect to Fronted Letters of Credit issued in British Sterling, (x) £2,500,000 and integral multiples of £500,000 in excess thereof and (y) the aggregate amount of the unused Commitments, (C) with respect to Fronted Letters of Credit issued in Canadian Dollars, (x) C$2,500,000 and integral multiples of C$500,000 in excess thereof and (y) the aggregate amount of the unused Commitments and (D) with respect to Fronted Letters of Credit issued in Euros, (x) €2,500,000 and integral multiples of €500,000 in excess thereof and (y) the aggregate amount of the unused Commitments.

(iii)    Participations. By the issuance of a Fronted Letter of Credit (or an amendment to a Fronted Letter of Credit increasing the amount thereof) by any Issuing Bank, and without any further action on the part of the Issuing Bank or the Banks, the Issuing Bank hereby grants to each Bank, and each Bank hereby acquires from the Issuing Bank, an undivided and continuing participation in such Fronted Letter of Credit equal to such Bank’s Commitment Percentage of the aggregate amount available to be drawn under such Fronted Letter of Credit. Each Bank acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Fronted Letters of Credit is absolute and unconditional and shall not be affected by any amendment, renewal or extension of any Fronted Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments. In consideration and in furtherance of the foregoing, each Bank hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Bank’s Commitment Percentage of each L/C Disbursement made by the Issuing Bank in respect of any Fronted Letter of Credit promptly upon the request of the Issuing Bank at any time from the time such L/C Disbursement is made until such L/C Disbursement is reimbursed by the applicable Account Party or at any time after any reimbursement payment is required to be refunded to such Account Party for any reason. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Promptly following receipt by the Administrative Agent of any payment from an Account Party pursuant to paragraph (c)(v) of this Section, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that the Banks have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Banks and the Issuing Bank as their interests may appear. Any payment made by a Bank pursuant to this paragraph to reimburse the Issuing Bank for any L/C Disbursement shall not relieve the applicable Account Party of its obligation to reimburse such L/C Disbursement.

If the Account Party for whose account such Fronted Letter of Credit was issued fails to make such payment when due, the Administrative Agent shall notify each Bank of the applicable L/C Disbursement, the payment then due from such Account Party in respect thereof and such Bank’s Commitment Percentage thereof.

(iv)    Administration of Fronted Letters of Credit. Neither the Administrative Agent, the Banks nor any Issuing Bank shall have any liability or responsibility by reason of or in connection with the payment or failure to make any payment under a Fronted Letter of Credit (irrespective of any of the circumstances referred to in the preceding sentence) as a result of determining whether drafts or other documents presented under a Fronted Letter of Credit comply with the terms thereof, or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Fronted Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Account Parties to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Account Parties to the extent permitted by applicable law) suffered by the Account Parties that are caused by an Issuing Bank’s gross negligence or willful misconduct when determining whether drafts and other documents presented under a Fronted Letter of Credit comply with the terms thereof. The parties hereto expressly agree that:

(A)         an Issuing Bank may accept documents that appear on their face to be in substantial compliance with the terms of a Fronted Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Fronted Letter of Credit;

(B)         an Issuing Bank shall have the right, in its sole discretion, to decline to accept such documents and decline to make such payment if such documents are not in strict compliance with the terms of such Fronted Letter of Credit; and

(C)         this provision shall establish the standard of care to be exercised by an Issuing Bank when determining whether drafts and other documents presented under a Fronted Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by Applicable Law, any standard of care inconsistent with the foregoing).

(v)      Disbursement Procedures for Fronted Letters of Credit. The Issuing Bank shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under a Fronted Letter of Credit. The Issuing Bank shall promptly after such examination notify the Administrative Agent and RGA by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make a L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the applicable Account Party of its obligation to reimburse the Issuing Bank and the Banks with respect to any such L/C Disbursement.

(vi)    Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among RGA, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Banks of any such replacement of the Issuing Bank. At the time that any such replacement shall become effective, each of the Account Parties shall pay all unpaid fees with respect to Fronted Letters of Credit issued on its behalf accrued for account of the replaced Issuing Bank pursuant to Section 1.09. From and after the effective date of any such replacement, (A) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Fronted Letters of Credit to be issued thereafter and (B) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Fronted Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Fronted Letters of Credit.

(vii)                             Adjustment of Commitment Percentages under Fronted Letters of Credit. (A) Upon each reduction of the Commitments pursuant to Section 1.08(b) and each increase of the Commitments pursuant to Section 1.08(c), each Bank’s participation in each Fronted Letter of Credit then outstanding shall automatically be adjusted to reflect its Commitment Percentage after giving effect to such reduction or increase and (B) upon the assignment by a Bank of all or a portion of its Commitment and its interests in the Fronted Letters of Credit pursuant to Section 10.09(a)(ii), the respective assigning Bank’s participation in each Fronted Letter of Credit then outstanding shall automatically be adjusted to reflect, and the respective assignee Bank shall be deemed to acquire a participation in each such Fronted Letter of Credit in an amount equal to, its Commitment Percentage after giving effect to such assignment.

(c)          General Provisions Relating to Letters of Credit. (i) Notice of Issuance, Amendment, Renewal or Extension. To request the issuance of any Letter of Credit (or the amendment of an outstanding Letter of Credit or the renewal or extension of any outstanding Letter of Credit which is not subject to automatic renewal or extension), RGA on behalf of any Account Party shall give the Administrative Agent and, with respect to a Fronted Letter of Credit, an Issuing Bank five (5) Business Days in advance of the requested date of issuance, amendment, renewal or extension a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended. Each such notice shall be in the form of Schedule 1.07(c)(i) and shall specify the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c)(iii) of this Section), the amount and currency (which shall be Dollars, British Sterling, Canadian Dollars or Euros) of such Letter of Credit, the name and address of the beneficiary thereof and the terms and conditions of, and such other information as shall be necessary to issue, amend, renew or extend such Letter of Credit. Upon receipt of such notice, the Administrative Agent shall notify each Bank of the contents thereof. If requested by the Administrative Agent or, with respect to a Fronted Letter of Credit, the Issuing Bank, such Account Party also shall submit a letter of credit application on the Administrative Agent’s or Issuing Bank’s standard form, as applicable, in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by any Account Party to, or entered into by any Account Party with, the Administrative Agent or the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(ii)     Limitations on Amounts. A Letter of Credit shall be issued, amended, renewed or extended (other than any renewal or extension of a Letter of Credit pursuant to the provision hereof providing for automatic renewal or extension) only if (and upon such issuance, amendment, renewal or extension of each Letter of Credit each Account Party shall be deemed to represent and warrant that) after giving effect to such issuance, amendment, renewal or extension (A) whether such Letter of Credit is denominated in Dollars or in a permissible Alternative Currency, the Aggregate Credit Exposure of the Banks shall not exceed the aggregate amount of the Commitments, (B) the Credit Exposure of each Bank shall not exceed such Bank’s Commitment and (C) the Dollar Equivalent of the Aggregate Credit Exposure in all Alternative Currencies shall not exceed $300,000,000.

(iii)    Expiry Date. Each Letter of Credit shall expire at or prior to the close of business on the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) but in no event shall any Letter of Credit extend beyond the fifth Business Day prior to the Termination Date.

(iv)    Automatic Renewal or Extension. If any Letter of Credit shall provide for the automatic extension of the expiry date thereof unless the Administrative Agent gives notice that such expiry date shall not be extended, then the Administrative Agent will give such notice if requested to do so by the Required Banks in a notice given to the Administrative Agent not more than 90 days, but not less than 60 days, prior to the current expiry date of such Letter of Credit.

(v)      Reimbursement. If any Bank or Issuing Bank shall make any L/C Disbursement in respect of any Multi-Issuer Letter of Credit or Fronted Letter of Credit, respectively, the Account Party for whose account such Letter of Credit was issued shall reimburse such Bank or Issuing Bank in respect of such L/C Disbursement by paying to the Administrative Agent an amount equal to such L/C Disbursement not later than noon, New York City time, on (A) the Business Day that such Account Party (or RGA on its behalf) receives notice of such L/C Disbursement, if such notice is received prior to 12:00 noon, New York City time, or (B) the Business Day immediately following the day that such Account Party (or RGA on its behalf) receives such notice, if such notice is not received prior to such time.

(vi)     Obligations Absolute. The obligations of each Account Party to reimburse L/C Disbursements in respect of any Letter of Credit issued on its behalf as provided in paragraph (c)(v) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (A) any lack of validity or enforceability of any Letter of Credit or any term or provision therein, (B) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (C) payment by the Banks or the Issuing Bank under a Multi-Issuer Letter of Credit or a Fronted Letter of Credit, respectively, against presentation of a draft or other document that does not comply strictly with the terms thereof, (D) at any time or from time to time, without notice to any Account Party, the time for any performance of or compliance with any of such reimbursement obligations of any other Account Party being waived, extended or renewed, (E) any of such reimbursement obligations of any other Account Party being amended or otherwise modified in any respect, or any guarantee of any of such reimbursement obligations being released, substituted or exchanged in whole or in part or otherwise dealt with, (F) the occurrence of any Default or Event of Default, (G) the existence of any proceedings of the type described in Section 6.01(f) with respect to any other Account Party or any guarantor of any of such reimbursement obligations, (H) any lack of validity or enforceability of any of such reimbursement obligations against any other Account Party or any guarantor of any of such reimbursement obligations, or (I) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the obligations of any Account Party hereunder.

(vii)   Interim Interest. If any L/C Disbursement is made with respect to a Letter of Credit, then, unless the applicable Account Party shall reimburse such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made (including by the drawing of a Loan hereunder) to but excluding the date that such Account Party reimburses such L/C Disbursement, at the rate per annum equal to (A) in the case of Letters of Credit denominated in Dollars, (I) 1% plus the Base Rate to but excluding the date three Business Days after such L/C Disbursement is made and (II) from and including the date three Business Days after such L/C Disbursement is made, 3% plus the Base Rate, and (B) in the case of Letters of Credit denominated in any Alternative Currency, (I) 1% plus the Issuing Bank’s Cost of Funds plus the Applicable LIBOR Margin to but excluding the date three Business Days after such L/C Disbursement is made and (II) from and including the date three Business Days after such L/C Disbursement is made, 3% plus the Issuing Bank’s Cost of Funds plus the Applicable LIBOR Margin. Interest accrued pursuant to this paragraph in respect of any Fronted Letter of Credit or any Multi-Issuer Letter of Credit shall be for account of the Issuing Bank or the applicable Banks, respectively, except that interest accrued on and after the date of payment by any Bank pursuant to paragraph (b)(vi) of this Section to reimburse the Issuing Bank in respect of a Fronted Letter of Credit shall be for account of such Bank to the extent of such payment.

(viii)  UCP; ISP. As to any Letter of Credit that is a documentary letter of credit, the most recent Uniform Customs and Practice for Documentary Credits adopted by a Congress of the International Chamber of Commerce and adhered to by the applicable Issuing Bank (the “UCP”), shall be binding on the applicable Account Party and such Issuing Bank except to the extent otherwise provided herein, in any Letter of Credit or in any other Loan Document. As to any Letter of Credit that is a standby letter of credit, the UCP or, if the applicable Issuing Bank shall so specify, the most recent International Standby Practices adopted by a Congress of the International Chamber of Commerce, and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the applicable Issuing Bank (the “ISP”), shall be binding on the Company and such Issuing Bank except to the extent otherwise provided herein, in any Letter of Credit or in any other Loan Document.

Section 1.08.     Changes in Commitments. (a) Optional Reduction. RGA may reduce the Commitments by giving the Administrative Agent notice (which shall be irrevocable) thereof no later than 11:00 a.m. on the fifth Business Day before the requested date of such reduction, except that, (a) each partial reduction of the Commitments shall be in an aggregate amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof and (b) no reduction may reduce the Commitments to an amount less than the Aggregate Credit Exposure. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount to which such Bank’s Commitment is to be reduced.

(b)          Automatic Reduction. If the Administrative Agent shall require in accordance with Section 1.05(b) that the applicable Account Parties prepay the Loans or deposit cash collateral with respect to Letters of Credit that are not returned by the beneficiaries thereof and cancelled, to the extent such Account Parties make such prepayments or deposits, the Commitment of each Bank to whom such prepayment is due and payable, whose obligations in respect of Letters of Credit are terminated or whose L/C Exposure is being cash collateralized shall immediately terminate without further action by the Administrative Agent or any Bank.

(c)          Optional Increase. At any time prior to the Termination Date RGA may, on the terms set forth below, request that the Commitments hereunder be increased; provided, that (i) the aggregate Commitments hereunder at no time shall exceed $650,000,000, (ii) the aggregate amount of increases to the Commitments effected under this Section 1.08(c) shall not exceed $50,000,000, (iii) each such request shall be in a minimum amount of at least $10,000,000 and in increments of $5,000,000 in excess thereof, (iv) an increase in the Commitments hereunder may only be made at a time when no Default or Event of Default shall have occurred and be continuing, and (v) no Bank’s Commitment shall be increased under this Section 1.08(c) without its written consent. In the event of such a requested increase in the Commitments, any financial institution which RGA and the Administrative Agent invite to become a Bank or to increase its Commitment may set the amount of its Commitment at a level agreed to by RGA and the Administrative Agent. In the event that RGA and one or more of the Banks (or other financial institutions) shall agree upon such an increase in the Commitments (x) RGA, the Administrative Agent and each Bank or other financial institution increasing its Commitment or extending a new Commitment shall enter into an agreement substantially in the form of Exhibit B (such agreement, a “Commitment Increase Supplement”) setting forth the amount of the Commitments, as so increased, providing that the financial institutions extending new Commitments shall be Banks for all purposes under this Agreement, and setting forth such additional provisions as the Administrative Agent shall consider reasonably appropriate, (y) RGA shall furnish, if requested, a new Note to each financial institution that is extending a new Commitment or increasing its Commitment and (z) in the case of any financial institution that is not a Bank immediately prior to its execution and delivery of the Commitment Increase Supplement and is not listed on the NAIC Approved Bank List, such financial institution and its Confirming Bank shall enter into an agreement of the type contemplated in the definition of “Confirming Bank” herein. No such amendment shall require the approval or consent of any Bank whose Commitment is not being increased; provided, however, that any provision of such amendment included as an additional provision referred to in clause (x) above which otherwise would require the consent of the Required Banks hereunder shall not be effective without such consent. Upon the effectiveness of any increase in Commitments as contemplated by the following sentence, the Maximum Amount of Revolving Credit shall be increased simultaneously and proportionally therewith. Upon the execution and delivery of such amendment as provided above, and upon satisfaction of such other conditions as the Administrative Agent may reasonably specify upon the request of the financial institutions that are extending new Commitments (including, without limitation, the Administrative Agent administering the reallocation of the outstanding Loans and Total L/C Exposure ratably among the Banks after giving effect to each such increase in the Commitments and the Maximum Amount of Revolving Credit, and the delivery of certificates, evidence of corporate authority and legal opinions on behalf of RGA), this Agreement shall be deemed to be amended accordingly.

Section 1.09.     Fees. (a) Facility Fees. RGA shall pay to the Administrative Agent for the account of each Bank a facility fee on the daily amount of such Bank’s Commitment for each day from the Agreement Date through the Termination Date at a rate per annum equal to the Applicable Facility Fee, payable on successive Interest Payment Dates, on the Termination Date and on the date of any reduction of such Commitment (to the extent accrued and unpaid on the amount of the reduction).

(b)          Administrative Agent’s Fees. RGA shall pay to the Administrative Agent, for its own account the fees payable under the Agent’s Fee Letter. Such fees shall be payable in the amounts and at the times provided therein.

(c)          Utilization Fees. RGA shall pay to the Administrative Agent for the account of each Bank a utilization fee in the amount equal to 0.100% per annum of the daily amount of the utilized Commitments (other than Commitments utilized in respect of undrawn amounts under any outstanding Letters of Credit) for each day on which utilized Commitments (other than Commitments utilized in respect of undrawn amounts under any outstanding Letters of Credit) exceed 50% of the Maximum Amount of Revolving Credit, payable on successive Interest Payment Dates, on the Termination Date and on the date of repayment or prepayment of the Loans (if such utilized Commitments (other than Commitments utilized in respect of undrawn amounts under any outstanding Letters of Credit) exceeded 50% of the Maximum Amount of Revolving Credit immediately prior to such repayment or prepayment of the amount so being repaid or prepaid).

(d)          Letter of Credit Fee. RGA shall pay to the Administrative Agent for the account of each Bank a letter of credit fee which shall accrue at a rate per annum equal to the Applicable Letter of Credit Fee on the average daily aggregate undrawn amount of all outstanding Letters of Credit during the period from and including the Agreement Date to but excluding the date of expiration or termination of, or drawing in full upon, such Letter of Credit. Such fee shall be due and payable on successive Interest Payment Dates, on the Termination Date and on the date of any reduction of such Commitment (to the extent accrued and unpaid on the amount of the reduction).

(e)          Letter of Credit Fronting Fee. RGA shall pay to each Issuing Bank for its own account a letter of credit fronting fee in respect of all Fronted Letters of Credit issued by such Issuing Bank which shall accrue at a rate per annum equal to 0.075% on the average daily aggregate undrawn amount of all such Letters of Credit outstanding during the period from and including the Agreement Date to but excluding the later of the date on which such Bank’s Commitment terminates and the date on which such Bank ceases to have any L/C Exposure. Such fee shall be due and payable on successive Interest Payment Dates, on the Termination Date and on the date of any reduction of such Commitment (to the extent accrued and unpaid on the amount of the reduction).

(f)           Letter of Credit Issuance Fee. RGA shall pay to (i) each Issuing Bank for its own account a letter of credit issuance fee in respect of all Fronted Letters of Credit issued by such Issuing Bank and (ii) to the Administrative Agent for its own account a letter of credit issuance fee in respect of all Multi-Issuer Letters of Credit issued, in each case in the amounts from time to time in effect in accordance with such Person’s general rate structure. Such fee shall be due and payable on successive Interest Payment Dates, on the Termination Date and on the date of any reduction of such Commitment (to the extent accrued and unpaid on the amount of the reduction).

(g)          Fees Non-Refundable. None of the fees payable under this Section 1.09 shall be refundable in whole or in part.

Section 1.10.     Computation of Interest and Fees. Interest, the facility fees and the utilization fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

Section 1.11.     Evidence of Indebtedness. Each Bank’s Loans and RGA’s obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Bank and a single Note payable to the order of such Bank which, at the request of a Bank with respect to its Note in accordance with Section 10.18, may be a Registered Note. The records of each Bank shall be prima facie evidence of such Bank’s Loans and accrued interest thereon and of all payments made in respect thereof.

Section 1.12.     Payments by the Account Parties. (a) Time, Place and Manner. All payments due to the Administrative Agent under the Loan Documents shall be made to the Administrative Agent at the Administrative Agent’s Office or at such other address as the Administrative Agent may designate by notice to RGA. All payments due to any Bank under the Loan Documents shall, in the case of payments on account of principal of or interest on the Loans, reimbursement obligations under the Letters of Credit or fees, be made to the Administrative Agent at the Administrative Agent’s Office and, in the case of all other payments, be made directly to such Bank at its Lending Office or at such other address as such Bank may designate by notice to RGA. All payments due to any Bank under the Loan Documents, whether made to the Administrative Agent or directly to such Bank, shall be made for the account of such Bank’s Lending Office. A payment by any Account Party shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars or in the respective Alternative Currency in funds immediately available to such Person at such place, no later than 1:00 p.m. on such day.

(b)          No Reductions. All payments due to the Administrative Agent or any Bank under the Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by any Account Party thereunder, shall be made, observed or performed by such Account Party without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except, subject to Section 1.12(c), for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

(c)          Taxes. If under Applicable Law any Tax is required to be withheld or deducted by any Account Party from, or is otherwise payable by any Account Party in connection with, any payment to the Administrative Agent or any Bank under the Loan Documents, such Account Party (i) shall (A), if so required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (B) indemnify the Administrative Agent and such Bank in accordance with the provisions of Section 10.02(d) against its failure so to do and (ii) shall pay to the Administrative Agent or such Bank, as applicable, such additional amounts as may be necessary so that the net amount received by the Administrative Agent or such Bank with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted by such Account Party, is equal to the full amount payable under the Loan Documents. If any Tax is withheld or deducted by any Account Party from, or is otherwise payable by any Account Party in connection with, any payment payable to the Administrative Agent or any Bank under the Loan Documents, such Account Party shall, as soon as possible after the date of such payment, furnish to the Administrative Agent or such Bank, as applicable, the original or a certified copy of a receipt for such Tax from the applicable taxing authority. If any payment due to the Administrative Agent or any Bank under the Loan Documents is or is expected to be made without withholding or deducting therefrom, or otherwise paying in connection therewith, any Tax payable by any Account Party to any taxing authority, such Account Party shall, within 30 days after any request from the Administrative Agent or such Bank, as applicable, furnish to the Administrative Agent or such Bank a certificate from such taxing authority, or an opinion of counsel acceptable to the Administrative Agent or such Bank, in either case stating that no Tax payable to such taxing authority was or is, as the case may be, required to be withheld or deducted from, or otherwise paid by such Account Party in connection with, such payment.

(d)          Taxes Payable by the Administrative Agent or any Bank. Each Account Party shall, promptly upon request by the Administrative Agent or any Bank for the payment thereof, pay to the Administrative Agent or such Bank, as the case may be, (i) all Taxes (other than Bank Taxes) payable by the Administrative Agent or such Bank, as the case may be, with respect to any payment due to the Administrative Agent or such Bank from such Account Party under the Loan Documents and (ii) all Taxes payable by the Administrative Agent or such Bank as a result of payments made by such Account Party (whether made to a taxing authority or to the Administrative Agent or such Bank) pursuant to this Section 1.12(d).

(e)          Exemption from U.S. Withholding Taxes. There shall be submitted to RGA and the Administrative Agent, (i) on or before the first date that interest or fees are payable to such Bank under the Loan Documents, (A) if at the time the same are applicable, (1) by each Bank that is not a United States Person, two duly completed and signed copies of Internal Revenue Service Form W-8BEN, W8ECI or W-8IMY in any such case entitling such Bank to a complete exemption from withholding of any United States federal income taxes on all amounts to be received by such Bank under the Loan Documents, or (2) by each Bank that is a Non-US Bank, (x) a duly completed Internal Revenue Service Form W-8BEN and (y) a certification substantially in the Form of Schedule 1.12(e) that such Bank is a Non-US Bank or (B) if at the time all of the foregoing are inapplicable, duly completed and signed copies of such form, if any, as entitles such Bank to exemption from withholding of United States federal income taxes to the maximum extent to which such Bank is then entitled under Applicable Law, and (ii) from time to time thereafter, prior to the expiration or obsolescence of any previously delivered form or upon any previously delivered form becoming inaccurate or inapplicable, such further duly completed and signed copies of such form, if any, as entitles such Bank to exemption from withholding of United States federal income taxes to the maximum extent to which such Bank is then entitled under Applicable Law; provided, however, that if a form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States withholding tax in excess of zero, withholding tax at such rate shall be considered excluded from Taxes and provided further that if a Bank is not eligible to provide a form at the time such Bank first becomes a party to this Agreement, withholding tax at the full applicable statutory rate shall be considered excluded from Taxes. Each Bank shall promptly notify RGA and the Administrative Agent if (A) it is required to withdraw or cancel any form or certificate previously submitted by it or any such form or certificate has otherwise become ineffective or inaccurate or (B) payments to it are or will be subject to withholding of United States federal income taxes to a greater extent than the extent to which payments to it were previously subject. Upon the request of RGA or the Administrative Agent, each Bank that is a United States Person shall from time to time submit to RGA and the Administrative Agent a certificate to the effect that it is such a United States Person and a duly completed Internal Revenue Service Form W-9.

(f)           Authorization to Charge Accounts. Each Account Party hereby authorizes the Administrative Agent and each Bank, if and to the extent any amount payable by such Account Party under the Loan Documents (whether payable to such Person or to any other Person that is the Administrative Agent or a Bank) is not otherwise paid when due, to charge such amount against any or all of the accounts of such Account Party with such Person or any of its Affiliates (whether maintained at a branch or office located within or without the United States), with such Account Party remaining liable for any deficiency.

(g)          Extension of Payment Dates. Whenever any payment to the Administrative Agent or any Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, or, in the case of payments of the principal of LIBOR Loans, a LIBOR Business Day, such payment shall instead be due on the next succeeding Business or LIBOR Business Day, as the case may be, unless, in the case of a payment of the principal of LIBOR Loans, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding LIBOR Business Day. If the date any payment under the Loan Documents is due is extended (whether by operation of this Section 1.12(g), any Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

Section 1.13.     Distribution of Payments by the Administrative Agent. (a) The Administrative Agent shall promptly distribute to each Bank its ratable share of each payment received by the Administrative Agent under the Loan Documents for the account of the Banks by credit to an account of such Bank at the Administrative Agent’s Office or by wire transfer to an account of such Bank at an office of any other commercial bank located in the United States.

(b)          Unless the Administrative Agent shall have received notice from RGA prior 11:00 a.m. on to the date on which any payment is due to the Banks under the Loan Documents that the applicable Account Parties will not make such payment in full, the Administrative Agent may assume that such Account Parties have made such payment in full to the Administrative Agent on such date and the Administrative Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date a corresponding amount with respect to the amount then due such Bank. If and to the extent such applicable Account Parties shall not have so made such payment in full to the Administrative Agent and the Administrative Agent shall have so distributed to any Bank a corresponding amount, such Bank shall, on demand, repay to the Administrative Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at (x) in the case of amounts owed in Dollars, the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate and (y) in the case of amounts owed in any Alternative Currency, the Administrative Agent’s Cost of Funds until (and including) the third Business Day after demand is made and thereafter at the Administrative Agent’s Cost of Funds plus the Applicable LIBOR Margin.

Section 1.14.     Pro Rata Treatment. Except to the extent otherwise provided herein, (a) Loans of each Type to be made on any day shall be made by the Banks pro rata in accordance with their respective Commitments, (b) Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of Loans of the Type and, in the case of LIBOR Loans, having the Interest Period being so converted or continued, (c) each reduction in the Commitments shall be made pro rata in accordance with the respective amounts thereof and (d) each payment of the principal of or interest on the Loans or of fees shall be made for the account of the Banks pro rata in accordance with the respective amounts thereof then due and payable.

Section 1.15.     Respective Obligations of Account Parties. Except to the extent expressly provided otherwise herein, each Account Party other than RGA shall be liable only for the obligations of, and Credit Advances made to or for the account of, such Account Party. RGA shall be liable for the obligations of, and Credit Advances made to or for the account of, each Account Party, as an Account Party itself and pursuant to the Guaranty provided in Article 7. Any amounts owed jointly and severally by the Account Parties (other than RGA) shall be allocated to such Account Parties in accordance with the outstanding Credit Advances made to or for the account of such Account Parties.

ARTICLE 2

CONDITIONS TO EFFECTIVENESS OF AGREEMENT AND CREDIT ADVANCES

Section 2.01.     Conditions to Effectiveness of Agreement and Initial Credit Advances. The effectiveness of this Agreement, including the obligation of each Bank and each Issuing Bank, subject to the terms and conditions hereunder, to make the Credit Advances provided herein, including the making of Loans and the issuance of Letters of Credit under this Agreement, is subject to the determination of each Bank, in its sole and absolute discretion, that each of the following conditions has been fulfilled:

(a)          the Administrative Agent shall have received each of the following, in form and substance and, in the case of the materials referred to in clauses (i), (ii), (iii) and (vi), certified in a manner satisfactory to the Administrative Agent:

(i)       a certificate of the secretary or an assistant secretary of each Account Party, dated the Agreement Date, substantially in the form of Schedule 2.01(a)(i), to which shall be attached copies of the resolutions and by-laws of such Account Party referred to in such certificate;

(ii)      a copy of the charter, certificate of incorporation or similar organizational document of each Account Party, certified, as of a recent date, by the Secretary of State or other appropriate official of such Account Party’s jurisdiction of organization or incorporation;

(iii)    a good standing certificate with respect to each Account Party, issued as of a recent date by the Secretary of State or other appropriate official of such Account Party’s jurisdiction of organization or incorporation;

(iv)     opinions of counsel for the Account Parties, dated the Agreement Date, as to such matters as the Banks may reasonably request, including the enforceability of the Loan Documents, in form and substance reasonably satisfactory to the Banks;

(v)	a duly executed Note for each Bank; and

(vi)     such additional materials as any Bank may have requested pursuant to Section 5.01(g);

(b)          all fees payable on or prior to the Agreement Date pursuant to Section 1.09, and all amounts payable pursuant to Section 10.02 for which invoices have been delivered to RGA on or prior to such date, including, but not limited to, reasonable fees and expenses of legal counsel to the Administrative Agent, shall have been paid in full or arrangements satisfactory to the Administrative Agent shall have been made to cause them to be paid in full concurrently with the effectiveness of this Agreement;

(c)          RGA shall have requested initial Loans hereunder to be made on the Agreement Date in such amounts as necessary such that after the making of such Loans (i) all loans, fees, expenses and other amounts owing under the Existing Credit Agreement shall have been paid in full and (ii) the outstanding Loans hereunder shall be held by Banks pro rata based on their respective Commitments; and

(d)          the commitments of the lenders under the Existing Credit Agreement shall have been terminated.

Section 2.02.     Conditions to Each Credit Advance. The obligation of each Bank and each Issuing Bank, subject to the terms and conditions hereunder, to make the Credit Advances requested to be made by it, including the making of the initial Loan, the issuance of the initial Multi-Issuer Letter of Credit, the issuance of the initial Fronted Letter of Credit (and such Bank’s participation therein), are subject to each of the following conditions being fulfilled:

(a)          (i) in the case of any Loan, the Administrative Agent shall have received a notice of borrowing with respect to such Loan complying with the requirements of Section 1.02 and (ii) in the case of any Letter of Credit, the Administrative Agent and, if applicable, an Issuing Bank shall have received the notice specified in 1.07(c)(i) with respect to such Letter of Credit complying with the applicable requirements of Section 1.07;

(b)          each Representation and Warranty shall be true and correct at and as of the time such Credit Advance is to be made, both with and without giving effect to such Credit Advance and all other Credit Advances to be made at such time and to the application of the proceeds thereof;

(c)          no Default shall have occurred and be continuing at the time such Credit Advance is to be made or would result from the making of such Credit Advance and all other Credit Advances to be made at such time or from the application of the proceeds thereof;

(d)          such Bank shall have received such Information as it may have requested pursuant to Section 5.01(g);

(e)          such Credit Advance will not contravene any Applicable Law applicable to such Bank;

(f)           no Bank shall have delivered a notice (a “Stop Funding Notice”) to the Administrative Agent requesting that no further Loans be made due to a Change of Control other than a Rated Change of Control; and

(g)          the Required Banks shall not have delivered Stop Funding Notices due to a Rated Change of Control.

Except to the extent that RGA shall have disclosed in the notice of borrowing, or in a subsequent notice given to the Banks prior to 5:00 p.m. on the Business Day before the requested date for the making of the requested Credit Advance, that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of such Credit Advance, each Account Party shall be deemed to have made a Representation and Warranty as of the time of the making of such Credit Advance that the conditions specified in such clauses have been fulfilled as of such time. No such disclosure by RGA that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of the requested Credit Advance shall affect the right of each Bank to not make the Credit Advance requested to be made by it if, in such Bank’s determination, such condition has not been fulfilled at such time.

Section 2.03.     Bank Consent to Conditions Precedent. Without limiting the generality of the provisions of Article 9, for purposes of determining compliance with the conditions specified in this Article 2, each Bank that has signed this Agreement shall be deemed to have consented to, approved, accepted or be satisfied with, each document or other matter required hereunder to be consented to or approved or acceptable or satisfactory to a Bank unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Agreement Date or proposed date of any Credit Advance, specifying its objection thereto.

ARTICLE 3

CERTAIN REPRESENTATIONS AND WARRANTIES

In order to induce each Bank and each Issuing Bank to enter into this Agreement and, subject to the terms and conditions hereunder, to make the Credit Advances provided herein,

including the making of Loans and the issuance of Letters of Credit hereunder, each Account Party represents and warrants as follows:

Section 3.01.     Organization; Power; Qualification. Such Account Party and its Subsidiaries are corporations, trusts, limited liability companies or legal entities, as applicable, duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization, have the power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and are duly qualified and in good standing, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for failures in respect of any of the foregoing which, singly or in the aggregate, have not had and are not reasonably likely to have a Materially Adverse Effect on (x) RGA and its Consolidated Subsidiaries taken as a whole or (y) any Loan Document.

Section 3.02.     Subsidiaries. Schedule 3.02 sets forth, as of the Agreement Date, all of the Subsidiaries, their jurisdictions of incorporation or organization and the percentages of the various classes of their Capital Securities owned by such Account Party and indicates which Subsidiaries are Consolidated Subsidiaries. Such Account Party or another Subsidiary of RGA, as the case may be, has the unrestricted right to vote, and (subject to limitations imposed by Applicable Law) to receive dividends and distributions on, all Capital Securities indicated on Schedule 3.02 as owned by such Account Party or such Subsidiary of RGA. Except as provided on Schedule 3.02, all such Capital Securities have been duly authorized and issued and are fully paid and non-assessable.

Section 3.03.     Authorization; Enforceability; Required Consents; Absence of Conflicts. Such Account Party has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents and to borrow hereunder in the unused amount of the Commitments. This Agreement has been, and each of the other Loan Documents when delivered to the Administrative Agent will have been, duly executed and delivered by such Account Party and is, or when so delivered will be, a legal, valid and binding agreement of such Account Party, enforceable against such Account Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance in accordance with their respective terms by such Account Party of the Loan Documents, and each borrowing hereunder, whether or not in the amount of the unused Commitments, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of such Account Party or any Subsidiary, to have been obtained or any Governmental Registration to have been made, or (b) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of such Account Party or any Material Subsidiary under, (i) any material Contract to which such Account Party or such Subsidiary is a party or by which such Account Party or such Subsidiary or any of their respective properties may be bound or (ii) any Applicable Law.

Section 3.04.     Taxes. Each of such Account Party, each Material Subsidiary and each Domestic Subsidiary has (a) filed all Tax returns required to have been filed by it under Applicable Law, (b) paid all Taxes that are due and payable by it or have been assessed against it except for Taxes the failure to have paid which does not contravene Section 4.04 and (c) to the extent required by Generally Accepted Accounting Principles, reserved against all Taxes that are payable by it but are not yet due or that are due and payable by it or have been assessed against it but have not yet been paid except for failures in respect of any of the foregoing which, singly or in the aggregate, have not had and are not reasonably likely to have a Materially Adverse Effect on (x) RGA and its Consolidated Subsidiaries taken as a whole or (y) any Loan Document.

Section 3.05.     Litigation. Except as disclosed in RGA’s December 31, 2004 annual report on Form 10-K/A filed with the Securities and Exchange Commission, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or, to the knowledge of such Account Party and its Subsidiaries, threatened (nor, to the knowledge of such Account Party and its Subsidiaries, is there any basis therefor) against or in any other way relating to or affecting (a) such Account Party or any Subsidiary of RGA or any of their respective businesses or properties or (b) any Loan Document, except actions, suits or proceedings that are not reasonably likely, singly or in the aggregate, to have a Materially Adverse Effect on (x) RGA and its Consolidated Subsidiaries taken as a whole or (y) any Loan Document.

Section 3.06.     Burdensome Provisions. Neither such Account Party nor any Subsidiary is a party to or bound by any Contract or Applicable Law, compliance with which is reasonably likely to have a Materially Adverse Effect on (a) RGA and its Consolidated Subsidiaries taken as a whole or (b) any Loan Document.

Section 3.07.     No Adverse Change or Event. Since December 31, 2004, no change in the business, assets, Liabilities, financial condition, results of operations or business prospects of such Account Party or any Subsidiary has occurred, and no event has occurred or failed to occur, that has had or is reasonably likely to have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (a) RGA and its Consolidated Subsidiaries taken as a whole or (b) any Loan Document.

Section 3.08.     Additional Adverse Facts. No fact or circumstance is known to such Account Party, as of the Agreement Date, that, either alone or in conjunction with all other such facts and circumstances, has had or is reasonably likely to have (so far as such Account Party and its Subsidiaries can foresee) a Materially Adverse Effect on (a) RGA and its Consolidated Subsidiaries taken as a whole or (b) any Loan Document.

Section 3.09.     Investment Company Act. Neither such Account Party nor any Subsidiary is an “investment company” or a Person “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940.

Section 3.10.     Pari Passu Status. The Loans and other obligations of such Account Party to the Banks under the Loan Documents will at all times rank at least pari passu in priority of payment with all of such Account Party’s other unsecured Indebtedness.

ARTICLE 4

CERTAIN COVENANTS

From the Agreement Date and until the Repayment Date,

A.	Each Account Party shall and shall cause each Subsidiary to:

Section 4.01.     Preservation of Existence. Preserve and maintain its corporate existence or, in the case of entities that are not corporations, preserve and maintain its existence as a legal entity under the laws of the jurisdiction in which it is organized, except that this Section 4.01 shall not apply to termination of its existence pursuant to a merger or consolidation to which Section 4.13 does not apply or to the termination of the corporate existence of any Subsidiary that is not a Material Subsidiary.

Section 4.02.     Preservation of Rights and Properties. (a) Preserve and maintain all of its franchises, licenses, rights and privileges under Contract and Applicable Law material to the proper conduct of its business; and (b) preserve and maintain in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of its tangible property material to the proper conduct of its business.

Section 4.03.     Business Activities. Engage only in businesses in substantially the same fields as the businesses conducted by such Account Party and its Subsidiaries on the Agreement Date.

Section 4.04.     Payment of Taxes and Liabilities. Pay or discharge before they become delinquent all Taxes and all Liabilities that are or might become Liens on any of its properties, except that this Section 4.04 shall not apply to Taxes and Liabilities that are being contested in good faith by appropriate proceedings and for which adequate reserves, in an amount not less than the amount required by Generally Accepted Accounting Principles, have been provided.

Section 4.05.     Compliance With Applicable Laws and Contracts. Comply with all Applicable Laws and the terms of all Contracts to which it is a party or by which it or any of its properties may be bound, except that this Section 4.05 shall not apply to any non-compliance that (a) has been excused or expressly waived under the relative Applicable Law or Contract or (b) either alone or when aggregated with all other such non-compliances, would not be reasonably likely to have a Materially Adverse Effect on RGA and its Consolidated Subsidiaries taken as a whole.

Section 4.06.     Preservation of Loan Document Enforceability. Take all actions (including obtaining or making, as the case may be, and maintaining in full force and effect all consents and Governmental Approvals and Governmental Registrations) that are required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

Section 4.07.     Insurance. Maintain insurance with responsible insurance companies against at least such risks and in at least such amounts as is customarily maintained by similar businesses, or as may be required by Applicable Law.

Section 4.08.     Use of Proceeds. Use the proceeds of the Loans and the issuance of Letters of Credit only for general corporate purposes. No Credit Advance shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U and Regulation X) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by any Bank, such Account Party shall complete and sign Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U and deliver such copy to such Bank.

B.	Each Account Party shall not, and shall not permit any Subsidiary to, directly or indirectly:

Section 4.09.     Indebtedness. Have any Indebtedness, at any time, except that this Section 4.09 shall not apply to (a) the Loans and (b) other Indebtedness provided that both prior to, and after giving effect to, the incurrence of such Indebtedness no Default would exist.

Section 4.10.     Guaranties. Be obligated, at any time, in respect of any Guaranty, except that this Section 4.10 shall not apply to (a) Existing Guaranties and (b) Permitted Guaranties.

Section 4.11.     Liens. Permit to exist, at any time, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this Section 4.11 shall not apply to Permitted Liens, provided, however, that if, notwithstanding this Section 4.11, any Lien to which this Section is applicable shall be created or arise, the Liabilities of such Account Party under the Loan Documents shall automatically be secured by such Lien equally and ratably with the other Liabilities secured thereby, and the holder of such other Liabilities, by accepting such Lien, shall be deemed to have agreed thereto and to share with the Banks, on that basis, the proceeds of such Lien, whether or not the Banks’ security interest shall be perfected, provided further, however, that notwithstanding such equal and ratable securing and sharing, the existence of such Lien shall constitute a Default by such Account Party in the performance or observance of this Section 4.11.

Section 4.12.     Restricted Payments. Make or declare or otherwise become obligated to make any Restricted Payment, except that this Section 4.12 shall not apply to any Restricted Payment if at both the time of the declaration or other incurrence of the obligation to make such Restricted Payment, if any, and the time of the making thereof, and immediately after giving effect thereto, a Default would not exist. This Section 4.12 shall not prohibit the payment of a dividend that constitutes a Restricted Payment if such Restricted Payment is made within 45 days of the declaration thereof and if this Section 4.12 did not apply to such Restricted Payment at the time of its declaration.

Section 4.13.     Merger or Consolidation. Merge or consolidate with any Person, except that, if after giving effect thereto no Default would exist, this Section 4.13 shall not apply to (a) any merger or consolidation of RGA with any one or more Persons, provided that RGA shall be the continuing Person, and (b) any merger or consolidation of any Subsidiary with any one or more other Subsidiaries, provided that, if either such Subsidiary is a Wholly Owned Subsidiary, the continuing Person shall, after giving effect to such merger or consolidation, be a Wholly Owned Subsidiary.

Section 4.14.     Disposition of Assets. Sell, lease, license, transfer or otherwise dispose of, in a single transaction or a series of transactions, all or substantially all of the assets of RGA or any Material Subsidiary, provided that this Section 4.14 shall not apply to the sale or transfer of assets pursuant to the securitization of such assets in accordance with an Alternative Reserve Agreement.

Section 4.15.     Taxes of Other Persons. (a) File a consolidated tax return with any other Person other than, in the case of RGA, a Consolidated Subsidiary and, in the case of any such Subsidiary, RGA or a Consolidated Subsidiary, or (b) except as required by Applicable Law, pay or enter into any Contract (except for reimbursements of Taxes to ceding insurance or reinsurance companies pursuant to expense reimbursement clauses which are accepted as standard industry practice and are entered into in the normal course of business) to pay any Taxes owing by any Person other than RGA or a Consolidated Subsidiary.

Section 4.16.     Benefit Plans. (a) Have, or permit any of its ERISA Affiliates to have, any Benefit Plan other than an Existing Benefit Plan; (b) permit any Existing Benefit Plan to be amended in any manner that would cause the aggregate Unfunded Benefit Liabilities under all Existing Benefit Plans to exceed $10,000,000 (or its equivalent in a foreign currency); or (c) permit any Existing Benefit Plan to have a Funded Current Liability Percentage of less than 60%.

Section 4.17.     Transactions with Affiliates. Effect any transaction with any Affiliate that is (a) outside the ordinary course of business and not otherwise explicitly permitted under the Loan Documents, including, in any event, a Restricted Payment permitted by Section 4.12, or (b) on a basis less favorable than would at the time be obtainable for a comparable transaction in arm’s-length dealing with an unrelated third party.

Section 4.18.     Limitation on Restrictive Covenants. Permit to exist, at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any Material Subsidiary or Subsidiary of any Account Party to (a) pay dividends or make any other distributions on shares of its Capital Securities held by any Account Party or any other Subsidiary, (b) pay any obligation owed to any Account Party or any other Subsidiary, (c) make any loans or advances to or investments in any Account Party or in any other Subsidiary, (d) transfer any of its property or assets to any Account Party or any other Subsidiary or (e) create any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom, except that this Section 4.18 shall not apply to Permitted Restrictive Covenants.

Section 4.19.     Issuance or Disposition of Capital Securities. Issue any of its Capital Securities or sell, transfer or otherwise dispose of any Capital Securities of any Subsidiary, except that this Section 4.19 shall not apply to (a) any issuance by RGA of any of its Capital Securities, (b) any issuance by a Subsidiary of any of its Capital Securities to RGA or a Wholly Owned Subsidiary, (c) any issuance by a Subsidiary of any of its Capital Securities to the holders of the common stock of such Subsidiary made pro rata to the relative amounts of such common stock held by such holders, (d) any disposition by RGA or any Subsidiary of any Capital Securities of a Subsidiary to RGA or a Wholly Owned Subsidiary, (e) any issuance by a Subsidiary that is not a Material Subsidiary of less than 50% of its Capital Securities, (f) any issuance by an RGA Trust of Trust Preferred Securities, (g) any issuance under an Alternative Reserve Agreement and (h) any sale, transfer or disposition of any Capital Securities of any Subsidiary other than a Material Subsidiary or Account Party which has been negotiated and consummated on an arm’s-length basis.

Section 4.20.     Acquisitions. Acquire any business or property from, or Capital Security (other than any Capital Security of a Subsidiary) of, or be a party to any acquisition of, any Person except that this Section 4.20 shall not apply to (i) purchases or acquisitions of any Person or any property of any Person to the extent that the aggregate purchase price of any particular such purchase or acquisition, or group or series of related purchases or acquisitions shall not exceed 50% of the Consolidated Net Worth of RGA in any twelve-month period immediately prior to such purchase or acquisition or (ii) purchases or acquisitions of specified groups or blocks of insurance policies from other insurance companies in transactions not involving the acquisition of the Capital Securities of such other insurance companies.

C.	RGA shall not:

Section 4.21.     Ratio of Consolidated Indebtedness to Consolidated Net Worth. Permit Consolidated Indebtedness to exceed 35% of the sum of (a) Consolidated Indebtedness and (b) Consolidated Net Worth at any time.

Section 4.22.     Statutory Surplus. Permit the combined Surplus of RCM and RGA Canada at any time to be less than $942,000,000; provided, however, that if RGA Canada becomes a Wholly Owned Subsidiary of an Insurance Company that is a Wholly Owned Subsidiary of RGA, RGA and the Administrative Agent agree to enter into discussions with a view toward amending this Section 4.22 so as to equitably reflect such change with the desired result that the criteria for evaluating the financial condition of RGA under this Section 4.22 shall be the same after such change as if such change had not been made.

Section 4.23.     Minimum Total Adjusted Capital. Permit the Total Adjusted Capital of each U.S.-domiciled Insurance Company that is a Subsidiary at any time to be less than (i) 175% of the Company Action Level Risk Based Capital for such Insurance Company or (ii) in the case of any Captive Subsidiary, the greater of 75% of the Company Action Level Risk Based Capital or the minimum amount required by the Applicable Insurance Regulatory Authority.

ARTICLE 5

INFORMATION

Section 5.01.     Information to Be Furnished. From the Agreement Date and until the Repayment Date, each Account Party shall furnish to each Bank (directly or by providing sufficient copies of such Information to the Administrative Agent):

(a)          Quarterly Financial Statements. As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of RGA, commencing with the quarterly period ending September 30, 2005, unaudited consolidated and consolidating balance sheets of RGA as at the end of such quarterly period and the related unaudited consolidated and consolidating statements of income, retained earnings and consolidated cash flows of RGA in accordance with Generally Accepted Accounting Principles for such quarterly period (except in the case of the statement of cash flows) and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year.

(b)          Year-End Financial Statements. As soon as available and in any event within 75 days after the end of each fiscal year of RGA, commencing with the fiscal year ending December 31, 2005, (i) audited consolidated statements of income, retained earnings and changes in financial position (or statement of cash flow, as the case may be) of RGA, for such year and the related audited consolidated balance sheet of RGA, as at the end of such year, setting forth in each case in comparative form the corresponding consolidated figures and figures of RGA for the preceding fiscal year of RGA and (ii) an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of RGA in accordance with Generally Accepted Accounting Principles, as at the end of, and for, such fiscal year.

(c)          Officer’s Certificate as to Financial Statements and Defaults. At the time that financial statements are furnished pursuant to Section 5.01(a) or 5.01(b), a certificate of the president or chief financial officer of RGA (i) certifying as to the correctness of the representations and warranties with respect to such financial statements set forth in Section 5.02(b), (ii) setting forth any changes in and departures from Generally Accepted Accounting Principles, (iii) setting forth the calculations required to establish whether or not RGA was in compliance with Sections 4.21, 4.22, and 4.23, (iv) specifying the Subsidiaries that are, or shall be deemed to be, Material Subsidiaries in accordance with the definition thereof and (v) certifying that, based on an examination sufficient to enable the certifying officer to make an informed statement, no Default exists or, if a Default does exist, specifying the same by Section, giving the date the same occurred and the steps being taken by RGA or a Subsidiary with respect thereto.

(d)          Statutory Statements. As soon as available and in any event no later than the later of (i) 60 days after the close of each of the applicable accounting periods for which such Insurance Company is required to prepare and file Statutory Statements (other than the period ending on the last day of a fiscal year), commencing with the first period ending on or after September 30, 2005 and (ii) the time such Statutory Statements of the Insurance Companies are filed with the appropriate regulatory authorities, unaudited summary Statutory Statements (prepared in accordance with SAP) of RGA Re, RGA Canada, RCM, RGA Worldwide, RGA Barbados, RGA Americas and any other Insurance Company requested by a Bank (comparable from fiscal period to fiscal period) for each such fiscal period, accompanied by a certificate of the president or chief financial officer of such Account Party or RGA, which certificate shall state that such financial statements present fairly in all material respects the financial condition of such Insurance Companies in accordance with SAP.

(e)          Year-End Statutory Statements. As soon as available and in any event no later than the later of (i) 90 days after the end of each fiscal year of such Account Party commencing with the fiscal year ending December 31, 2005 and (ii) the time the same are filed with the appropriate regulatory authorities, the unaudited and audited annual Statutory Statement of RGA Re, RGA Canada, RCM, RGA Worldwide, RGA Barbados, RGA Americas and such other Insurance Companies as requested by a Bank (prepared in accordance with SAP) for such year and as filed with the insurance department of the applicable jurisdiction, accompanied by (x) a certificate of the president or chief financial officer of such Account Party or RGA stating that said Statutory Statement presents fairly in all material respects the financial condition of such Insurance Company in accordance with SAP and (y) to the extent required by the appropriate regulatory authorities, a certificate of the valuation actuary of such Insurance Company, affirming the adequacy of reserves taken by such Insurance Company as at the end of such fiscal year.

(f)           Reports and Filings. (i) Promptly upon receipt thereof, copies of all reports, if any, submitted to such Account Party or any Material Subsidiary, or the Board of Directors (or similar governing body) of such Account Party or any Material Subsidiary, by its independent certified public accountants, including any management letter; (ii) as soon as practicable, copies of all such financial statements and reports as such Account Party or any Subsidiary shall send to its stockholders and of all registration statements and all regular or periodic reports that such Account Party or any Subsidiary shall file, or may be required to file, with the Securities and Exchange Commission or any successor commission.

(g)          Requested Information. From time to time and promptly upon reasonable request of any Bank, such Information regarding the Loan Documents, the Loans, the Letters of Credit or the business, assets, Liabilities, financial condition, results of operations or business prospects of such Account Party and Subsidiaries as such Bank may request, in each case in form and substance and certified in a manner reasonably satisfactory to the requesting Bank.

(h)          Notice of Defaults, Material Adverse Changes and Other Matters. Prompt notice of:

(i)	any Default,

(ii)      the threatening or commencement of, or the occurrence or nonoccurrence of any change or event relating to, any action, suit or proceeding that would cause the Representation and Warranty contained in Section 3.05 to be incorrect if made at such time,

(iii)    the occurrence or nonoccurrence of any change or event that would cause the Representation and Warranty contained in Section 3.07 to be incorrect if made at such time,

(iv)     any reduction in the rating given by any nationally recognized rating agency to any securities issued by such Account Party or any of its Subsidiaries (including any change in the S&P Rating or the Moody’s Rating),

(v)      any event or condition referred to in clauses (i) through (vii) of Section 6.01(h), whether or not such event or condition shall constitute an Event of Default, and

(vi)	any Change of Control being deemed to have occurred.

Section 5.02.     Accuracy of Financial Statements and Information. (a) Historical Financial Statements. Each Account Party hereby represents and warrants that (i) Schedule 5.02(a) sets forth a complete and correct list of the financial statements submitted by such Account Party to the Banks in order to induce them to execute and deliver this Agreement, (ii) such financial statements are complete and correct in all material respects and present fairly, in accordance with Generally Accepted Accounting Principles or SAP, as applicable, the consolidated and, in the case of any such financial statements prepared in accordance with Generally Accepted Accounting Principles, the consolidating financial position of such Account Party and/or its Consolidated Subsidiaries as at their respective dates and the consolidated and, in the case of any such financial statements prepared in accordance with Generally Accepted Accounting Principles, the consolidating results of operations, retained earnings and, as applicable, changes in financial position or cash flows of such Account Party and/or such Subsidiaries for the respective periods to which such statements relate, and (iii) except as disclosed or reflected in such financial statements, as at December 31, 2004, neither such Account Party nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or would be reasonably likely to have a Materially Adverse Effect on RGA and its Consolidated Subsidiaries taken as a whole.

(b)          Future Financial Statements. The financial statements delivered pursuant to Section 5.01(a), (b), (d) and (e) shall be complete and correct in all material respects and present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom that are described in the certificate or report accompanying such statements and that have been approved in writing by each Account Party’s then current independent certified public accountants) or SAP, as applicable, the consolidated and, in the case of any such financial statements prepared in accordance with Generally Accepted Accounting Principles, the consolidating financial position of each Account Party and/or its Consolidated Subsidiaries, as applicable, as at their respective dates and the consolidated and, in the case of any such financial statements prepared in accordance with Generally Accepted Accounting Principles, the consolidating results of operations, retained earnings and cash flows of such Account Party and/or such Subsidiaries, as applicable, for the respective periods to which such statements relate, and the furnishing of the same to the Banks shall constitute a representation and warranty by each Account Party made on the date the same are furnished to the Banks to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, neither such Account Party nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or would be reasonably likely to have a Materially Adverse Effect on RGA and its Consolidated Subsidiaries taken as a whole.

(c)          Historical Information. Each Account Party hereby represents and warrants that all Information furnished to the Administrative Agent or the Banks by or on behalf of such Account Party prior to the Agreement Date in connection with or pursuant to the Loan Documents and the relationships established thereunder, at the time the same was so furnished, but in the case of Information dated as of a prior date, as of such date, (i) in the case of any Information prepared in the ordinary course of business, was complete and correct in all material respects in the light of the purpose prepared, and, in the case of any Information the preparation of which was requested by any Bank, was complete and correct in all material respects to the extent necessary to give such Bank true and accurate knowledge of the subject matter thereof, (ii) did not contain any untrue statement of a material fact, and (iii) did not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

(d)          Future Information. All Information furnished to the Administrative Agent or the Banks by or on behalf of each Account Party on or after the Agreement Date in connection with or pursuant to the Loan Documents or in connection with or pursuant to any amendment or modification of, or waiver of rights under, the Loan Documents, shall, at the time the same is so furnished, but in the case of Information dated as of a prior date, as of such date, (i) in the case of any Information prepared in the ordinary course of business, be complete and correct in all material respects in the light of the purpose prepared, and, in the case of any Information required by the terms of the Loan Documents or the preparation of which was requested by any Bank, be complete and correct in all material respects to the extent necessary to give such Bank true and accurate knowledge of the subject matter thereof, (ii) not contain any untrue statement of a material fact, and (iii) not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made, and the furnishing of the same to the Administrative Agent or any Bank shall constitute a representation and warranty by such Account Party made on the date the same are so furnished to the effect specified in clauses (i), (ii) and (iii).

Section 5.03.     Additional Covenants Relating to Disclosure. From the Agreement Date and until the Repayment Date, each Account Party shall and shall cause each Subsidiary to:

(a)          Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects), as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Section 5.01(a), 5.01(b), 5.01(d) and 5.01(e) and (ii) the determination of the compliance of such Account Party with the terms of the Loan Documents.

(b)          Fiscal Year. Maintain the same opening and closing dates for each fiscal year as for the fiscal year reflected in the Base Financial Statements or, if the opening and closing dates for the fiscal year reflected in the Base Financial Statements were determined pursuant to a formula, determine the opening and closing dates for each fiscal year pursuant to the same formula.

(c)          Visits, Inspections and Discussions. Permit, or, in the case of premises, property, books, records or Persons not within its immediate control, promptly take such actions as are necessary or desirable in order to permit, representatives (whether or not officers or employees) of any Bank, from time to time, upon reasonable written notice (with such Bank responsible for its own out-of-pocket expenses) as often as may be reasonably requested, during normal business hours to (i) visit any of its premises or property or any premises or property of others on which any of its property or books and records (or books and records of others relating to it) may be located, (ii) inspect, and verify the amount, character and condition of, any of its property, (iii) review and make extracts from its books and records and books and records of others relating to it, including management letters prepared by its independent certified public accountants, and (iv) discuss with any Person (including its principal officers, independent certified public accountants, suppliers, customers, debtors and other creditors) its business, assets, Liabilities, financial condition, results of operation and business prospects. The Administrative Agent and each Bank agree to keep confidential, in accordance with its customary procedures for handling confidential information of the same nature, any non-public information supplied to it by or on behalf of such Account Party or any of its Subsidiaries pursuant to this Section 5.03(c) except that this Section shall not apply to the disclosure of any such information: (a)(i) to the extent required by (A) Applicable Law or (B) judicial process or (ii) to any regulatory authority; (b) to (i) the Administrative Agent, any of the Banks or any other party to any of the Loan Documents; (ii) any of their respective Affiliates, or (iii) any director, officer, employee or agent, including accountants, legal counsel and other advisers, of any Person referred to in (i) or (ii) of this clause (b); (c) to any Person in connection with the exercise by such Bank of its rights under Section 10.09; (d) in connection with (i) the exercise of any remedy under any Loan Document or (ii) any action, suit or other proceeding with respect to any Loan Document or any Loan Document Related Claim, or in anticipation of or preparation for any such proceeding; (e) that has become publicly available, otherwise than as a result of a breach by the Administrative Agent or such Bank of this Section; or (f) with the consent of RGA; provided that in the case of any disclosure to any Person referred to in clauses (b)(ii) or (iii) or (c), such Person has been instructed to keep such information confidential.

Section 5.04.     Authorization of Third Parties to Deliver Information and Discuss Affairs. Each Account Party hereby authorizes and directs each Person whose preparation or delivery to the Administrative Agent or the Banks of any opinion, report or other Information is a condition or covenant under the Loan Documents (including under Article 2 or this Article 5) to so prepare or deliver such Information for the benefit of the Administrative Agent and the Banks. Each Account Party further authorizes and directs all Persons (a) to furnish to the Banks any Information regarding the matters referred to in Section 5.01(g) that any Bank may reasonably request, (b) to permit representatives of any Bank to make the visits, inspections, reviews and extracts of premises, property, books and records within their possession and control contemplated by Section 5.03(c) and (c) to discuss with representatives of any Bank the matters referred to in Section 5.03(c). Each Account Party agrees to promptly execute and deliver from time to time such further authorizations to effect the purposes of this Section 5.04 as the Administrative Agent or any Bank may reasonably request.

ARTICLE 6

DEFAULT

Section 6.01.     Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of any Account Party or any Subsidiary, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

(a)          (i) Any payment of principal of any of the Loans, the Notes or the Reimbursement Obligations shall not be made when and as due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement and the Notes or (ii) any payment of interest on any of the Loans, the Notes or the Reimbursement Obligations or of fees or any other amount (other than amounts referred to in clause (a)(i) of this Section) shall not be made when and as due in accordance with the terms of this Agreement and the Notes and such default shall continue unremedied for a period of 3 Business Days;

(b)          Any Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;

(c)	Any Account Party shall default in the performance or observance of:

(i)       any term, covenant, condition or agreement contained in Section 4.01 (insofar as such Section requires the preservation of the corporate or other legal entity existence of such Account Party), 4.03, 4.06, 4.09 through 4.20, 4.22, 4.23, 5.01(h)(i), 5.03(b) or 5.03(c); or

(ii)      any term, covenant, condition or agreement contained in this Agreement or any other Loan Document (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of 30 days after the earlier of (a) the date that an officer of any Account Party obtains knowledge, or should have obtained knowledge, of such default, or (b) the date that the Administrative Agent or a Bank delivers written notice of the occurrence of such default to the applicable Account Party or RGA;

(d)          (i) Any Account Party or any Subsidiary shall fail to pay, in accordance with its terms and when due and payable, after giving effect to any applicable grace period, any of the principal of or interest on any of its Indebtedness (other than the Loans and the Letters of Credit) having a then outstanding principal amount in the aggregate in excess of $50,000,000 (or its equivalent in a foreign currency) or (ii) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid or repurchased prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness;

(e)          Since December 31, 2004, any change in the business, assets, Liabilities, financial condition or results of operations of any Account Party or any Subsidiary shall have occurred, or any event shall have occurred or failed to occur, that has had or might have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (i) RGA and its Consolidated Subsidiaries taken as a whole or (ii) any Loan Document;

(f)           (i) Any Account Party or any Material Subsidiary or any Domestic Subsidiary shall (A) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) apply for the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (D) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (E) make a general assignment for the benefit of creditors, or (F) take any action for the purpose of effecting any of the foregoing (including the passage by the Board of Directors (or similar governing body) of such Account Party or any such Subsidiary of a resolution approving, authorizing or directing any of the foregoing actions);

(ii)      (A) A case or other proceeding shall be commenced against any Account Party or any Material Subsidiary or any Domestic Subsidiary seeking (1) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of such Account Party or such Subsidiary, or of all or any substantial part of the assets, domestic or foreign, of such Account Party or such Subsidiary, and such case or proceeding shall continue undismissed and unstayed for a period of 60 days, or, if such Account Party or such Subsidiary consents to, or fails to contest the petition filed in such case or proceeding, 20 days, or if such Account Party consents to the petition filed in such case or proceeding, for any length of time, or (B) an order granting the relief requested in such case or proceeding against any Account Party or any Subsidiary (including an order for relief under such federal bankruptcy laws) shall be entered;

(g)          A judgment or order shall be entered against any Account Party or any Material Subsidiary or any Domestic Subsidiary by any court, and (i) in the case of a judgment or order for the payment of money, either (A) such judgment or order shall continue undischarged and unstayed for a period of 30 days in which the aggregate amount of all such judgments and orders exceeds $50,000,000 (or its equivalent in a foreign currency) or (B) enforcement proceedings shall have been commenced upon such judgment or order and (ii) in the case of any judgment or order for other than the payment of money, such judgment or order could, in the reasonable judgment of the Required Banks, together with all other such judgments or orders, have a Materially Adverse Effect on RGA and its Consolidated Subsidiaries taken as a whole;

(h)          (i) Any Termination Event shall occur with respect to any Benefit Plan of RGA, any Subsidiary or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) RGA, any Subsidiary or any of their respective ERISA Affiliates shall be in “default” (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to any such Benefit Plan that is a Multiemployer Benefit Plan as a result of such Person’s complete or partial withdrawal (as described in ERISA Section 4203 or 4205) therefrom, (v) RGA, any Subsidiary or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against RGA, any Subsidiary or any of their respective

ERISA Affiliates to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, or (vii) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Required Banks will not subject, RGA or such Subsidiary to any Liability that, alone or in the aggregate with all such Liabilities for all such Persons, exceeds $10,000,000 (or its equivalent in a foreign currency);

(i)           RGA or any of its Affiliates asserts, or RGA or any of its Affiliates or any other Person institutes any proceedings seeking to establish, that (i) any provision of the Loan Documents is invalid, not binding or unenforceable or (ii) the Guaranty of RGA provided hereunder is limited in amount pursuant to Section 7.01(b) hereof;

(j)           (i) Any Applicable Insurance Regulatory Authority shall commence a case or other proceeding against any Account Party or any Material Subsidiary or any Domestic Subsidiary seeking the appointment of a trustee, receiver, custodian, administrator, liquidator or the like of such Account Party or any such Subsidiary, or of all or any substantial part of the assets, domestic or foreign, of such Account Party or any such Subsidiary, or an order granting the relief requested in such case or proceeding against such Account Party or any such Subsidiary shall be entered or (ii) RGA Canada shall fail to meet the “Minimum Continuing Capital and Surplus Requirements” as set by the Office of the Superintendent of Financial Institutions, Canada; or

(k)          Any Account Party or any Material Subsidiary shall cease to be a Wholly Owned Subsidiary of RGA.

Section 6.02.     Remedies upon Event of Default. During the continuance of any Event of Default (other than one specified in Section 6.01(f)) and in every such event, the Administrative Agent, upon notice to RGA, may or, upon the direction of the Required Banks, shall do any or all of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents to be, and the Loans and the Notes and all such other amounts shall thereupon and to that extent become, due and payable, (b) terminate, in whole or, from time to time, in part, the Commitments and (c) request RGA to, and RGA shall, or shall cause each other Account Party to, thereupon deposit with the Administrative Agent as cash collateral in the Cash Collateral Account, an amount equal to the maximum amount currently or at any time thereafter available to be drawn under all outstanding Letters of Credit issued for the account of such Account Party. Upon the occurrence of an Event of Default specified in Section 6.01(f), automatically and without any notice to RGA, (a) the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents shall be due and payable, (b) the Commitments shall terminate and (c) RGA shall, or shall cause each other Account Party to, thereupon deposit with the Administrative Agent as cash collateral in the Cash Collateral Account, an amount equal to the maximum amount currently or at any time thereafter available to be drawn under all outstanding Letters of Credit issued for the account of such Account Party. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived by RGA and the other Account Parties.

ARTICLE 7

GUARANTY

Section 7.01.     Guaranty of Payment and Performance; Limitation of Guaranty. (a) The Guarantor hereby (a) absolutely, unconditionally and irrevocably guarantees to the Guaranteed Parties the due and punctual payment and performance of all of the Guaranteed Obligations in accordance with their respective terms and when and as due (whether at maturity, by reason of acceleration or otherwise, but giving effect to any applicable grace period set forth in Section 6.01(a)), or deemed to be due pursuant to Section 7.02, and (b) agrees so to pay the same when so due, or deemed to be due, upon demand.

(b)          It is the intention of the Guarantor and the Guaranteed Parties that the obligations of the Guarantor under this Article 7 shall be in, but not in excess of, the maximum amount permitted by Applicable Law. To that end, but only to the extent such obligations would otherwise be avoidable, the obligations of the Guarantor under this Article 7 shall be limited to the maximum amount that, after giving effect to the incurrence thereof, would not render the Guarantor insolvent or unable to pay its debts as they mature or leave the Guarantor with an unreasonably small capital. The need for any such limitation shall be determined, and any such needed limitation shall be effective, with respect to the Guarantor at the time or times that the Guarantor is deemed, under Applicable Law, to incur obligations thereunder. Any such limitation shall be apportioned amongst the Guaranteed Obligations of the Guaranteed Parties pro rata in accordance with their respective amounts thereof. This Section 7.01(b) is intended solely to preserve the rights of the Guaranteed Parties under this Article 7 to the maximum extent permitted by Applicable Law, and neither the Guarantor nor any other Person shall have any right under this Section 7.01(b) that it would not otherwise have under Applicable Law. For the purposes of this Section 7.01(b), “insolvency”, “unreasonably small capital” and “inability to pay debts as they mature” shall be determined in accordance with Applicable Law.

Section 7.02.     Continuance and Acceleration of Guaranteed Obligations Upon Certain Events. If:

(a)          any Event of Default resulting in the automatic acceleration of any Guaranteed Obligations shall occur;

(b)          any injunction, stay or the like that enjoins any acceleration, or demand for the payment of any Guaranteed Obligations that would otherwise be required or permitted under the Loan Documents shall become effective; or

(c)          any Guaranteed Obligations shall be or be determined to be or become discharged (other than by payment or performance in full), disallowed, invalid, illegal, void or otherwise unenforceable (whether by operation of any Applicable Law or by order of any court or governmental agency) against any Account Party;

then (i) such Guaranteed Obligations shall, for all purposes hereunder, be deemed (A) in the case of clause (c), to continue to be outstanding and in full force and effect notwithstanding the unenforceability thereof against such Account Party and (B) if such is not already the case, to have thereupon become immediately due and payable and to have commenced bearing interest at the Post-Default Rate and (ii) the Guaranteed Parties may exercise all of the rights and remedies hereunder that would be available to them during an Event of Default.

Section 7.03.     Recovered Payments. The Guaranteed Obligations shall be deemed not to have been paid, observed or performed, and the obligations of the Guarantor hereunder in respect thereof shall continue and not be discharged, to the extent that any payment thereof by any of the Account Parties or the Guarantor, or out of the proceeds of any collateral, is recovered from or paid over by or for the account of the Guaranteed Parties for any reason, including as a preference or fraudulent transfer or by virtue of any subordination (whether present or future or contractual or otherwise) of the Guaranteed Obligations, whether such recovery or payment over is effected by any judgment, decree or order of any court or governmental agency, by any plan of reorganization or by settlement or compromise by the Guaranteed Parties (whether or not consented to by any Account Party, the Guarantor or any other guarantor) of any claim for any such recovery or payment over. The Guarantor hereby expressly waives the benefit of any applicable statute of limitations and agrees that it shall be liable hereunder whenever such a recovery or payment over occurs.

Section 7.04.     Nature of the Guarantor’s Obligations. The Guarantor’s obligations under the Loan Documents (a) are absolute and unconditional, (b) constitute a guaranty of payment and not a guaranty of collection, (c) are as primary obligor and not as a surety only, (d) shall be a continuing guaranty of all present and future Guaranteed Obligations and all promissory notes and other documentation given in extension or renewal or substitution for any of the Guaranteed Obligations, (e) shall rank at all times at least pari passu in priority of payment with all of the Guarantor’s other unsecured Indebtedness and (f) shall be irrevocable.

Section 7.05.     No Release of Guarantor. THE OBLIGATIONS OF THE GUARANTOR HEREUNDER SHALL NOT BE REDUCED, LIMITED OR TERMINATED, NOR SHALL THE GUARANTOR BE DISCHARGED FROM ANY THEREOF, FOR ANY REASON WHATSOEVER (other than, subject to Section 7.03, the payment, observance and performance of the Guaranteed Obligations), including (and whether or not the same shall have occurred or failed to occur once or more than once and whether or not the Guarantor shall have received notice thereof):

(a)          (i) any increase in the principal amount of, or interest rate applicable to, (ii) any extension of the time of payment, observance or performance of, (iii) any other amendment or modification of any of the other terms and provisions of, (iv) any release, composition or settlement (whether by way of acceptance of a plan of reorganization or otherwise) of, (v) any subordination (whether present or future or contractual or otherwise) of, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, the Guaranteed Obligations;

(b)          (i) any failure to obtain, (ii) any release, composition or settlement of, (iii) any amendment or modification of any of the terms and provisions of, (iv) any subordination of, or (v) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, any other guaranties of the Guaranteed Obligations;

(c)          (i) any failure to obtain or any release of, (ii) any failure to protect or preserve, (iii) any release, compromise, settlement or extension of the time of payment of any obligations constituting, (iv) any failure to perfect or maintain the perfection or priority of any Lien upon, (v) any subordination of any Lien upon, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of any Lien or intended Lien upon, any collateral now or hereafter securing the Guaranteed Obligations or any other guaranties thereof;

(d)          any termination of or change in any relationship between the Guarantor and any other Account Party including any such termination or change resulting from a change in the ownership of the Guarantor or any other Account Party or from the cessation of any commercial relationship between the Guarantor and any other Account Party;

(e)          any exercise of, or any election not to exercise or failure to exercise, delay in the exercise of, waiver of, or forbearance or other indulgence with respect to, any right, remedy or power available to the Guaranteed Parties, including (i) any election not to exercise or failure to exercise any right of setoff, recoupment or counterclaim, (ii) any election of remedies effected by the Guaranteed Parties, including the foreclosure upon any real estate constituting election of remedies effected by the Guaranteed Parties, including the foreclosure upon any real estate constituting collateral, whether or not such election affects the right to obtain a deficiency judgment, and (iii) any election by the Guaranteed Parties in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) of such Bankruptcy Code; and

(f)           ANY OTHER ACT OR FAILURE TO ACT OR ANY OTHER EVENT OR CIRCUMSTANCE THAT (i) VARIES THE RISK OF THE GUARANTOR HEREUNDER OR (ii) BUT FOR THE PROVISIONS HEREOF, WOULD, AS A MATTER OF STATUTE OR RULE OF LAW OR EQUITY, OPERATE TO REDUCE, LIMIT OR TERMINATE THE OBLIGATIONS OF THE GUARANTOR HEREUNDER OR DISCHARGE THE GUARANTOR FROM ANY THEREOF.

Section 7.06.	Certain Waivers. The Guarantor waives:

(a)          any requirement, and any right to require, that any right or power be exercised or any action be taken against any of the Account Parties or any collateral for the Guaranteed Obligations;

(b)          all defenses to, and all setoffs, counterclaims and claims of recoupment against, the Guaranteed Obligations that may at any time be available to any other Guarantor (and agrees that payments due from the Guarantor hereunder shall be made without any reduction or deduction whatsoever, including any reduction or deduction for any setoff, counterclaim or claim of recoupment otherwise available to the Guarantor or to any of the Account Parties);

(c)          (i) notice of acceptance of and intention to rely hereunder, (ii) notice of the making or renewal of any Loans or other extensions of credit hereunder and of the incurrence or renewal of any other Guaranteed Obligations, (iii) notice of any of the matters referred to in Section 7.05 and (iv) all other notices that may be required by Applicable Law or otherwise to preserve any rights against the Guarantor hereunder, including any notice of default, demand, dishonor, presentment and protest;

(d)	diligence;

(e)          any defense based upon, arising out of or in any way related to (i) any claim that any sale or other disposition of any collateral for the Guaranteed Obligations was not conducted in a commercially reasonable fashion or that a public sale, should the Guaranteed Parties have elected so to proceed, was, in and of itself, not a commercially reasonable method of sale, (ii) any claim that any election of remedies by the Guaranteed Parties, including the exercise by the Guaranteed Parties of any rights against any collateral, impaired, reduced, released or otherwise extinguished any right that the Guarantor might otherwise have had against any of the Account Parties or against any collateral, including any right of subrogation, exoneration, reimbursement or contribution or right to obtain a deficiency judgment, (iii) any claim based upon, arising out of or in any way related to any of the matters referred to in Section 7.05 and (iv) any claim that the Loan Documents should be strictly construed against the Guaranteed Parties; and

(f)           ALL OTHER DEFENSES UNDER ANY APPLICABLE LAW THAT WOULD, BUT FOR THIS CLAUSE (f), BE AVAILABLE TO THE GUARANTOR AS A DEFENSE AGAINST OR A REDUCTION OR LIMITATION OF ITS LIABILITIES AND OBLIGATIONS HEREUNDER.

Section 7.07.     Subordination of Rights Against the Account Parties and Collateral. All rights that the Guarantor may at any time have against any of the Account Parties or any collateral for the Guaranteed Obligations (including rights of subrogation, exoneration, reimbursement and contribution and whether arising under Applicable Law or otherwise), and all obligations that any of the Account Parties may at any time have to the Guarantor, arising by virtue of the Guarantor’s obligations to pay principal, interest or other amounts payable to Guaranteed Parties hereunder, any payment made pursuant thereto or the exercise by the Guaranteed Parties of their rights with respect to any collateral are hereby expressly subordinated to the prior payment, observance and performance in full of the Guaranteed Obligations. No Guarantor shall enforce any of the rights, or attempt to obtain payment or performance of any of the obligations, subordinated pursuant to this Section 7.07 until the Guaranteed Obligations have been paid, observed and performed in full, except that such prohibition shall not apply to routine acts, such as the giving of notices and the filing of continuation statements, necessary to preserve any such rights. If any amount shall be paid to or recovered by the Guarantor (whether directly or by way of setoff, recoupment or counterclaim) on account of any right or obligation subordinated pursuant to this Section 7.07, such amount shall be held by the Guarantor in trust for the benefit of the Guaranteed Parties.

ARTICLE 8

ADDITIONAL CREDIT FACILITY PROVISIONS

Section 8.01.     Mandatory Suspension and Conversion of LIBOR Loans. A Bank’s obligations to make, continue or convert into LIBOR Loans of any Type shall be suspended, all such Bank’s outstanding Loans of that Type (except in the case of Loans denominated in any Alternative Currency, which shall as a result of the events described in clauses (a), (b), (c) or (d) below cease to be LIBOR Loans of that Type and shall bear interest at such Bank’s Cost of Funds plus the Applicable LIBOR Margin) shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (c) below, on the last day such Bank may lawfully continue to maintain Loans of that Type or, in the case of clause (d) below, on the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into Loans of such Type by such Bank shall be deemed requests for, Base Rate Loans, if:

(a)          on or prior to the determination of an interest rate for a LIBOR Loan of that Type for any Interest Period, the Administrative Agent determines that for any reason appropriate information is not available to it for purposes of determining the Adjusted LIBOR or LIBOR, as applicable, for such Interest Period;

(b)          on or prior to the first day of any Interest Period for a LIBOR Loan of that Type, such Bank determines that LIBOR as determined by the Administrative Agent for such Interest Period would not accurately reflect the cost to such Bank of making, continuing or converting into a LIBOR Loan of such Type for such Interest Period;

(c)          at any time such Bank determines that any Regulatory Change Enacted after the Agreement Date makes it unlawful or impracticable for such Bank or its Lending Office to make, continue or convert into any LIBOR Loan of that Type, or to comply with its obligations hereunder in respect thereof; or

(d)          such Bank determines that, by reason of any Regulatory Change Enacted after the Agreement Date, such Bank or its Lending Office is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to LIBOR Loans of that Type is directly or indirectly determined or (ii) the category of assets that includes LIBOR Loans of that Type.

If, as a result of this Section 8.01, any Loan of any Bank that would otherwise be made or maintained as or converted into a LIBOR Loan of any Type for any Interest Period is instead made or maintained as or converted into Base Rate Loans, then, unless the corresponding Loan of each of the other Banks is also to be made or maintained as or converted into a Base Rate Loan, such Loan shall be treated as being a LIBOR Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Banks of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Administrative Agent shall promptly notify RGA and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a) above, and each Bank shall promptly notify RGA and the Administrative Agent of the existence or occurrence of any condition or circumstance specified in clause (b), (c) or (d) above applicable to such Bank’s Loans but the failure by the Administrative Agent or such Bank to give any such notice shall not affect such Bank’s rights hereunder.

Section 8.02.     Unavailability of Foreign Currency. If at any time that any Alternative Currency is not available in sufficient amounts, as determined by the Administrative Agent in its sole discretion, to fund any Credit Advance denominated in such a currency, the Administrative Agent shall give notice thereof to RGA and the Banks by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies RGA and the Banks that the circumstances giving rise to such notice no longer exist, Loans in the affected currency shall no longer be available and any notice of borrowing given by any Account Party with respect to Loans in such currency which have not yet been funded shall be deemed rescinded by such Account Party.

Section 8.03.     Regulatory Changes. If in the reasonable determination of any Bank, any Issuing Bank or the Administrative Agent (each, an “Affected Bank”) (a) any Regulatory Change Enacted after the Agreement Date shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Affected Bank with respect to any Loan or the return to be earned by such Affected Bank on any Credit Advance, (ii) impose a cost on such Affected Bank or any Affiliate of such Affected Bank that is attributable to the making, funding or maintaining of, or such Affected Bank’s commitment to effect, any Credit Advance, (iii) require such Affected Bank or any Affiliate of such Affected Bank to make any payment on or calculated by reference to the gross amount of any amount received by such Affected Bank under any Loan Document or (iv) reduce, or have the effect of reducing, the rate of return on any capital of such Affected Bank or any Affiliate of such Affected Bank that such Affected Bank or such Affiliate is required to maintain on account of any Credit Advance or such Affected Bank’s commitment to effect any Credit Advance and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the Account Parties shall pay to such Affected Bank such additional amounts as such Affected Bank reasonably determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Affected Bank for such payment and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Affected Bank. Each Affected Bank will promptly notify RGA of any determination made by it referred to in clauses (a) and (b) above, but the failure to give such notice shall not affect such Affected Bank’s right to compensation.

Section 8.04.     Capital Requirements. If in the determination of any Affected Bank any Regulatory Change relating to capital adequacy Enacted after the Agreement Date requires such Affected Bank, or any Affiliate of such Affected Bank, to maintain capital on account of any Credit Advance or the maintenance thereof or such Affected Bank’s Commitment in a greater amount than such Affected Bank or such Affiliate would otherwise have maintained on account of such Credit Advance or Commitment, then, upon request by such Affected Bank, the Account Parties shall from time to time thereafter pay to such Affected Bank such additional amounts as such Affected Bank reasonably determines will fully compensate for any reduction in the rate of return on the capital that such Affected Bank or such Affiliate is so required to maintain on account of such Credit Advance or Commitment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Affected Bank for such payment and, in the case of those relating to future periods, on the dates specified, or determined in accordance with a method specified, by such Affected Bank.

Section 8.05.     Funding Losses. The Account Parties shall pay to each Bank upon request, such amount or amounts as such Bank reasonably determines are necessary to compensate it for any loss, cost or expense incurred by it as a result of (a) any payment, prepayment or conversion of a LIBOR Loan on a date other than the last day of an Interest Period for such LIBOR Loan, (b) a LIBOR Loan for any reason not being made or converted, or any payment of principal thereof or interest thereon not being made, or (c) any Bank purchasing a participation in accordance with Section 1.07(b)(iii) or Section 10.09(b), on the date therefor determined in accordance with the applicable provisions of this Agreement. At the election of such Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of (i) the interest that would have been received from the Account Parties under this Agreement on any amounts to be reemployed during an Interest Period or its remaining portion over (ii) the interest component of the return that such Bank determines it could have obtained had it placed such amount on deposit in the interbank market in the relevant currency selected by it for a period equal to such Interest Period or its remaining portion.

Section 8.06.     Certain Determinations. In making the determinations contemplated by Sections 8.01, 8.02, 8.03, 8.04 and 8.05, each Affected Bank may make such estimates, assumptions, allocations and the like that such Affected Bank in good faith determines to be appropriate, and such Affected Bank’s selection thereof in accordance with this Section 8.06, and the determinations made by such Affected Bank on the basis thereof, shall be final, binding and conclusive upon the Account Parties, except, in the case of such determinations, for manifest errors in computation or transmission. Each Affected Bank shall furnish to RGA upon request a certificate outlining in reasonable detail the computation of any amounts claimed by it under Sections 8.03, 8.04 and 8.05 and the assumptions underlying such computations.

Section 8.07.     Change of Lending Office. If an event occurs with respect to a Lending Office of any Bank that obligates any Account Party to pay any amount under Section 1.12(c) or (d), makes operable the provisions of clause (c) or (d) of Section 8.01 or entitles such Bank to make a claim under Section 8.03, 8.04 or 8.05, such Bank shall, if requested by RGA, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount the Account Party is so obligated to pay, eliminate such operability or reduce the amount such Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Bank, be disadvantageous to such Bank in any manner or contrary to such Bank’s policies. Each Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Administrative Agent and RGA. Except in the case of a change in Lending Offices made at the request of RGA, the designation of a new Lending Office by any Bank shall not obligate any Account Party to pay any amount to such Bank under Section 1.12(c) or (d), make operable the provisions of clause (c) or (d) of Section 8.01 or entitle such Bank to make a claim under Section 8.03, 8.04 or 8.05 if such obligation, the operability of such clause or such claim results solely from such designation and not from a Regulatory Change Enacted thereafter. If a Bank fails to designate another Lending Office or Offices as requested by RGA, RGA may require and have such Bank transfer pursuant to and in accordance with Section 10.09(a), all of its rights and obligations under the Loan Documents to one or more Persons selected by RGA and acceptable to the Administrative Agent, and willing to accept such assignment provided such Bank is paid upon such assignment all amounts of principal, interest, fees and all amounts owing to such Bank under this Article 8 accrued hereunder to the date of such assignment and all Letters of Credit issued by such Bank are cash collateralized to the extent not terminated. No such assignment shall affect (a) any liability or obligation of any Account Party or any other Bank to such replaced Bank which accrued on or prior to the date of such assignment or (b) such replaced Bank’s rights or obligations hereunder in respect of any such liability or obligation.

ARTICLE 9

THE ADMINISTRATIVE AGENT

Section 9.01.     Appointment and Powers. Each Bank and each Issuing Bank hereby irrevocably appoints and authorizes The Bank of New York, and The Bank of New York hereby agrees, to act as the agent for and representative (within the meaning of Section 9-102(a)(72) of the Uniform Commercial Code) of such Bank and such Issuing Bank under the Loan Documents with such powers as are delegated to the Administrative Agent by the terms thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent’s duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in the Loan Documents. The Administrative Agent shall not be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. The Administrative Agent shall not, by reason of its serving as the Administrative Agent, be a trustee or other fiduciary for any Bank.

Section 9.02.     Limitation on Administrative Agent’s Liability. Neither the Administrative Agent nor any of its shareholders, directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence, willful misconduct or knowing violations of law. The Administrative Agent shall not be responsible to any Bank for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document or (c) any failure by any Account Party to perform any of its obligations under the Loan Documents. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as the Administrative Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by the Loan Documents, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

Section 9.03.     Certain Actions. (a) Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of principal of or interest on Loans or fees) unless the Administrative Agent has received notice from a Bank or an Account Party specifying such Default and stating that such notice is a “Notice of Default”. In the event that the Administrative Agent has knowledge of such a non-payment or receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Administrative Agent shall (a) in the case of a Default that constitutes an Event of Default, take any or all of the actions referred to in clauses (a), (b) and (c) of the first sentence of Section 6.02 if so directed by the Required Banks and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Administrative Agent shall have received such directions, in the event of any Default, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

(b)          Change of Control. The Administrative Agent shall not be deemed to have knowledge that a Change of Control shall be deemed to have occurred unless the Administrative Agent has received notice from a Bank or an Account Party specifying such Change of Control. In the event that the Administrative Agent receives such a notice of the occurrence of a Change of Control, the Administrative Agent shall give prompt notice thereof to the Banks. No later than the fifteenth day after such notice is given to the Banks, (i) in the case of a Change of Control other than a Rated Change of Control, any Bank may request, in a notice to the Administrative Agent (a “Repayment Notice”), that its Loans be repaid and its Commitment be terminated and (ii) in the case of a Rated Change of Control, the Required Banks may require, in a Repayment Notice, that all Loans be repaid and all Commitments be terminated, and, on the earlier to occur of (x) the fifteenth day after notice is given to the Banks by the Administrative Agent and (y) the date on which the Administrative Agent shall have received Repayment Notices from Banks constituting the Required Banks, the Administrative Agent shall take the actions referred to in Section 1.05(b) as so requested.

Section 9.04.     Rights as a Bank and an Issuing Bank. If the Administrative Agent is also a Bank or an Issuing Bank, the Administrative Agent shall, in its capacity as a Bank or Issuing Bank, have the same rights and powers under the Loan Documents as any other Bank or Issuing Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term “Bank,” “Banks,” “Issuing Bank,” and “Issuing Banks” shall include such Person in its individual capacity. Each Person acting as the Administrative Agent (whether or not such Person is a Bank or Administrative Bank) and its Affiliates may (without having to account therefor to any Bank or Issuing Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Account Parties and their Affiliates as if it were not acting as the Administrative Agent, and such Person and its Affiliates may accept fees and other consideration from the Account Parties and their Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Banks.

Section 9.05.     Indemnification. The Banks agree to indemnify the Administrative Agent (to the extent not reimbursed by the Account Parties hereunder), ratably on the basis of the respective Credit Exposure of the Banks (or, if no Loans and no Letters of Credit are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including the costs and expenses that the Account Parties are obligated to pay hereunder) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent (a) they are subject to the indemnity contemplated by the last sentence of Section 10.09(b) or (b) they arise from gross negligence, willful misconduct or knowing violations of law by the Administrative Agent.

Section 9.06.     Non-Reliance on Administrative Agent and Other Banks. Each Bank agrees that it has made and will continue to make, independently and without reliance on the Administrative Agent or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of RGA and the other Account Parties and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by RGA and the other Account Parties of their obligations under the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of RGA, the other Account Parties or any Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent under the Loan Documents, the Administrative Agent shall have no obligation to provide any Bank with any information concerning the business, status or condition of RGA, the other Account Parties or any Subsidiary or the Loan Documents that may come into the possession of the Administrative Agent or any of its Affiliates.

Section 9.07.     Resignation of the Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Banks and RGA. Upon receipt of any such notice of resignation, the Required Banks may, after consultation with RGA, appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks and after consultation with RGA, appoint a successor Administrative Agent. Upon the acceptance by any Person of its appointment as a successor Administrative Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent under the Loan Documents. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

ARTICLE 10

MISCELLANEOUS

Section 10.01.   Notices and Deliveries. (a) Manner of Delivery. All notices, communications and materials (including all Information) to be given or delivered pursuant to the Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telecopy transmissions). Notices under Sections 1.02, 1.03(c), 1.05, 1.08 and 6.02 may be by telephone, promptly, in the case of each such notice, confirmed in writing; provided, however that the failure to make such written confirmation with respect to any notice under Section 6.02 shall not change the time of the effectiveness of such notice as provided in Section 10.01(c). In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the Administrative Agent has acted in reliance on such telephonic notice.

(b)          Addresses. All notices, communications and materials to be given or delivered pursuant to the Loan Documents shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

(i)	if to RGA, to it at:

Reinsurance Group of America, Incorporated

1370 Timberlake Manor Parkway

Chesterfield, MO 63017

Telecopier No.: (636) 736-7160

Telephone No.: (636) 736-7362

Attention: Controller

with a copy to:

Reinsurance Group of America, Incorporated

1370 Timberlake Manor Parkway

Chesterfield, MO 63017

Telecopier No.: (636) 736-7886

Telephone No.: (636) 736-7486

Attention: General Counsel

(ii)	if to any Account Party other than RGA, to it at:

[Name of Account Party]

c/o Reinsurance Group of America, Incorporated

1370 Timberlake Manor Parkway

Chesterfield, MO 63017

Telecopier No.: (636) 736-7160

Telephone No.: (636) 736-7362

Attention: Controller

with a copy to:

[Name of Account Party]

c/o Reinsurance Group of America, Incorporated

1370 Timberlake Manor Parkway

Chesterfield, MO 63017

Telecopier No.: (636) 736-7886

Telephone No.: (636) 736-7486

Attention: General Counsel

(iii)	if to the Administrative Agent, to it at:

The Bank of New York

One Wall St. – 18th Floor

New York, NY 10286

Telecopier No.: (212) 635-6365

Telephone No.: (212) 635-4692

Attention: Sandra Morgan, Agency Function Administration

with a copy to:

The Bank of New York

One Wall St. – 17th Floor

New York, NY 10286

Telecopier No.: (212) 809-9520

Telephone No.: (212) 635-6466

Attention: Thomas McGinley

(iv)    if to any Bank (including in its capacity as Syndication Agent or Co-Documentation Agent) or Issuing Bank to it at the address or telex, telecopier or telephone number and to the attention of the individual or department, set forth below such Bank’s name under the heading “Notice Address” on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, set forth under the heading “Notice Address” in the Notice of Assignment given to RGA and the Administrative Agent with respect to such assignment, or, in the case of a Bank that becomes a Bank pursuant to a Commitment Increase Supplement, set forth under the heading “Notice Address” in such Commitment Increase Supplement;

or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned “Notice of Change of Address” given to (x) if the party to which such information pertains is an Account Party, the Administrative Agent and each Bank, (y) if the party to which such information pertains is the Administrative Agent, RGA and each Bank and (z) if the party to which such information pertains is a Bank, RGA and the Administrative Agent.

(c)          Effectiveness. Each notice and communication and any material to be given or delivered pursuant to the Loan Documents shall be deemed so given or delivered (i) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (ii) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (iii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and (iv) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Administrative Agent to RGA under Section 6.02 given by telephone as above provided, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the time, to any other officer or employee of RGA or other Account Party, except that (x) notices of a change of address, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received and (y) notices, communications and materials to be given or delivered to the Administrative Agent or any Bank pursuant to Sections 1.02, 1.03(c), 1.05, 1.08 and 1.13(b) and Article 4 shall not be deemed given or delivered until received by the officer of the Administrative Agent or such Bank responsible, at the time, for the administration of this Agreement.

(d)          Reasonable Notice. Any requirement under Applicable Law of reasonable notice by the Administrative Agent or the Banks to RGA or any other Account Party of any event in connection with, or in any way related to, the Loan Documents or the exercise by the Administrative Agent or the Banks of any of their rights thereunder shall be met if notice of such event is given to RGA in the manner prescribed above at least 10 days before (i) the date of such event or (ii) the date after which such event will occur.

Section 10.02.  Expenses; Indemnification. Whether or not any Credit Advances are made hereunder, the Account Parties shall jointly and severally:

(a)          pay or reimburse the Administrative Agent, each Issuing Bank and each Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans;

(b)          pay or reimburse the Administrative Agent for all reasonable costs and expenses (including reasonable fees and disbursements of legal counsel, appraisers, accountants and other experts employed or retained by the Administrative Agent) incurred by the Administrative Agent in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and (B) whether or not executed, any waiver, amendment or consent thereunder or thereto, (ii) the administration of and any operations under the Loan Documents, (iii) consulting with respect to any matter in any way arising out of, related to, or connected with, the Loan Documents, including (A) the protection, preservation, exercise or enforcement of any of the rights of the Administrative Agent, the Issuing Banks or the Banks under or related to the Loan Documents or (B) the performance of any of the obligations of the Administrative Agent, the Issuing Banks or the

Banks under or related to the Loan Documents or (iv) protecting, preserving, exercising or enforcing any of the rights of the Administrative Agent, the Issuing Banks or the Banks under or related to the Loan Documents;

(c)          pay or reimburse each Issuing Bank and each Bank for all reasonable costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Issuing Bank or such Bank) incurred by such Issuing Bank or such Bank in connection with, arising out of, or in any way related to protecting, preserving, exercising or enforcing any of its rights under or related to the Loan Documents; and

(d)          indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all costs and expenses (including fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of, or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person or any Account Party or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, or (iii) the execution and delivery of this Agreement and the other Loan Documents, except that the foregoing indemnity shall not be applicable to any loss suffered by any Indemnified Person to the extent such loss is determined by a judgment of a court that is binding on any Account Party and such Indemnified Person, final and not subject to review on appeal, to be the result of acts or omissions on the part of such Indemnified Person constituting (x) gross negligence, (y) willful misconduct or (z) knowing violations of law.

Section 10.03.  Amounts Payable Due upon Request for Payment. All amounts payable by any Account Party under Section 10.02 and under the other provisions of the Loan Documents shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof.

Section 10.04.  Remedies of the Essence. The various rights and remedies of the Administrative Agent, the Issuing Banks and the Banks under the Loan Documents are of the essence of those agreements, and the Administrative Agent, the Issuing Banks and the Banks shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

Section 10.05.  Rights Cumulative. Each of the rights and remedies of the Administrative Agent, the Issuing Banks and the Banks under the Loan Documents shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

Section 10.06.  Amendments; Waivers. (a) Any term, covenant, agreement or condition of the Loan Documents may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Required Banks and, if the rights and duties of the Administrative Agent, the Syndication Agent, or any Co-Documentation Agent are affected thereby, by such Person and, in the case of an amendment, by each of the Account Parties; provided, however, that no amendment or waiver shall be effective, unless in writing and signed by each Bank, to the extent it (i) changes the amount of such Bank’s Commitment, (ii) reduces the principal of or the rate of interest on such Bank’s Loans or Note or the fees or other amounts payable to such Bank hereunder, (iii) postpones any date fixed (otherwise than as a result of a prepayment pursuant to Section 1.05(a)) for any payment of principal of or interest on such Bank’s Loans or Note or the fees or other amounts payable to such Bank hereunder, (iv) releases the Guarantor or (v) amends, supplements or otherwise modifies Section 1.14, this Section 10.06, Section 10.08, the definition of “Required Banks” or any other provision of this Agreement requiring the consent or other action of all of the Banks.

(b)          (i) Unless otherwise specified in an amendment or waiver, an amendment or waiver under the Loan Documents shall be effective only in the specific instance and for the specific purpose for which given.

(ii)     By entering into an amendment with, or giving a waiver under, a section of the Loan Documents, the Banks and the Issuing Banks shall not be deemed to have, or to have intended to have, (A) waived any rights that they, or any of them, then or thereafter may have under any other provisions of the Loan Documents and (B) if such amendment or waiver was occasioned by a particular fact or facts, accepted that fact or those facts for any other purpose or Section of the Loan Documents, including Section 3.07 hereof, so that, for purposes of Section 3.07, if such fact or facts have had or could have, either alone, or together with other facts, a Materially Adverse Effect, such Materially Adverse Effect shall be a change or event subject to Section 3.07, notwithstanding such amendment or waiver.

(c)          No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Administrative Agent, any Issuing Bank or any Bank under the Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Administrative Agent, any Issuing Bank or any Bank under the Loan Documents or Applicable Law.

Section 10.07.   Set-Off; Suspension of Payment and Performance. The Administrative Agent, each Issuing Bank and each Bank is hereby authorized by each Account Party, at any time and from time to time, without notice, (a) during any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of such Account Party under the Loan Documents (whether owing to such Person or to any other Person that is the Administrative Agent, an Issuing Bank or a Bank and whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by such Person or any of its Affiliates to such Account Party (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States) and (b) during any Default, to suspend the payment and performance of such Liabilities owing by such Person or its Affiliates in an amount of the Loans plus interest accrued thereon and other amounts then due and payable under the Loan Documents and, in the case of Liabilities that are deposits, to the extent necessary, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits.

Section 10.08.   Sharing of Recoveries. (a) Each Bank agrees that, if, for any reason, including as a result of (i) the exercise of any right of counterclaim, set-off, banker’s lien or similar right, (ii) its claim in any applicable bankruptcy, insolvency or other similar law being deemed secured by a Debt owed by it to any Account Party, including a claim deemed secured under Section 506 of the Bankruptcy Code, or (iii) the allocation of payments by the Administrative Agent or any Account Party in a manner contrary to the provisions of Section 1.14, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal of or interest on the Loans or Reimbursement Obligations or fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of any Account Party from such Bank, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). So long as the purchasing Bank has not advised it to the contrary, each selling Bank may assume, for purposes of Section 10.09(b), that no Tax is required to be withheld or deducted by any Account Party from, or is otherwise payable by any Account Party in connection with, any payment by any Account Party to or for the account of such Bank under the Loan Documents. Each Account Party expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 10.08(a) shall, with respect to such participation, be entitled to all of the rights of a Bank hereunder including but not limited to rights under Sections 1.12(c) and (d), 8.02, 8.03, 8.04, 8.05, 8.06, 8.07, 10.02 and 10.07 (subject to any condition imposed on a Bank hereunder with respect thereto, including delivery of the forms and certificates required under Section 1.12(e)) and may exercise any and all rights of set-off with respect to such participation as fully as though such Account Party were directly indebted to the holder of such participation for Loans and Reimbursement Obligations in the amount of such participation.

(b)          Each Bank agrees to exercise any right of counterclaim, set-off, banker’s lien or similar right that it may have in respect of any Account Party in a manner so as to apportion the amount subject to such exercise, on a pro rata basis, between (i) obligations of the Account Parties for amounts subject to the sharing provisions of Section 10.08(a) and (ii) other Liabilities of the Account Parties.

Section 10.09.  Assignments and Participations. (a) Assignments. (i) No Account Party may assign any of its rights or obligations under the Loan Documents without the prior written consent of each Bank, and no assignment of any such obligation shall release any Account Party therefrom unless each Bank shall have consented to such release in a writing specifically referring to the obligation from which such Account Party is to be released.

(ii)     Each Bank may from time to time assign any or all of its rights and obligations under the Loan Documents to Persons, without the consent of any Account Party; provided that, except in the case of the grant of an assignment to a Federal Reserve Bank (which may be made without condition or restriction), no such assignment shall be effective unless (A) the assignment is consented to by RGA (unless an Event of Default exists or such assignment is to a Bank or an Affiliate of a Bank, in each case that is an NAIC Approved Bank) and the Administrative Agent (in each case, such consent not to be unreasonably withheld or delayed), (B) the assignment is to an Eligible Assignee or is consented to by RGA (unless an Event of Default exists) and the Administrative Agent, (C) the assignment shall involve the assignment of all or not less than $5,000,000 (and integral multiples of $5,000,000 in excess thereof) of the assignor Bank’s Commitment, (D) a Notice of Assignment with respect to the assignment, duly executed by the assignor and the assignee, shall have been given to RGA and the Administrative Agent, (E) except in the case of an assignment by the Bank that is the Administrative Agent, the Administrative Agent shall have been paid an assignment fee of $3,500 and (F) in the case of an assignment of a Registered Note, such Registered Note shall have been surrendered for registration of assignment duly endorsed by (or accompanied by a written instrument of assignment duly executed by) the Registered Holder and such assignment shall be recorded on the Register. Upon any effective assignment, the assignor shall be released from the obligations so assigned and, in the case of an assignment of all of its Loans, L/C Exposure and Commitment, shall cease to be a Bank. In the event of any effective assignment by a Bank, the Account Parties shall, against (except in the case of a partial assignment) receipt of the existing Note of the assignor Bank, issue a new Note to the assignee Bank.

(b)          Participations. Each Bank may from time to time sell or otherwise grant participations in any or all of its rights and obligations under the Loan Documents without the consent of any Account Party, the Administrative Agent, the Syndication Agent, any Co-Documentation Agent or any other Bank or Issuing Bank. In the event of any such grant by a Bank of a participation, such Bank’s obligations under the Loan Documents to the other parties thereto shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, and the Account Parties, the Administrative Agent and the other Banks may continue to deal solely and directly with such Bank in connection with such Bank’s rights and obligations thereunder. Each holder of a participation in any rights under the Loan Documents, if and to the extent the applicable participation agreement so provides, shall, with respect to such participation, be entitled to all of the rights of a Bank as fully as though it were a Bank under Sections 1.12(c) and (d), 8.02, 8.03, 8.04, 8.05, 8.06, 8.07, 10.02 and 10.07 (subject to any conditions imposed on a Bank hereunder with respect thereto including delivery of the forms and certificates required under Section 1.12(e)) and may exercise any and all rights of set-off with respect to such participation as fully as though the Account Parties were directly indebted to the holder of such participation for Loans in the amount of such participation; provided, however, that no holder of a participation shall be entitled to any amounts that would otherwise be payable to it with respect to its participation under Sections 1.12(c) and (d) or 8.02 unless (x) such amounts are payable in respect of a Regulatory Change Enacted after the date the applicable participation agreement was executed or (y) such amounts would have been payable to the Bank that granted such participation if such participation had not been granted. Each Bank selling or granting a participation shall indemnify the Account Parties and the Administrative Agent and

the Issuing Banks for any Taxes and Liabilities that they may sustain as a result of such Bank’s failure to withhold and pay any Taxes applicable to payments by such Bank to its participant in respect of such participation.

Section 10.10.  Governing Law. The rights and duties of the Account Parties, the Administrative Agent, the Syndication Agent, the Co-Documentation Agents, the Banks and the Issuing Banks under this Agreement, the Letters of Credit and the Notes (including matters relating to the Maximum Permissible Rate), and the other Loan Documents, and all matters arising out of or pertaining to any Loan Documents, shall pursuant to New York General Obligations Law 5-1401 be governed by the law of the State of New York.

Section 10.11.  Judicial Proceedings; Waiver of Jury Trial. Any judicial proceeding brought against any Account Party with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, each Account Party (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. Each Account Party hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 10.01(b), and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of the Administrative Agent, any Bank, any Issuing Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of the Administrative Agent, any Bank, any Issuing Bank or any other Indemnified Person to bring proceedings against any Account Party in the courts of any other jurisdiction. Any judicial proceeding by any Account Party against the Administrative Agent, any Bank or any Issuing Bank involving any Loan Document Related Claim shall be brought only in a court located in, in the case of the Administrative Agent, the City and State of New York and, in the case of a Bank, the jurisdiction in which such Bank’s principal United States office is located. EACH ACCOUNT PARTY, THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, EACH CO-DOCUMENTATION AGENT, EACH BANK AND EACH ISSUING BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

Section 10.12.  LIMITATION OF LIABILITY. THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, EACH CO-DOCUMENTATION AGENT, EACH BANK, EACH ISSUING BANK AND ANY OTHER INDEMNIFIED PERSON SHALL NOT HAVE ANY LIABILITY WITH RESPECT TO, AND EACH ACCOUNT PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL, AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, PUNITIVE, DAMAGES SUFFERED BY ANY ACCOUNT PARTY IN CONNECTION WITH ANY LOAN DOCUMENT RELATED CLAIM.

Section 10.13.   Severability of Provisions. Any provision of the Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, each Account Party hereby waives any provision of Applicable Law that renders any provision of the Loan Documents prohibited or unenforceable in any respect.

Section 10.14.   Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

Section 10.15.   Survival of Obligations. The rights and obligations of each Account Party, the Administrative Agent, the Banks, the Issuing Banks and the other Indemnified Persons under Sections 1.12(c) and (d), 9.05, 10.02, 10.11 and 10.12 shall survive the Repayment Date.

Section 10.16.  Entire Agreement. This Agreement, the Notes and the Letters of Credit embody the entire agreement among the Account Parties, the Administrative Agent, the Syndication Agent, the Co-Documentation Agents, the Banks and the Issuing Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

Section 10.17.   Successors and Assigns. All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10.18.  Registered Notes. A Bank that is a Non-US Bank and that has complied with Section 1.12(e) may have its Note issued as a Registered Note, and for this purpose the Account Parties shall cause to be maintained a Register and each Account Party hereby designates the Administrative Agent as its agent for purposes of maintaining such Register. Once issued, Registered Notes may not be exchanged for Notes that are not Registered Notes and the ownership of Registered Notes, and of the Loans evidenced thereby, may be transferred only in accordance with the provisions of Section 10.09(a)(ii)(F).

Section 10.19.   No Obligations. None of the Syndication Agent or the Co-Documentation Agents shall have any liability or obligation whatsoever to any Account Party, any Bank or any Issuing Bank at any time under this Agreement other than its obligations as a Bank or as an Issuing Bank hereunder.

Section 10.20.   No Fiduciary Relationship Established By Loan Documents. The relationship between the Account Parties, on the one hand, and the Banks and the Issuing Banks, on the other hand, is that of DEBTOR and CREDITOR. The Loan Documents are not intended to, and do not, establish a FIDUCIARY relationship, nor does a FIDUCIARY relationship otherwise exist, between the Account Parties, on the one hand, and the Administrative Agent, the Banks and the Issuing Banks, on the other hand. The parties hereto have dealt at arm’s length in negotiating the Loan Documents.

Section 10.21.  Judgment Currency. If in connection with determining the amount of a judgment to be rendered in a currency other than Dollars (a “Foreign Currency”), it is necessary to convert a sum payable to an Indemnified Person under the Loan Documents in Dollars into such Foreign Currency, then, unless another rate of exchange is required under Applicable Law, the rate of exchange used shall be the Administrative Agent’s spot rate of exchange in New York on the Business Day preceding the day on which final judgment is to be rendered. The obligations of each Account Party in respect of any such sum payable by it to such Indemnified Person under the Loan Documents in Dollars shall, notwithstanding any such judgment in such Foreign Currency, be discharged only to the extent that on the Business Day following actual receipt by such Indemnified Person of the amount of the judgment in such Foreign Currency, such Indemnified Person is able to purchase Dollars in New York with such sum of Foreign Currency, whether or not at the Administrative Agent’s spot rate of exchange. As a separate obligation and notwithstanding any such judgment, each Account Party shall to pay such Indemnified Person on demand in Dollars any difference between the amount originally payable by each Account Party to such Indemnified Person in Dollars and the amount of Dollars that may be so purchased. In the event that the amount that may be so purchased exceeds the amount originally payable, such Indemnified Person shall promptly remit such excess to each Account Party.

Section 10.22.   NAIC Approved Bank. Each Bank party to this Agreement as of the Agreement Date represents and warrants to RGA that it is an NAIC Approved Bank.

Section 10.23.  USA Patriot Act. Each of the Administrative Agent, the Issuing Banks and the Banks hereby notifies each Account Party that pursuant to the requirements of the Uniting and Strengthening America by Providing the Appropriate Tools to Intercept and Obstruct Terrorism Act (USA Patriot Act) of 2001 (Title III of Pub. L. 107-56 (signed into law October 26, 2001))(the “Patriot Act”) (or any other similar Applicable Law to which the Administrative Agent, such Issuing Bank or such Bank may be subject), it may be required to obtain, verify and record information that identifies each of the Account Parties, which information includes the name and address of each of the Account Parties and other information that will allow the Administrative Agent, such Issuing Bank or such Bank to identify the Account Parties in accordance with the Patriot Act. The Account Parties agree to cooperate with the Administrative Agent, each Issuing Bank and each Bank and provide true, accurate and complete information to the Administrative Agent, such Issuing Bank and such Bank in response to any such request. The Account Parties shall take reasonable measures to ensure compliance with applicable anti-terrorism laws and similar laws including (a) the Executive Order No. 13224 of September 23, 2001 – Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the Executive Order) and (b) the Patriot Act.

ARTICLE 11

INTERPRETATION

Section 11.01.	Defined Terms. For the purposes of this Agreement:

“Account Parties” means RGA, RCM, RGA Re, RGA Barbados, RGA Americas, RGA Canada and RGA Worldwide.

“Accumulated Funding Deficiency” has the meaning ascribed to such term in Section 302 of ERISA.

“Adjusted LIBOR” means, for any Interest Period, a rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1%) equal to the rate obtained by dividing (a) LIBOR for such Interest Period by (b) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

“Administrative Agent” means The Bank of New York, as agent for and representative (within the meaning of Section 9-102(a)(72) of the Uniform Commercial Code) of the Banks under the Loan Documents, and any successor Administrative Agent appointed pursuant to Section 9.07.

“Administrative Agent’s Office” means the address of the Administrative Agent specified in or determined in accordance with the provisions of Section 10.01(b).

“Affected Bank” has the meaning ascribed to such term in Section 8.03.

“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such first Person; unless otherwise specified, “Affiliate” means an Affiliate of the Account Parties.

“Agent’s Fee Letter” means the letter agreement dated July 21, 2005 among RGA, The Bank of New York and BNY Capital Markets, Inc.

“Aggregate Credit Exposure” means, at any time, the sum of (x) the Total L/C Exposure at such time and (y) the aggregate principal amount of the Banks’ unpaid Loans at such time.

“Agreement” means this Credit Agreement, including all schedules, annexes and exhibits hereto, as such agreement may be amended, supplemented, restated or otherwise modified or in effect from time to time.

“Agreement Date” means the date as of which this Agreement is dated.

“Alternative Currency” means (a) Australian Dollars, (b) Canadian Dollars, (c) Euros or (d) British Sterling.

“Alternative Reserve Agreements” means documentation relating to a transaction entered into by RGA or its Subsidiaries as required or necessary to meet the regulatory or operational reserve requirements, including regulatory reserve collateral requirements, of an Insurance Company, including: (i) the creation of Captive Subsidiaries, (ii) the creation of special purpose entities, (iii) entering into reinsurance arrangements with affiliated and non-affiliated parties, and/or (iv) the issuance of notes, securities or other obligations to affiliated and non-affiliated parties.

“Applicable Base Rate Margin”, “Applicable LIBOR Margin”, “Applicable Facility Fee” and “Applicable Letter of Credit Fee” mean, as of any day, the percentages determined by reference to the applicable Pricing Level based on the applicable S&P Rating and the Moody’s Rating of RGA in effect on such date as set forth below:

Pricing Level	Applicable Base Rate Margin	Applicable LIBOR Margin or Applicable Letter of Credit Fee	Applicable Facility Fee
Pricing Level I	0. 0%	0.280%	0.070%
Pricing Level II	0. 0%	0.360%	0.090%
Pricing Level III	0. 0%	0.440%	0.110%
Pricing Level IV	0. 0%	0.550%	0.150%
Pricing Level V	0. 0%	0.850%	0.200%
Pricing Level VI	0. 0%	1.200%	0.300%

For purposes hereof,

“Pricing Level I” means, and shall be applicable, if the S&P Rating is A+ or higher or the Moody’s Rating is A1 or higher;

“Pricing Level II” means, and shall be applicable, if the S&P Rating is A or A- or the Moody’s Rating is A2 or A3;

“Pricing Level III” means, and shall be applicable, if the S&P Rating is BBB+ or the Moody’s Rating is Baa1;

“Pricing Level IV” means, and shall be applicable, if the S&P Rating is BBB or the Moody’s Rating is Baa2;

“Pricing Level V” means, and shall be applicable, if the S&P Rating is BBB- or the Moody’s Rating is Baa3; and

“Pricing Level VI” means, and shall be applicable, if the S&P Rating is less than BBB- and the Moody’s Rating is less than Baa3;

provided that:

(a)          If on such date the Moody’s Rating and S&P Rating are split rated such that more than one Pricing Level would apply, the Applicable Base Rate Margin, Applicable LIBOR Margin or Applicable Facility Fee, as applicable, shall be determined as follows: (i) if the Moody’s Rating differs by one ratings category from the S&P Rating, the Pricing Level based on the higher rating will apply and (ii) if the Moody’s Rating differs by more than one ratings category from the S&P Rating, the Pricing Level based on one rating category below the higher of such ratings shall apply; and

(b)          If on such date either an S&P Rating or a Moody’s Rating (but not both) is available, the Pricing Level determined solely by reference to such available rating shall apply.

(c)          If on such date (i) neither an S&P Rating nor a Moody’s Rating is available or (ii) an Event of Default has occurred and is continuing, Pricing Level VI shall apply.

“Applicable Insurance Regulatory Authority” means, for any Insurance Company, the insurance commission or similar administrative authority or agency of the jurisdiction in which such Person is domiciled.

“Applicable Law” means, anything in Section 10.10 to the contrary notwithstanding, (a) all applicable common law and principles of equity and (b) all applicable provisions of all (i) constitutions, statutes, rules, regulations and orders of governmental bodies (including the UCP and the ICP), (ii) Governmental Approvals and Governmental Registrations and (iii) orders, decisions, judgments and decrees.

“Associated Costs” means any additional fees, costs, charges or other amounts (expressed as a decimal) incurred by the Banks, in connection with the making or continuation of a LIBOR Loan, which fees, costs, charges or other amounts are customarily paid by a borrower or otherwise reflected in an interest rate, as determined by the Administrative Agent.

“Australian Dollars” and the sign “A$” mean the lawful currency of Australia.

“Bank” means (a) any Person listed as a “Bank” on the signature pages hereof, (b) any Person (other than RGA and the Administrative Agent) that has become party to a Commitment Increase Supplement in accordance with the terms of Section 1.08(c) and (c) any Person (other than RGA or any of its Affiliates) that has been assigned any or all of the rights or obligations of a Bank pursuant to Section 10.09(a)(ii).

“Bank Tax” means any net income or franchise tax imposed upon any Bank by any jurisdiction (or political subdivision thereof) in which such Bank or any of its Lending Offices is located, or imposed on any Bank as a result of a present or former connection between such Bank and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Bank having executed, delivered or performed its obligations or received payment under or enforced, this Agreement or any Note).

“Base Financial Statements” means the financial statements of each Account Party and its Consolidated Subsidiaries referred to in Schedule 5.02(a).

“Base Rate” means, for any day, in respect of Loans denominated in Dollars, a rate per annum equal to the higher of (i) the Prime Rate in effect on such day and (ii) the sum of the Federal Funds Rate in effect on such day plus 0.50%.

“Base Rate Loan” means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Base Rate.

“Benefit Plan” of any Person, means, at any time, any employee benefit plan (including a Multiemployer Benefit Plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of such Person.

“BofA” means Bank of America, N.A., a national banking association.

“British Sterling” and the sign “£” mean the lawful currency of the United Kingdom.

“Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York City are authorized to close.

“Canadian Dollars” and the sign “C$” mean the lawful currency of Canada.

“Capital Security” means, with respect to any Person, (a) any share of capital stock of or other unit of ownership interest in such Person or (b) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of or other unit of ownership interest in such Person.

“Captive Subsidiary” means a Wholly Owned Subsidiary, established to facilitate transactions pursuant to any Alternative Reserve Agreement, that exclusively or primarily insures the risks of an Affiliate.

“Cash Collateral Account” has the meaning ascribed to such term in Section 1.05(c).

“Change of Control” with respect to RGA, shall be deemed to have occurred if at any time: (i) any Person, or group of Persons acting in concert, other than MetLife Inc. and its Subsidiaries, beneficially owns, directly or indirectly more than 20% of the Capital Securities of RGA entitled to vote in elections of the Board of Directors of RGA; or (ii) any Person, or group of Persons acting in concert, other than MetLife Inc. and its Subsidiaries, has the power, directly or indirectly, to elect the majority of the Board of Directors of RGA.

“Co-Documentation Agents” means each of KeyBank National Association, Wachovia Bank, National Association and Deutsche Bank AG New York Branch, as co-documentation agents.

“Code” means the Internal Revenue Code of 1986.

“Commitment” of any Bank means (i) the amount set forth opposite such Bank’s name under the heading “Commitment” on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor’s Commitment assigned to such Bank, or, in the case of a Bank that becomes a Bank pursuant to a Commitment Increase Supplement, the amount set forth on such Commitment Increase Supplement, in each case, as the same may be reduced, increased or added from time to time pursuant to Section 1.08 or increased or reduced from time to time pursuant to assignments in accordance with Section 10.09(a)(ii), or (ii) as the context may require, the obligation of such Bank to make Loans in an aggregate unpaid principal amount not exceeding such amount.

“Commitment Increase Supplement” has the meaning ascribed to such term in Section 1.08(c).

“Commitment Percentage” means, with respect to any Bank, the percentage equivalent to the fraction the numerator of which is the amount set forth opposite such Bank’s name under the heading “Commitment” on Annex A and the denominator of which is the aggregate of all amounts set forth under the heading “Commitment” on Annex A.

“Company Action Level Risk Based Capital” has the meaning ascribed to such term in the Model Act.

“Confirming Bank” means, with respect to any Bank or proposed Bank, any other Person which is listed on the NAIC Approved Bank List that has agreed, by delivery of an agreement between such Bank and such other Person in a written agreement satisfactory to the Administrative Agent, to (a) honor the obligations of such Bank in respect of a draft complying with the terms of a Multi-Issuer Letter of Credit, as if, and to the extent, such other Person were the “issuing bank” (in place of such Bank) named in such Multi-Issuer Letter of Credit or (b) issue such Bank’s percentage of each Multi-Issuer Letter of Credit on behalf of such Bank.

“Consolidated Indebtedness” means, at any time, the consolidated Indebtedness of RGA and its Consolidated Subsidiaries as of such time; provided, however, for purposes of calculating the covenant contained in Section 4.21, Consolidated Indebtedness shall not include (i) the obligation of RGA or any Subsidiary that is an Insurance Company under letters of credit to the extent undrawn supporting the liability of such Subsidiary in respect of any reinsurance underwritten by such Subsidiary, (ii) the obligation of RGA under any Insurance Subsidiary Guaranty to the extent no demand has been made or deemed made on such Insurance Subsidiary Guaranty, (iii) the aggregate outstanding Indebtedness evidenced by the Trust Preferred Securities to the extent the accreted value of such Indebtedness does not exceed the TPS Exclusion Amount, (iv) Indebtedness under Alternative Reserve Agreements to the extent neither S&P nor Moody’s includes indebtedness under such Alternative Reserve Agreements as financial leverage and (v) any additional mezzanine equity, Perpetual Preferred Stock or other securities issued from time to time by RGA or an affiliated special purpose entity to the extent that they are treated as equity by S&P.

“Consolidated Net Worth” means, at any time, without duplication, the consolidated stockholders’ equity of RGA and its Consolidated Subsidiaries (without giving effect to any adjustments included in accumulated other comprehensive income) less their consolidated Mandatorily Redeemable Stock (except to the extent deducted in determining such consolidated stockholders’ equity) plus the aggregate outstanding amount of Trust Preferred Securities not in excess of the TPS Exclusion Amount, in each case, as of such time. Additionally, any mezzanine equity, Perpetual Preferred Stock or other securities issued from time to time by RGA or an affiliated special purpose entity will be accorded the same treatment as given by S&P to such mezzanine equity, Perpetual Preferred Stock or other securities.

“Consolidated Subsidiary” means any Subsidiary which is such by virtue of clause (a) of the definition thereof.

“Contract” means (a) any agreement (whether bilateral or unilateral or executory or non-executory and whether a Person entitled to rights thereunder is so entitled directly or as a third-party beneficiary), including an indenture, lease or license, (b) any deed or other instrument of conveyance, (c) any certificate of incorporation or charter and (d) any by-law.

“Control” means, with respect to a Person, possession by another Person, directly or indirectly, of the power to direct or cause the direction of the management or policies of such first Person, whether through the ownership of voting securities, by contract or otherwise. The words “Controlling” and “Controlled” have correlative meanings.

“Cost of Funds” means, with respect to amounts owed to any Person in any Alternative Currency, a rate per annum determined by such Person as approximating such Person’s cost of funds for such amounts in such Alternative Currency.

“Credit Advance” means any of the making of a Loan or the issuance of a Letter of Credit.

“Credit Exposure” means, at any time, as to any Bank, the sum of (x) such Bank’s L/C Exposure at such time and (y) the aggregate principal amount of such Bank’s unpaid Loans at such time.

“Debt” means any Liability that constitutes “debt” or “Debt” under section 101(11) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any analogous Applicable Law.

“Default” means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Dollar Equivalent” means, on any date, in respect of an amount in any Alternative Currency, the amount of Dollars that the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) could then be purchased by it, on a spot basis and in accordance with its customary banking practices, with such amount of Alternative Currency. The Dollar Equivalent shall be determined by the Administrative Agent, in respect of the principal amount of all outstanding Loans and Reimbursement Obligations for Loans and Letters of Credit issued in any Alternative Currency, on the date of the issuance (or extension, renewal, continuation or conversion) of any Loan or Letter of Credit or on the date requested by the Administrative Agent or the Required Banks.

“Dollars” and the sign “$” mean lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary organized and existing under the laws of the United States, any state thereof or the District of Columbia.

“Eligible Assignee” means a Person that is (a) an NAIC Approved Bank and (b) any of the following: (i) a commercial bank, savings and loan institution or savings bank organized under the laws of the United States, or any state thereof, and having combined capital and surplus in excess of $100,000,000, (ii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development (“OECD”), or a political subdivision of any such country, and having combined capital and surplus (or the equivalent thereof under the accounting principles applicable thereto) in excess of $100,000,000, provided that such bank is acting through a branch, agency or Affiliate located in the country in which it is organized or another country that is also a member of the OECD, (iii) the central bank of any country that is a member of the OECD or (iv) an insurance company, pension fund, mutual fund or other financial institution of recognized standing.

“EMU Legislation” means the legislative measure of the European Union for the introduction of, changeover to, or operation of the Euro in one or more member states.

“Enacted”, as applied to a Regulatory Change, means the date such Regulatory Change first becomes effective or is implemented or first required or expected to be complied with, whether the same is (a) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, a request or directive of a regulatory authority, or otherwise or (b) enacted, adopted, issued or proposed before or after the Agreement Date.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means, with respect to any Person, any other Person, including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Code Sections 414(b), (c), (m) or (o) of which such first Person is a member.

“Euro” or “€” means the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the EMU Legislation.

“Event of Default” means any of the events specified in Section 6.01.

“Existing Benefit Plan” means any Benefit Plan listed on Schedule 4.16 and any Benefit Plan of an entity acquired by an Account Party or any Subsidiary pursuant to an acquisition which is not prohibited under Section 4.20.

“Existing Credit Agreement” means the First Amended and Restated Credit Agreement, dated as of May 23, 2003, among Reinsurance Group of America, Incorporated, the banks listed on the signature pages thereof, The Bank of New York, as Administrative Agent, Bank of America, N.A. and Fleet National Bank, as Co-Syndication Agents and KeyBank National Association, as Documentation Agent, as amended, restated, supplemented or otherwise modified up to the date hereof.

“Existing Guaranty” means (a) any Guaranty outstanding on the Agreement Date, to the extent set forth on Schedule 4.10, and (b) any Guaranty that constitutes a renewal, extension or replacement of an Existing Guaranty, but only if (i) at the time such Guaranty is entered into and immediately after giving effect thereto, no Default would exist, (ii) such Guaranty is binding only on the obligor or obligors under the Guaranty so renewed, extended or replaced, (iii) the principal amount of the obligations Guaranteed by such Guaranty does not exceed the principal amount of the obligations Guaranteed by the Guaranty so renewed, extended or replaced at the time of such renewal, extension or replacement and (iv) the obligations Guaranteed by such Guaranty bear interest at a rate per annum not exceeding the rate borne by the obligations Guaranteed by the Guaranty so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

“Federal Funds Rate” means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.

“Foreign Currency” has the meaning ascribed to such term in Section 10.21.

“Fronted Letters of Credit” means the letters of credit issued under Section 1.07(b).

“Funded Current Liability Percentage” has the meaning ascribed to such term in Code Section 401(a)(29).

“Generally Accepted Accounting Principles” means (a) in the case of the Base Financial Statements, generally accepted accounting principles at the time of the issuance of the Base Financial Statements and (b) in all other cases, generally accepted accounting principles as in effect from time to time in the United States.

“Governmental Approval” means any authority, consent, approval, license (or the like) or exemption (or the like) of any governmental unit.

“Governmental Registration” means any registration or filing (or the like) with, or report or notice (or the like) to, any governmental unit.

“Guaranteed Obligations” means all Liabilities of all Account Parties (including in any capacity as a “debtor in possession” under the Bankruptcy Code) due or owing to, or in favor or for the benefit of, the Guaranteed Parties under the Loan Documents, of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, now existing or hereafter arising, and whether or not (a) due or owing to, or in favor or for the benefit of, Persons that are Guaranteed Parties as of the Agreement Date or that become Guaranteed Parties by reason of any succession or assignment at any time thereafter, (b) ARISING OR ACCRUING BEFORE OR AFTER THE FILING BY OR AGAINST ANY ACCOUNT PARTY OF A PETITION UNDER THE BANKRUPTCY CODE OR (c) ALLOWABLE UNDER SECTION 502(b)(2) OF THE BANKRUPTCY CODE; provided, however, that the Guaranteed Obligations shall not include any of such Liabilities of RGA in its capacity as an Account Party.

“Guaranteed Parties” means all Persons that are, or at any time were, the Administrative Agent, the Syndication Agent, a Co-Documentation Agent, an Issuing Bank or a Bank.

“Guarantor” means RGA.

“Guaranty” of any Person means any obligation, contingent or otherwise, of such Person (a) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or (b) incurred in connection with the issuance by a third Person of a Guaranty of any Liability of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise). The word “Guarantee” when used as a verb has the correlative meaning.

“ICP” has the meaning ascribed to such term in Section 1.07(c)(viii).

“Indebtedness” of any Person means (in each case, whether such obligation is with full or limited recourse) (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business but only if and so long as the same is payable on customary trade terms, (d) any obligation of such Person as lessee under a capital lease, (e) any Mandatorily Redeemable Stock of such Person owned by any Person other than such Person or a Wholly Owned Subsidiary of such Person (the amount of such Mandatorily Redeemable Stock to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption of such Mandatorily Redeemable Stock), (f) any obligation, contingent or otherwise, of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guaranty issued by such other Person other than any such reimbursement obligation in respect of performance bonds and letters of credit to provide security for worker’s compensation claims incurred in the ordinary course of business to the extent that such reimbursement obligation does not remain outstanding after it becomes non-contingent, (g) any obligation with respect to an interest rate or currency swap or similar obligation obligating such Person to make payments, whether periodically or upon the happening of a contingency, except that if any agreement relating to such obligation provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount thereof, (h) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person and (i) any Indebtedness of others Guaranteed by such Person.

“Indemnified Person” means any Person that is, or at any time was, the Administrative Agent, the Syndication Agent, a Co-Documentation Agent, a Bank, an Issuing Bank, an Affiliate of the Administrative Agent, the Syndication Agent, a Co-Documentation Agent, a Bank or an Issuing Bank or a shareholder, member, partner, director, manager, officer, employee, attorney, advisor or agent of any such Person.

“Information” means written data, certificates, reports, statements (including financial statements), opinions of counsel, documents and other written information.

“Insurance Company” means any Subsidiary which is engaged primarily in the underwriting of insurance or reinsurance.

“Insurance Subsidiary Guaranty” means any Guaranty issued by RGA guaranteeing the liability of any Subsidiary that is an Insurance Company in respect of any reinsurance underwritten by such Subsidiary.

“Interest Payment Date” means June 30, September 30, December 31 and March 31 of each year.

“Interest Period” means a period commencing, in the case of the first Interest Period applicable to a LIBOR Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending, depending on the Type of Loan, on the same day in the first, second, third or sixth calendar month thereafter, except that (a) any Interest Period that would otherwise end on a day that is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day unless such LIBOR Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day and (b) any Interest Period that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last LIBOR Business Day of a calendar month.

“Investment” of any Person means (a) any Capital Security, evidence of Indebtedness or other security or instrument issued by any other Person, (b) any loan, advance or extension of credit to (including Guaranties of Liabilities of), or any contribution to the capital of, any other Person and (c) any other investment in any other Person. An Investment shall be deemed to be “outstanding”, except to the extent that it has been paid or otherwise satisfied in cash or the Person making such Investment has received cash in consideration for the sale thereof, notwithstanding the fact that such Investment may otherwise have been forgiven, released, canceled or otherwise nullified.

“Issuing Banks” means, collectively, the following Banks: The Bank of New York and up to two other Banks appointed from time to time by RGA with the consent of the Administrative Agent, such consent not to be unreasonably withheld.

“L/C Disbursement” means (a) with respect to any Fronted Letter of Credit, a payment made by the Issuing Bank thereof pursuant thereto and (b) with respect to any Multi-Issuer Letter of Credit, a payment made by a Bank pursuant thereto.

“L/C Exposure” means, at any time, as to any Bank, such Bank’s Commitment Percentage of the sum of (x) the aggregate undrawn face amount of all outstanding Letters of Credit at such time and (y) all unreimbursed drawings under all Letters of Credit (whether or not such Letters of Credit are then outstanding) issued to any Account Party, in each case determined by reference to the Dollar Equivalent thereof, if applicable.

“Lending Office” of any Bank means (a) the branch or office of such Bank set forth below such Bank’s name under the heading “Lending Office” on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment or a Commitment Increase Supplement, the branch or office of such Bank set forth under the heading “Lending Office” in the Notice of Assignment given to RGA and the Administrative Agent with respect to such assignment or in the Commitment Increase Supplement, as applicable, (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Base Rate Loans are to be made or maintained.

“Letter of Credit Coverage” means any combination of the following, as and to the extent applicable: (i) with respect to Multi-Issuer Letters of Credit, the substitution of each Withdrawing Bank under each outstanding Multi-Issuer Letter of Credit to the extent permitted thereunder and hereunder, including, to the extent possible, by the reallocation of the unutilized Commitments of each Bank that is not a Withdrawing Bank, (ii) with respect to Fronted Letters of Credit, the reallocation of the unutilized Commitments of each Bank that is not a Withdrawing Bank, (iii) with respect to Multi-Issuer Letters of Credit, the deposit with each Withdrawing Bank of an amount of cash equal to the aggregate of such Withdrawing Bank’s remaining L/C Exposure, and (iv) with respect to Fronted Letters of Credit, the deposit with the applicable Issuing Bank of an amount of cash equal to the aggregate of such Withdrawing Bank’s remaining L/C Exposure, such cash to be applied against unreimbursed draws on Fronted Letters of Credit.

“Letters of Credit” means each of the Multi-Issuer Letters of Credit and Fronted Letters of Credit.

“Liability” of any Person means (in each case, whether with full or limited recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under Contract, Applicable Law, or otherwise, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

“LIBOR” means, for any Interest Period, the rate per annum determined by the Administrative Agent to be the rate at which the Administrative Agent offered or would have offered to place with first-class banks in the London interbank market deposits in Dollars or, if applicable, in the relevant Alternative Currency in amounts comparable to the LIBOR Loan to which such Interest Period applies, for a period equal to such Interest Period, at 11:00 a.m. (London time) on the second LIBOR Business Day before the first day of such Interest Period.

“LIBOR Business Day” means any Business Day on which dealings in deposits in Dollars or, if applicable, in the relevant Alternative Currency are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in such deposits) in London, England.

“LIBOR Loan” means any Loan, the interest on which is, or is to be, as the context may require, computed on the basis of, in the case of (i) a Loan made in Dollars, Adjusted LIBOR and (ii) a Loan made in any Alternative Currency, LIBOR plus any Associated Costs.

“Lien” means, with respect to (a) any property or asset, including any investment property, (or any income or profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise) (i) any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof or (ii) any other arrangement, express or implied, under which the same is subordinated, transferred, sequestered or otherwise identified so as to subject the same to, or make the same available for, the payment or performance of any Liability in priority to the payment of the ordinary, unsecured Liabilities of such Person, or (b), in the case of any investment property, any Contract or other arrangement, express or implied, under which any Person has the right to control such investment property. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

“Loan” means any amount advanced by a Bank pursuant to Section 1.01.

“Loan Document Related Claim” means any claim or dispute (whether arising under Applicable Law, including any “environmental” or similar law, under Contract or otherwise (including as to the use of proceeds of any Loan or drawings on any Letter of Credit) and, in the case of any proceeding relating to any such claim or dispute, whether civil, criminal, administrative or otherwise) in any way arising out of, related to, or connected with, the Loan Documents, the relationships established thereunder or any actions or conduct thereunder or with respect thereto, whether such claim or dispute arises or is asserted before or after the Agreement Date or before or after the Repayment Date.

“Loan Documents” means (a) this Agreement, the Notes and the Letters of Credit and (b) all other agreements, documents and instruments relating to, arising out of, or in any way connected with (i) any agreement, document or instrument referred to in clause (a), (ii) any other agreement, document or instrument referred to in this clause (b) or (iii) any of the transactions contemplated by any agreement, document or instrument referred to in clause (a) or in this clause (b).

“Mandatorily Redeemable Stock” means, with respect to any Person, any share of such Person’s capital stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (b) convertible into Mandatorily Redeemable Stock.

“Materially Adverse Effect” means, (a) with respect to any Person, any materially adverse effect on such Person’s business, assets, Liabilities, financial condition, results of operations or business prospects, (b) with respect to a group of Persons “taken as a whole”, any materially adverse effect on such Persons’ business, assets, Liabilities, financial conditions, results of operations or business prospects taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles and (c) with respect to any Loan Document, any adverse effect, WHETHER OR NOT MATERIAL, on the binding nature, validity or enforceability thereof as an obligation of any Account Party.

“Material Subsidiary” means any Account Party and any other Subsidiary as to which (a) the aggregate gross revenues of itself and its Subsidiaries (as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles) for its most recently ended fiscal year are greater than or equal to 10% of the aggregate gross revenues of RGA and its Consolidated Subsidiaries (as determined on a consolidated basis in accordance with Generally

Accepted Accounting Principles) for such fiscal year or (b) the aggregate equity capital of itself and its Subsidiaries (as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles) at such time are greater than or equal to 10% of the aggregate equity capital of RGA and its Subsidiaries (as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles) at such time.

“Maximum Amount of Revolving Credit” means, on the Agreement Date and until adjusted pursuant to the terms hereof, $300,000,000 and thereafter shall mean such amount as so adjusted.

“Maximum Permissible Rate” means, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (a) civil or criminal penalties being imposed on the payee or (b) the payee’s being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

“Model Act” means the Risk-Based Capital for Life and/or Health Insurers Model Act and the rules, regulations and procedures prescribed from time to time by the NAIC with respect thereto, in each case as amended, modified or supplemented from time to time by the NAIC.

“Moody’s” means Moody’s Investor Service, Inc. or any successor thereto.

“Moody’s Rating” means at any time, the senior unsecured long term debt rating of RGA as most recently announced by Moody’s.

“Multiemployer Benefit Plan” means any Benefit Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Multi-Issuer Letters of Credit” means the letters of credit issued under Section 1.07(a).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“NAIC Approved Bank” means (a) any Person that is a bank listed on the NAIC Approved Bank List or (b) any Bank as to which its Confirming Bank is a bank listed on the NAIC Approved Bank List.

“NAIC Approved Bank List” means the most current “Bank List” of banks approved by the NAIC.

“Non-US Bank” means a Person that is not a United States Person and that is not described in Section 881(c)(3) of the Code.

“Note” means any note in the form of Exhibit A and includes such a note that is a Registered Note.

“Notice of Assignment” means any notice to RGA and the Administrative Agent with respect to an assignment pursuant to Section 10.09(a)(ii) substantially in the form of Exhibit C,

setting forth the name of the assignor, the name of the assignee, a description of the rights and obligation defined, the effective date of the assignment and, if the assignee is not already a Bank, the assignee’s address for notices and Lending Office address.

“Patriot Act” has the meaning ascribed to such term in Section 10.23.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Permitted Guaranty” means any Guaranty that (a) is an endorsement of a check for collection in the ordinary course of business, (b) is a Guaranty of and only of the obligations of one or more Account Parties under the Loan Documents, including the Guaranty of RGA provided hereunder, (c) constitutes Indebtedness for purposes of calculating the covenant in Section 4.21, (d) is a Trust Guaranty, (e) is an Insurance Subsidiary Guaranty or (f) is a Guaranty, not otherwise specifically covered in this definition, of Liabilities of a Subsidiary in an aggregate amount at any time outstanding not exceeding $50,000,000 (or its equivalent in a foreign currency).

“Permitted Lien” means (a) any Lien securing and only securing the obligations of one or more Account Parties under the Loan Documents, including the Lien granted in the Cash Collateral Account; (b) any Lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, but only if payment thereof shall not at the time be required to be made in accordance with Section 4.04 and foreclosure, distraint, sale or other similar proceedings shall not have been commenced; (c) any Lien on the properties and assets of a Subsidiary of any Account Party securing an obligation owing to such Account Party; (d) any Lien consisting of a deposit or pledge made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar legislation; (e) any Lien arising pursuant to an order of attachment, distraint or similar legal process arising in connection with legal proceedings, but only if and so long as the execution or other enforcement thereof is not unstayed for more than 20 days; (f) any Lien existing on (i) any property or asset of any Person at the time such Person becomes a Subsidiary or (ii) any property or asset at the time such property or asset is acquired by RGA or a Subsidiary, but only, in the case of either (i) or (ii), if and so long as (A) such Lien was not created in contemplation of such Person becoming a Subsidiary or such property or asset being acquired, (B) such Lien is and will remain confined to the property or asset subject to it at the time such Person becomes a Subsidiary or such property or asset is acquired and to fixed improvements thereafter erected on such property or asset, (C) such Lien secures only the obligation secured thereby at the time such Person becomes a Subsidiary or such property or asset is acquired and (D) the obligation secured by such Lien is not in default; (g) any Lien in existence on the Agreement Date to the extent set forth on Schedule 4.11, but only, in the case of each such Lien, to the extent it secures an obligation outstanding on the Agreement Date to the extent set forth on such Schedule; (h) any Lien securing Purchase Money Indebtedness but only if, in the case of each such Lien, (i) such Lien shall at all times be confined solely to the property or asset the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien and to fixed improvements thereafter erected on such property or asset and (ii) such Lien attached to such property or asset within 30 days of the acquisition of such property or asset; (i) any Lien pursuant to a capital lease but only if, in the case of each such Lien, such Lien shall at all times be confined solely to the property or asset financed through the capital lease secured by such Lien; (j) any Lien on Investments and cash balances of any Insurance Company (other than any Capital Securities of any Subsidiary) securing obligations of such Person in respect of (i) letters of credit obtained in the ordinary course of business to support reinsurance liabilities of any Insurance Company and/or (ii) trust arrangements formed in the ordinary course of business for the benefit of cedents to secure reinsurance recoverables owed to them by any Insurance Company; (k) nonconsensual Liens incurred in the ordinary course of business in favor of financial intermediaries and clearing agents pending clearance of payments for Investment; (l) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided, that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Account Parties in excess of those set forth by regulations promulgated by the Board of Governors of the United States Federal Reserve System, and (ii) such deposit account is not intended by the Account Parties or any Subsidiary to provide collateral to the depository institution; (m) Liens consisting of deposits made by any Insurance Company with the insurance regulatory authority in its jurisdiction of formation or other statutory Liens or Liens or claims imposed or required by applicable insurance law or regulation against the assets of any Insurance Company, in each case in favor of all policyholders of such Insurance Company and in the ordinary course of such Insurance Company’s business; or (n) any Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Lien by virtue of clauses (f) through (m) of this definition, but only if (i) at the time such Lien is granted and immediately after giving effect thereto, no Default would exist, (ii) such Lien is limited to all or a part of the property or asset that was subject to the Lien so renewed, extended or replaced and to fixed improvements thereafter erected on such property or asset, (iii) the principal amount of the obligations secured by such Lien does not exceed the principal amount of the obligations secured by the Lien so renewed, extended or replaced and (iv) the obligations secured by such Lien bear interest at a rate per annum not exceeding the rate borne by the obligations secured by the Lien so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

“Permitted Restrictive Covenant” means (a) any covenant or restriction contained in any Loan Document, (b) any covenant or restriction binding upon any Person at the time such Person becomes a Subsidiary of any Account Party if the same is not created in contemplation thereof, (c) any covenant or restriction of the type contained in Section 4.11 that is contained in any Contract evidencing or providing for the creation of or concerning Purchase Money Indebtedness so long as such covenant or restriction is limited to the property purchased therewith, (d) any covenant or restriction described in Schedule 4.18, but only to the extent such covenant or restriction is there identified by specific reference to the provision of the Contract in which such covenant or restriction is contained, (e) any covenant or restriction requiring the approval of the Applicable Insurance Regulatory Authority prior to the making of payments by RGA Re under (i) the 7.35% surplus note dated December 15, 1997 made by RGA Re or (ii) the 7.08% surplus note dated December 11, 1998 made by RGA Re, (f) any covenant or restriction of the type contained in Section 4.11 that is contained in (i) the documents governing the senior notes issued by RGA on or about March 22, 1996, or (ii) the indenture governing the senior notes issued by RGA on or about December 18, 2001, in each case to the extent such covenant or restriction limits the ability of any Subsidiary to create any Lien on the Capital Securities of any other

Subsidiary held by such Subsidiary, (g) any covenant or restriction contained in the Trust Preferred Securities Documentation as in effect on the Effective Date, or (h) any covenant or restriction that (i) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause (b), (c), (d), (e), (f) or (g), (ii) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (iii) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

“Perpetual Preferred Stock” means preferred stock issued from time to time by RGA or an affiliated special purpose entity which preferred stock is not redeemable at the option of the holder thereof.

“Person” means any individual, sole proprietorship, corporation, partnership, trust, limited liability company, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of “ERISA Affiliate”, any trade or business.

“Post-Default Rate” means the rate otherwise applicable under Section 1.03(a)(i) plus in the case of Loans denominated in any Alternative Currency, 3%, or, in all other cases, 2%.

“Prime Rate” means the prime commercial lending rate of The Bank of New York, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily The Bank of New York’s lowest rate of interest.

“Prohibited Transaction” means any transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

“Purchase Money Indebtedness” means (a) Indebtedness of any Account Party or its Subsidiaries incurred to finance part or all of (but not more than) the purchase price of a tangible asset, provided that (i) neither such Account Party nor such Subsidiary had at any time prior to such purchase any interest in such asset other than a security interest or an interest as lessee under an operating lease and (ii) such Indebtedness is incurred within 30 days after such purchase or (b) Indebtedness that (i) constitutes a renewal, extension or refunding of, but not an increase in the principal amount of, Purchase Money Indebtedness that is such by virtue of clause (a) or (b) and (ii) bears interest at a rate per annum that is commercially reasonable at the time such Indebtedness is incurred.

“Rated Change of Control” means a Change of Control where each Person whose acquisition of ownership causes such Change of Control to occur has an unsecured senior debt rating from Moody’s or S&P, on the effective date of such Change of Control, equal to or better than that of MetLife Inc.

“RCM” means Reinsurance Company of Missouri, Incorporated, a Missouri corporation.

“Register” means a register kept at the Administrative Agent’s office by the Administrative Agent on behalf of the Account Parties, at no extra charge to the Account Parties,

on which the Administrative Agent records the names of the Registered Holders of Registered Notes.

“Registered Holder” means the Person in whose name a Registered Note is registered.

“Registered Note” means a Note the name of the holder of which has been recorded on the Register. The registration of a Note shall constitute the registration of the Loan evidenced thereby.

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System.

“Regulatory Change” means any Applicable Law, interpretation, directive, determination, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that is Enacted after the Agreement Date, including any such that imposes, increases or modifies any Tax, Reserve Requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement.

“Reimbursement Obligations” means the obligations of the Account Parties to reimburse amounts paid by any Bank in respect of the Multi-Issuer Letters of Credit and by any Issuing Bank in respect of the Fronted Letters of Credit, including without limitation all amounts due or which may become due under such Letters of Credit or any drafts or acceptances thereunder, any other bank charges, fees, commissions, duties, taxes, costs of insurance and all such other charges and expenses which may pertain either directly or indirectly to such Letters of Credit, drafts, acceptances, guarantees or to the goods or documents relating thereto, and the Banks’ and Issuing Bank’s charges as herein provided.

“Repayment Date” means the later of (a) the termination of the Commitments (whether as a result of the occurrence of the Termination Date, reduction to zero pursuant to Section 1.08 or termination pursuant to Section 6.02) and (b) the payment in full of the Loans and all other amounts payable or accrued hereunder.

“Repayment Notice” has the meaning ascribed to such term in Section 9.03(b).

“Reportable Event” means, with respect to any Benefit Plan of any Person, (a) the occurrence of any of the events set forth in ERISA Section 4043(c), other than an event as to which the requirement of 30 days’ notice, or the penalty for failure to provide such notice, has been waived by the PBGC, (b) the existence of conditions sufficient to require advance notice to the PBGC pursuant to ERISA Section 4043(b), (c) the occurrence of any of the events set forth in ERISA Sections 4062(e) or 4063(a) or the regulations thereunder, (d) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Code

Section 401(a)(29) or (e) any failure to make a payment required by Code Section 412(m) with respect to such Benefit Plan.

“Representation and Warranty” means any representation or warranty made or deemed made pursuant to or under (a) Section 1.07, Section 2.02, Article 3, Section 5.02 or any other provision of this Agreement or (b) any amendment to, or waiver of rights under, this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (a) OR (b) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF ANY ACCOUNT PARTY.

“Required Banks” means, at any time, Banks having at least 51% of the aggregate amount of the Commitments or, if the Commitments shall have expired or been terminated, Banks having at least 51% of the aggregate amount of the outstanding Credit Exposure.

“Reserve Requirement” means, at any time, the then current maximum rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against “Eurocurrency liabilities”, as that term is used in Regulation D. The Adjusted LIBOR shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

“Restricted Payment” means any payment with respect to or on account of any Account Party’s Capital Securities, including any dividend or other distribution on, any payment of interest on or principal of, and any payment on account of any purchase, redemption, retirement, exchange, defeasance or conversion of, or on account of any claim relating to or arising out of the offer, sale or purchase of, any such Capital Securities. For the purposes of this definition, a “payment” shall include the transfer of any asset or the incurrence of any Indebtedness or other Liability (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively) but shall not include the issuance by RGA to the holder of a class or series of a class of its any capital stock of shares of the same class and, if applicable, series, other than, in any case, Mandatorily Redeemable Stock.

“RGA” means Reinsurance Group of America, Incorporated, a Missouri corporation.

“RGA Americas” means RGA Americas Reinsurance Company, Ltd., a company organized under the laws of Barbados.

“RGA Barbados” means RGA Reinsurance Company (Barbados) Ltd., a company organized under the laws of Barbados.

“RGA Canada” means RGA Life Reinsurance Company of Canada, a company organized under the laws of Canada.

“RGA Re” means RGA Reinsurance Company, a corporation organized under the laws of the state of Missouri.

“RGA Trust” means either RGA Capital Trust I or RGA Capital Trust II, in each case a Wholly Owned Subsidiary of RGA formed solely for the purpose of issuing Trust Preferred Securities.

“RGA Worldwide” means RGA Worldwide Reinsurance Company, Ltd., a company organized under the laws of Barbados.

“SAP” means, for any Insurance Company, the statutory accounting procedures or practices prescribed or permitted by the Applicable Insurance Regulatory Authority applied on a consistent basis.

“S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

“S&P Rating” means, at any time, the senior unsecured long term debt rating of RGA as most recently announced by S&P.

“Statutory Statement” means, for any Insurance Company, for any fiscal year of such Insurance Company, the most recent annual statement required to be filed with the Applicable Insurance Regulatory Authority and, for any fiscal quarter or other applicable period of such Insurance Company, the statement required by Section 5.01(d), which statement shall be prepared in accordance with SAP.

“Stop Funding Notice” has the meaning ascribed to such term in Section 2.02(f).

“Sub-Agent” has the meaning ascribed to such term in Section 1.07(a)(v).

“Subsidiary” means, with respect to any Person at any time, (a) any other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time, and (b) any other Person (i) that is, at such time, Controlled by, or (ii) securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions), or other ownership interests of which ordinarily constituting a majority voting interest, are at such time, directly or indirectly, owned or controlled by such first Person, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, “Subsidiary” means a Subsidiary of any Account Party.

“Surplus” means, for any Insurance Company, on any date, the amount (determined in accordance with SAP) of such Person’s surplus as at the last day of the fiscal quarter of such Person ending on or most recently ended prior to such date.

“Syndication Agent” means BofA, as syndication agent.

“Tax” means any federal, state or foreign tax, assessment or other governmental charge (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

“Termination Date” means the fifth anniversary of the Agreement Date.

“Termination Event” means, with respect to any Benefit Plan, (a) any Reportable Event with respect to such Benefit Plan, (b) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(c), (c) the institution of proceedings to terminate such Benefit Plan under ERISA Section 4042 or (d) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042.

“Total Adjusted Capital” has the meaning ascribed to such term in the Model Act.

“Total L/C Exposure” means, at any time, the aggregate amount of the Banks’ L/C Exposure at such time.

“TPS Exclusion Amount” means, on the date of determination, an amount equal to 15% of the sum of (i) the accreted value of the Trust Preferred Securities outstanding on such date, (ii) Consolidated Indebtedness as of such date (excluding, to the extent otherwise included, the Trust Preferred Securities) and (iii) the Consolidated Net Worth as of such date (excluding, to the extent otherwise included, the Trust Preferred Securities).

“Trust Guaranty” means the guarantee issued by RGA in connection with the Trust Preferred Securities Transaction substantially as described on Schedule 11.01 hereto.

“Trust Preferred Securities” means the Trust Preferred Securities referred to and substantially as described on Schedule 11.01 hereto and securities substantially similar thereto issued from time to time by RGA or an Affiliate.

“Trust Preferred Securities Documentation” means the agreements, instruments and other documents pursuant to which the RGA Trust is established and funded and the Trust Preferred Securities are issued, in each case substantially in the form and substance as described on Schedule 11.01 hereto, as reasonably determined by the Administrative Agent, as such documentation may be waived, amended or otherwise modified from time to time with the consent of the Administrative Agent, which consent will not be unreasonably withheld.

“Trust Preferred Securities Transaction” means the transactions leading to the issuance of the Trust Preferred Securities, including the formation of the Trust, the issuance of the Trust Guaranty and the issuance of the Trust Preferred Securities.

“Type” means, with respect to Loans, any of the following, each of which shall be deemed to be a different “Type” of Loan, whether denominated in Dollars or in any Alternative Currency: Base Rate Loans, LIBOR Loans having a one-month Interest Period, LIBOR Loans having a two-month Interest Period, LIBOR Loans having a three-month Interest Period and LIBOR Loans having a six-month Interest Period; provided that Base Rate Loans may only be denominated in Dollars. Any LIBOR Loan having an Interest Period that differs from the duration specified for a Type of LIBOR Loan listed above solely as a result of the operation of clauses (a) and (b) of the definition of “Interest Period” shall be deemed to be a Loan of such above-listed Type notwithstanding such difference in duration of Interest Periods.

“UCP” has the meaning ascribed to such term in Section 1.07(c)(viii).

“Unfunded Benefit Liabilities” means, with respect to any Benefit Plan at any time, the amount of unfunded benefit liabilities of such Benefit Plan at such time as determined under ERISA Section 4001(a)(18).

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“United States Person” means a corporation, partnership or other entity created, organized or incorporated under the laws of the United States of America, a state thereof, or the District of Columbia.

“Wholly Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person all of the Capital Securities of which (except directors’ qualifying shares) are, directly or indirectly, owned or Controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more of such Subsidiaries; unless otherwise specified, “Wholly Owned Subsidiary” means a Wholly Owned Subsidiary of RGA.

“Withdrawing Bank” has the meaning ascribed to such term in Section 1.05(b).

Section 11.02.   Other Interpretive Provisions. (a) Except as otherwise specified herein, all references herein (i) to any Person shall be deemed to include such Person’s successors and assigns, (ii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iii) to any Loan Document or other Contract defined or referred to herein shall be deemed references to (A) in the case of any such Loan Document, such Loan Document as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time, and (B) in the case of any other Contract, such Contract as in effect on the Agreement Date.

(b)          When used in this Agreement, the words “herein”, “hereof” and “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words “Article”, “Section”, “Annex”, “Schedule” and “Exhibit” shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

(c)          Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

(d)          Any item or list of items set forth following the word “including”, “include” or “includes” is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are “included”, such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are “included” are limited to such items or to items similar to such items.

(e)          Each authorization in favor of the Administrative Agent, the Banks or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

(f)           Except as otherwise specified herein, all references to the time of day shall be deemed to be to New York City time as then in effect.

Section 11.03.  Accounting Matters. (a) Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Account Parties in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, or in the case of an Insurance Company, SAP, except, in the case of such financial statements prepared in accordance with Generally Accepted Accounting Principles, for departures from Generally Accepted Accounting Principles that may from time to time be approved in writing by the independent certified public accountants who are at the time, in accordance with Section 5.01(b) reporting on the Account Parties’ financial statements.

(b)          If any changes in Generally Accepted Accounting Principles or, in the case of an Insurance Company, SAP from those used in the preparation of the Base Financial Statements are hereafter required or permitted and are adopted by any Account Party with the agreement of its independent certified public accountants and such changes result or could result (for any present or future period) in a change in the method of calculation of any of the financial covenants, standards or terms in or relating to such covenants, the parties hereto agree to enter into discussions with a view to amending such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the financial condition of such Account Party and its Subsidiaries shall be the same after such changes as if such changes had not been made, provided, that no change to Generally Accepted Accounting Principles or SAP that would affect or could affect (for any present or future period) the method of calculation of any of said financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to RGA and the Required Banks, to so reflect such change to Generally Accepted Accounting Principles or SAP.

Section 11.04.  Representations and Warranties. All Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

Section 11.05.   Captions. Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

Section 11.06.  Interpretation of Related Documents. Except as otherwise specified therein, terms that are defined herein that are used in Notes, Letters of Credit, certificates, opinions and other documents delivered in connection herewith shall have the meanings ascribed to them herein and such documents shall be otherwise interpreted in accordance with the provisions of this Article 11.

[the remainder of this page has intentionally been left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.

REINSURANCE GROUP OF AMERICA, INCORPORATED

By:                 /s/ Todd C. Larson

Name:	Todd C. Larson
Title:	Senior Vice President & Treasurer

REINSURANCE COMPANY OF MISSOURI INCORPORATED

By:                 /s/ Todd C. Larson

Name:	Todd C. Larson
Title:	Senior Vice President & Treasurer

RGA REINSURANCE COMPANY

By:                 /s/ Todd C. Larson

Name:	Todd C. Larson
Title:	Senior Vice President & Treasurer

RGA LIFE REINSURANCE COMPANY OF CANADA

By:               /s/ A. David Pelletier

Name:	A. David Pelletier
Title:	President & CEO

By:                 /s/ Alain Neemeh

Name:	Alain Neemeh
Title:	EVP & CFO

RGA CREDIT AGREEMENT

RGA REINSURANCE COMPANY (BARBADOS) LTD.

By:                 /s/ Todd C. Larson

Name:	Todd C. Larson
Title:	Senior Vice President & Treasurer

RGA AMERICAS REINSURANCE COMPANY, LTD.

By:                 /s/ Todd C. Larson

Name:	Todd C. Larson
Title:	Senior Vice President & Treasurer

RGA WORLDWIDE REINSURANCE COMPANY, LTD.

By:                 /s/ Todd C. Larson

Name:	Todd C. Larson
Title:	Senior Vice President & Treasurer

RGA CREDIT AGREEMENT

THE BANK OF NEW YORK,

as Administrative Agent, as an Issuing Bank and as a Bank

By:             /s/ Thomas McGinley

Name:	Thomas McGinley
Title:	Vice President

RGA CREDIT AGREEMENT

BANK OF AMERICA, N.A.,

as Syndication Agent and as a Bank

By:               /s/ Jeffrey M. Shaver

Name:	Jeffrey M. Shaver
Title:	Vice President

RGA CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,

as a Co-Documentation Agent and as a Bank

By:                 /s/ Mary K. Young

Name:	Mary K. Young
Title:	Vice President

RGA CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION,

as a Co-Documentation Agent and as a Bank

By:                 /s/ Joan Anderson

Name:	Joan Anderson
Title:	Director

RGA CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,

as a Co-Documentation Agent and as a Bank

By:                   /s/ Ruth Leung

Name:	Ruth Leung
Title:	Director

By:                 /s/ John S. McGill

Name:	John S. McGill
Title:	Director

RGA CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI, LTD.,

CHICAGO BRANCH,

as a Bank

By:               /s/ Tsuguyuki Umene

Name:	Tsuguyuki Umene
Title:	Deputy General Manager

RGA CREDIT AGREEMENT

HSBC BANK USA, N.A.,

as a Bank

By:                 /s/ Dennis Cogan

Name:	Dennis Cogan
Title:	Senior Vice President

RGA CREDIT AGREEMENT

ABN AMRO BANK, N.V.,

as a Bank

By:                   /s/ Neil R. Stein

Name:	Neil R. Stein
Title:	Director

By:               /s/ Michael DeMarco

Name:	Michael DeMarco
Title:	Assistant Vice President

RGA CREDIT AGREEMENT

BAYERISCHE HYPO-UND VEREINSBANK AG,

as a Bank

By:               /s/ Michael F. Davis

Name:	Michael F. Davis
Title:	Director

By:                   /s/ Steve Lueker

Name:	Steve Leuker
Title:	Director

RGA CREDIT AGREEMENT

CALYON NEW YORK BRANCH,

as a Bank

By:               /s/ Sebastian Rocco

Name:	Sebastian Rocco
Title:	Managing Director

By:               /s/ Peter Rasmussen

Name:	Peter Rasmussen
Title:	Managing Director

RGA CREDIT AGREEMENT

SOCIÉTÉ GÉNÉRALE,

as a Bank

By:               /s/ William Aishton

Name:	William Aishton
Title:	Vice President

RGA CREDIT AGREEMENT

BAYERISCHE LANDESBANK,

NEW YORK BRANCH,

as a Bank

By:                 /s/ Steven Fielitz

Name:	Steven Fielitz
Title:	Second Vice President

By:               /s/ Norman McClave

Name:	Norman McClave
Title:	First Vice President

RGA CREDIT AGREEMENT

ROYAL BANK OF CANADA,

as a Bank

By:                   /s/ Evan Glass

Name:	Evan Glass
Title:	Authorized Signatory

RGA CREDIT AGREEMENT

WILLIAM STREET CREDIT CORPORATION,

as a Bank

By:                   /s/ Mark Walton

Name:	Mark Walton
Title:	Assistant Vice President

RGA CREDIT AGREEMENT

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE NEW YORK BRANCH,

as a Bank

By:                   /s/ Peter Morse

Name:	Peter Morse
Title:	Vice President, Public Finance

By:                 /s/ John A. Sarno

Name:	John A. Sarno
Title:	Financial Institutions, Public Finance

RGA CREDIT AGREEMENT

LEHMAN COMMERCIAL PAPER INC.,

as a Bank

By:               /s/ Janine M. Shugan

Name:	Janice M. Shugan
Title:	Authorized Signatory

RGA CREDIT AGREEMENT

SOUTHWEST BANK OF ST. LOUIS,

as a Bank

By:                 /s/ Roy C. Postel

Name:	Roy C. Postel
Title:	Senior Vice President

RGA CREDIT AGREEMENT

MIZUHO CORPORATE BANK (USA),

as a Bank

By:               /s/ Robert Gallagher

Name:	Robert Gallagher
Title:	Senior Vice President

STATE STREET BANK AND TRUST COMPANY,

as a Bank

By:             /s/ Lisa Anne Boutiette

Name:	Lisa Ann Boutiette
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Bank

By:               /s/ Beth C. McGinnis

Name:	Beth C. McGinnis
Title:	Senior Vice President

By:             /s/ Elizabeth S. Collins

Name:	Elizabeth S. Collins
Title:	Vice President

ANNEX A

Banks, Lending Offices

and Notice Addresses	Commitments
THE BANK OF NEW YORK	$62,500,000

Lending Office:

One Wall Street

New York, New York 10286

Notice Address for Credit Issues:

One Wall St. – 17th Floor

New York, NY 10286

Telecopier No.: (212) 809-9520

Telephone No.: (212) 635-6466

Attention: Thomas McGinley

Notice Address for other issues:

One Wall St. – 18th Floor

New York, NY 10286

Telecopier No.: (212) 635-6365

Telephone No.: (212) 635-4692

Attention: Sandra Morgan, Agency Function Administration

Banks, Lending Offices

and Notice Addresses	Commitments
BANK OF AMERICA, N.A.	$62,500,000

Lending Office:

901 Main Street, 64th Floor

Dallas, TX 75202

Telecopier No.: 214-209-3742

Telephone No.: 214-209-9031

Attention: Jeff Shaver

Notice Address for Credit Issues:

901 Main Street, 64th Floor

Dallas, TX 75202

Telecopier No.: 214-209-3742

Telephone No.: 214-209-9031

Attention: Jeff Shaver

Notice Address for other issues:

Credit Services

2001 Clayton Road

Concord, CA 94520

Telecopier No.: 888-969-9237

Telephone No.: 925-675-8062

Attention: Petra Rubio

Banks, Lending Offices

and Notice Addresses	Commitments
DEUTSCHE BANK AG New YORK BRANCH	$47,500,000

Lending Office:

60 Wall Street

New York, NY 10005

Notice Address for Credit Issues:

Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Telecopier No.: 212-797-0270

Telephone No.: 212-250-8650

Attention: Ruth Leung

Notice Address for other issues:

DB Services New Jersey, Inc.

90 Hudson Street

Jersey City, NJ 07302

Telecopier No.: 201-592-2313

Telephone No.: 201-593-2231

Attention: Cheryl Mandelbaum

Banks, Lending Offices

and Notice Addresses	Commitments
KEYBANK NATIONAL ASSOCIATION	$47,500,000

Lending Office:

127 Public Square

Cleveland, Ohio 44114

Notice Address for Credit Issues:

127 Public Square

Cleveland, Ohio 44114

Telecopier No.: 216-689-4981

Telephone No.: 216-689-4443

Attention: Mary K. Young, Portfolio Manager

Notice Address for other issues:

127 Public Square

Cleveland, Ohio 44114

Telecopier No.: 216-689-5962

Telephone No.: 216-689-0412

Attention: Donna Boening, Deal Administrator

Banks, Lending Offices

and Notice Addresses	Commitments

WACHOVIA BANK,

NATIONAL ASSOCIATION	$47,500,000

Lending Office:

301 S. College Street

Charlotte, NC 28288

Telecopier No.: 704-383-1625

Attention: Karen Hanke

Notice Address for Credit Issues:

301 S. College Street

Charlotte, NC 28288

Telecopier No.: 704-383-1625

Telephone No.: 704-374-3061

Attention: Karen Hanke, Director, Private Portfolio Management

Notice Address for other issues:

301 S. College Street

Charlotte, NC 28288

Telecopier No.: 704-715-0091

Telephone No.: 704-715-1459

Attention: LaShasta Coulter, Director, Private Portfolio Management

Banks, Lending Offices

and Notice Addresses	Commitments
THE BANK OF TOKYO-MITSUBISHI, LTD.,	$47,500,000

CHICAGO BRANCH

Lending Office:

227 West Monroe Street, Suite 2300

Chicago, IL 60606

Telecopier No.: 312-696-4535

Telephone No.: 312-696-4662

Attention: Alex Lam

Notice Address for Credit Issues:

227 West Monroe Street, Suite 2300

Chicago, IL 60606

Telecopier No.: 312-696-4535

Telephone No.: 312-696-4662

Attention: Alex Lam, US Corporate Finance

Notice Address for other issues:

227 West Monroe Street, Suite 2300

Chicago, IL 60606

Telecopier No.: 201-521-2335

Telephone No.: 201-413-8566

Attention: Jimmy Yu, Loan Operations

Banks, Lending Offices

and Notice Addresses	Commitments
HSBC BANK USA, N.A.	$47,500,000

Lending Office:

452 Fifth Avenue

Tower 5

New York, NY 10018

Notice Address for Credit Issues:

452 Fifth Avenue

Tower 5

New York, NY 10018

Telecopier No.: 212-525-1290

Telephone No.: 212-525-2570

Attention: Dennis Cogan

Notice Address for other issues:

One HSBC Center, 26th Floor

Buffalo, NY 14203

Telecopier No.: 716-841-0269

Telephone No.: 716-841-2291

Attention: Maria Mendez-Tadak

Banks, Lending Offices

and Notice Addresses	Commitments
ABN AMRO BANK, N.V.	$27,500,000

Lending Office:

540 West Madison Street, Suite 2621

Chicago, IL 60661

Notice Address for Credit Issues:

540 West Madison Street, Suite 2621

Chicago, IL 60661

Telecopier No.: 312-992-5111

Attention: Credit Administration

Notice Address for other issues:

55 East 52nd Street

New York, NY 10055

Telecopier No.: 212-409-1718

Attention: Neil Stein

Banks, Lending Offices

and Notice Addresses	Commitments
BAYERISCHE HYPO-UND VEREINSBANK	$27,500,000

AG

Lending Office:

150 East 42nd Street

New York, NY 10017

Notice Address for Credit Issues:

150 East 42nd Street

New York, NY 10017

Telecopier No.: 212-672-5898

Telephone No.: 212-672-5419

Attention: Michael Davis

Notice Address for other issues:

150 East 42nd Street

New York, NY 10017

Telecopier No.: 212-672-5517

Telephone No.: 212-672-6138

Attention: Sylvie DeMetrio

Banks, Lending Offices

and Notice Addresses	Commitments
cALYON NEW YORK BRANCH	$27,500,000

Lending Office:

1301 Sixth Avenue

New York, NY 10019

Notice Address for Credit Issues:

1301 Sixth Avenue

New York, NY 10019

Telecopier No.: 212-261-3438

Telephone No.: 212-261-3759

Attention: Charles Kornberger

Notice Address for other issues:

1301 Sixth Avenue

New York, NY 10019

Telecopier No.: 212-261-3401

Telephone No.: 212-261-7410

Attention: Seth Ruffer

Banks, Lending Offices

and Notice Addresses	Commitments
SOCIÉTÉ GÉNÉRALE	$27,500,000

Lending Office:

1221 Avenue of the Americas

New York, NY 10020

Notice Address for Credit Issues:

Financial Institutions, 11th Floor

1221 Avenue of the Americas

New York, NY 10020

Telecopier No.: 212-278-7569

Telephone No.: 212-278-6079

Attention: Edith Hornick, Director

Notice Address for other issues:

560 Lexington Avenue – 4th Floor

New York, NY 10022

Telecopier No.: 212-278-7343

Telephone No.: 212-278-6048

Attention: Yvonne Lin, Portfolio Administrator

Banks, Lending Offices

and Notice Addresses	Commitments

BAYERISCHE LANDESBANK,

New York Branch	$20,000,000

Lending Office:

560 Lexington Avenue

New York, NY 10022

Telecopier No.: 212-310-9841

Telephone No.: 212-310-9800

Notice Address for Credit Issues:

560 Lexington Avenue

New York, NY 10022

Telecopier No.: 212-230-9114

Telephone No.: 212-310-9938

Attention: Steven Felitz, Second Vice President

Notice Address for other issues:

560 Lexington Avenue

New York, NY 10022

Telecopier No.: 212-310-9930

Telephone No.: 212-310-9810

Attention: Patricia Sanchez, Vice President

Banks, Lending Offices

and Notice Addresses	Commitments
ROYAL BANK OF CANADA	$20,000,000

Addresses for Notices:

Royal Bank of Canada

New York Branch

One Liberty Plaza, 3rd Floor

New York, NY 10006-1404

Attention: Manager, Loans Administration

Telephone No.: 212-428-6369

Facsimile No.: 212-428-2372

With copies to:

Royal Bank of Canada

One Liberty Plaza, 3rd Floor

New York, NY 10006-1404

Attention: E. Glass

Telephone No.: 212-428-6228

Facsimile No.: 212-428-6201

Royal Bank of Canada

200 Bay Street, Royal Bank Plaza

Toronto, Ontario M5J 2W7

Canada

Attention: K. Condon

Telephone No.: 416-842-3958

Facsimile No.: 416-842-4020

Banks, Lending Offices

and Notice Addresses	Commitments
WILLIAM STREET CREDIT CORPORATION	$12,500,000

Lending Office:

85 Broad Street

New York, NY 10004

Notice Address for Credit Issues:

30 Hudson Street – 17th Floor

Jersey City, NJ 07302

Telecopier No.: 212-428-1243

Telephone No.: 917-343-8319

Attention: Pedro Ramirez

Notice Address for other issues:

30 Hudson Street – 17th Floor

Jersey City, NJ 07302

Telecopier No.: 212-357-4597/212-428-1022

Telephone No.: 212-357-7570

Attention: Philip F. Green

Banks, Lending Offices

and Notice Addresses	Commitments

LANDESBANK HESSEN-THÜRINGEN

GIROZENTRALE NEW YORK BRANCH	$12,500,000

Lending Office:

450 Fifth Avenue, 24th Floor

New York, NY 10018-2729

Telecopier No.: 212-703-5256

Telephone No.: 212-703-5200

Notice Address for Credit Issues:

450 Fifth Avenue, 24th Floor

New York, NY 10018-2729

Telecopier No.: 212-703-5256

Telephone No.: 212-703-5248

Attention: John Sarno, Financial Institutions

Notice Address for other issues:

450 Fifth Avenue, 24th Floor

New York, NY 10018-2729

Telecopier No.: 212-703-5256

Telephone No.: 212-703-5244

Attention: Gudrun Dronca, Loan Administration

Banks, Lending Offices

and Notice Addresses	Commitments
LEHMAN CoMMERCIAL PAPER INC.	$12,500,000

Lending Office:

745 Seventh Avenue, 16th Floor

New York, NY 10019

Telecopier No.: 212-520-0450

Telephone No.: 212-520-0450

Attention: Cindy Eng

Notice Address for Credit Issues:

745 Seventh Avenue, 16th Floor

New York, NY 10019

Telecopier No.: 917-522-0139

Telephone No.: 212-526-8625

Attention: Janine Shugan

Notice Address for other issues:

745 Seventh Avenue, 16th Floor

New York, NY 10019

Banks, Lending Offices

and Notice Addresses	Commitments
SOUTHWEST BANK OF ST. LOUIS	$12,500,000

Lending Office:

13205 Manchester Road

St. Louis, MO 63131

Telecopier No.: 314-545-3377

Attention: Roy C. Postel, Joyce Filipiak

Notice Address for all issues:

13205 Manchester Road

St. Louis, MO 63131

Telecopier No.: 314-545-3377

Attention: Roy C. Postel, Joyce Filipiak

Telecopier No.: 262-938-8751

Attention: Nenita Yumang, Jeff Heinzelman

Banks, Lending Offices

and Notice Addresses	Commitments
MIZUHO CORPORATE BANK (USA)	$12,500,000

Lending Office:

1251 Avenue of the Americas

New York, NY 10020

Telecopier No.: 212-282-4488

Telephone No.: 212-282-3335

Attention: Donna DeMagistris

Notice Address for Credit Issues:

Americas Corporate Banking Division No. 2

Relationship Management Group 1

1251 Avenue of the Americas

New York, NY 10020

Telecopier No.: 212-282-4488

Telephone No.: 212-282-3335

Attention: Donna DeMagistris

Notice Address for other issues:

1800 Plaza Ten

Jersey City, NJ 07311

Telecopier No.: 201-626-9941

Telephone No.: 201-626-9302

Attention: Pamela Chen/LAU

Banks, Lending Offices

and Notice Addresses	Commitments
STATE STREET BANK AND TRUST COMPANY	$12,500,000

Lending Office:

225 Franklin Street

Boston, MA 02110

Notice Address for Credit Issues:

State Street Bank and Trust Company

Insurance Credit Services

2 Avenue de Lafayette-LCC2N

Boston, MA 02111

Telecopier No.: 617-662-2326

Telephone No.: 617-662-3262

Attention: Lise Anne Boutiette, VP

Notice Address for other issues:

State Street Bank and Trust Company

225 Franklin Street, MAO11

Boston, MA 02110

Telecopier No.: 617-664-3941

Telephone No.: 617-664-3861

Attention: Robyn Shepard

Banks, Lending Offices

and Notice Addresses	Commitments

WELLS FARGO BANK,

NATIONAL ASSOCIATION	$12,500,000

Lending Office:

90 So. 7th Street

Minneapolis, MN 55402

Telecopier No.: 612-667-7251

Attention: Beth McGinnis

Notice Address for Credit Issues:

230 West Monroe Street, 29th Floor

Chicago, IL 60606

Telecopier No.: 312-845-8606

Telephone No.: 312-726-2159

Attention: Bob Fialkowski

Notice Address for other issues:

201 3rd Street

MAC AO187-081, 8th Floor

San Francisco, CA 94103-3143

Telecopier No.: 415-979-0675

Telephone No.: 415-477-5425

Attention: Rosanna Roxas

Banks, Lending Offices

and Notice Addresses	Commitments

LANDESBANK HESSEN-THÜRINGEN

GIROZENTRALE NEW YORK BRANCH	$12,500,000

Lending Office:

450 Fifth Avenue, 24th Floor

New York, NY 10018-2729

Telecopier No.: 212-703-5256

Telephone No.: 212-703-5200

Notice Address for Credit Issues:

450 Fifth Avenue, 24th Floor

New York, NY 10018-2729

Telecopier No.: 212-703-5256

Telephone No.: 212-703-5248

Attention: John Sarno, Financial Institutions

Notice Address for other issues:

450 Fifth Avenue, 24th Floor

New York, NY 10018-2729

Telecopier No.: 212-703-5256

Telephone No.: 212-703-5244

Attention: Gudrun Dronca, Loan Administration

Banks, Lending Offices

and Notice Addresses	Commitments
LEHMAN CoMMERCIAL PAPER INC.	$12,500,000

Lending Office:

745 Seventh Avenue, 16th Floor

New York, NY 10019

Telecopier No.: 212-520-0450

Telephone No.: 212-520-0450

Attention: Cindy Eng

Notice Address for Credit Issues:

745 Seventh Avenue, 16th Floor

New York, NY 10019

Telecopier No.: 917-522-0139

Telephone No.: 212-526-8625

Attention: Janine Shugan

Notice Address for other issues:

745 Seventh Avenue, 16th Floor

New York, NY 10019

Banks, Lending Offices

and Notice Addresses	Commitments
SOUTHWEST BANK OF ST. LOUIS	$12,500,000

Lending Office:

13205 Manchester Road

St. Louis, MO 63131

Telecopier No.: 314-545-3377

Attention: Roy C. Postel, Joyce Filipiak

Notice Address for all issues:

13205 Manchester Road

St. Louis, MO 63131

Telecopier No.: 314-545-3377

Attention: Roy C. Postel, Joyce Filipiak

Telecopier No.: 262-938-8751

Attention: Nenita Yumang, Jeff Heinzelman

Banks, Lending Offices

and Notice Addresses	Commitments
MIZUHO CORPORATE BANK (USA)	$12,500,000

Lending Office:

1251 Avenue of the Americas

New York, NY 10020

Telecopier No.: 212-282-4488

Telephone No.: 212-282-3335

Attention: Donna DeMagistris

Notice Address for Credit Issues:

Americas Corporate Banking Division No. 2

Relationship Management Group 1

1251 Avenue of the Americas

New York, NY 10020

Telecopier No.: 212-282-4488

Telephone No.: 212-282-3335

Attention: Donna DeMagistris

Notice Address for other issues:

1800 Plaza Ten

Jersey City, NJ 07311

Telecopier No.: 201-626-9941

Telephone No.: 201-626-9302

Attention: Pamela Chen/LAU

Banks, Lending Offices

and Notice Addresses	Commitments
STATE STREET BANK AND TRUST COMPANY	$12,500,000

Lending Office:

225 Franklin Street

Boston, MA 02110

Notice Address for Credit Issues:

State Street Bank and Trust Company

Insurance Credit Services

2 Avenue de Lafayette-LCC2N

Boston, MA 02111

Telecopier No.: 617-662-2326

Telephone No.: 617-662-3262

Attention: Lise Anne Boutiette, VP

Notice Address for other issues:

State Street Bank and Trust Company

225 Franklin Street, MAO11

Boston, MA 02110

Telecopier No.: 617-664-3941

Telephone No.: 617-664-3861

Attention: Robyn Shepard

Banks, Lending Offices

and Notice Addresses	Commitments

WELLS FARGO BANK,

NATIONAL ASSOCIATION	$12,500,000

Lending Office:

90 So. 7th Street

Minneapolis, MN 55402

Telecopier No.: 612-667-7251

Attention: Beth McGinnis

Notice Address for Credit Issues:

230 West Monroe Street, 29th Floor

Chicago, IL 60606

Telecopier No.: 312-845-8606

Telephone No.: 312-726-2159

Attention: Bob Fialkowski

Notice Address for other issues:

201 3rd Street

MAC AO187-081, 8th Floor

San Francisco, CA 94103-3143

Telecopier No.: 415-979-0675

Telephone No.: 415-477-5425

Attention: Rosanna Roxas

Schedule 1.02

FORM OF NOTICE OF BORROWING

______________, 200__

The Bank of New York

One Wall St. – 18th Floor

New York, NY 10286

Attention: Sandra Morgan, Agency Function Administration

The Bank of New York

One Wall St. – 17th Floor

New York, NY 10286

Attention: Thomas McGinley

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of September 29, 2005, among Reinsurance Group of America, Incorporated, certain subsidiaries thereof, the banks and issuing banks party from time to time thereto, Bank of America, N.A., as Syndication Agent, KeyBank National Association, Wachovia Bank, National Association and Deutsche Bank AG New York Branch, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as in effect on the date hereof, the “Credit Agreement”). The undersigned hereby gives notice pursuant to Section 1.02 of the Credit Agreement of its request to have the following Loans made to it on [insert requested date of borrowing]:

Type of Loan[1]	Currency	Amount
______________________________________	______________	______________
______________________________________	______________	______________
______________________________________	______________	______________

Please disburse the proceeds of the Loans to [insert the name of the Account Party to which such Loans are to be made] by [crediting such proceeds to an account of RGA at the Administrative Agent’s Office.]

_________________________

[1]	Specify the duration of the Interest Period in the case of LIBOR Loans (e.g., one-month LIBOR).

2             Modify the bracketed language if the proceeds of the requested Loans are to be disbursed in a manner other than by credit to an account of RGA at the Administrative Agent’s Office.

The undersigned represents and warrants that (a) the borrowing requested hereby complies with the requirements of the Credit Agreement and (b) [except to the extent set forth on Annex A hereto,] (i) each Representation and Warranty is true and correct at and as of the date hereof and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the Loans) will be true and correct at and as of the time the Loans are made, in each case both with and without giving effect to the Loans and the application of the proceeds thereof, and (ii) no Default has occurred and is continuing as of the date hereof or would result from the making of the Loans or from the application of the proceeds thereof if the Loans were made on the date hereof, and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the Loans) no Default will have occurred and be continuing at the time the Loans are to be made or would result from the making of the Loans or from the application of the proceeds thereof.

REINSURANCE GROUP OF AMERICA, INCORPORATED

By:

Name:

Title:

_________________________

3            If the representation and warranty in either clause (b)(i) or (b)(ii) would be incorrect, include the material in brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.

2

Schedule 1.03(c)(iv)

FORM OF NOTICE OF CONVERSION OR CONTINUATION

______________, 200__

The Bank of New York

One Wall St. – 18th Floor

New York, NY 10286

Attention: Sandra Morgan, Agency Function Administration

The Bank of New York

One Wall St. – 17th Floor

New York, NY 10286

Attention: Thomas McGinley

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of September 29, 2005, among Reinsurance Group of America, Incorporated, certain subsidiaries thereof, the banks and issuing banks party from time to time thereto, Bank of America, N.A., as Syndication Agent, KeyBank National Association, Wachovia Bank, National Association and Deutsche Bank AG New York Branch, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as in effect on the date hereof, the “Credit Agreement”). The undersigned hereby gives notice pursuant to Section 1.03(c)(iv) of the Credit Agreement of its desire to convert or continue the Loans specified below into or as Loans of the Types and in the amounts specified below on [insert date of conversion or continuation]:

Loans to be Converted or Continued			Converted or Continued Loans
Type of Loan[1]	Last Day of Current Interest Period	Amount	Type of Loan[1]	Amount
______________	______________	______________	______________	______________

The undersigned represents and warrants that conversions and continuations requested hereby comply with the requirements of the Credit Agreement.

REINSURANCE GROUP OF AMERICA, INCORPORATED

By:

Name:

Title:

_________________________

1            Be sure to specify the currency and the duration of the Interest Period in the case of LIBOR Loans (e.g., one-month LIBOR).

Schedule 1.05(a)

FORM OF NOTICE OF PREPAYMENT

______________, 200__

The Bank of New York

One Wall St. – 18th Floor

New York, NY 10286

Attention: Sandra Morgan, Agency Function Administration

The Bank of New York

One Wall St. – 17th Floor

New York, NY 10286

Attention: Thomas McGinley

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of September 29, 2005, among Reinsurance Group of America, Incorporated, certain subsidiaries thereof, the banks and issuing banks party from time to time thereto, Bank of America, N.A., as Syndication Agent, KeyBank National Association, Wachovia Bank, National Association and Deutsche Bank AG New York Branch, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as in effect on the date hereof, the “Credit Agreement”). The undersigned hereby gives notice pursuant to Section 1.05 of the Credit Agreement that it will prepay the Loans specified below on [insert date of prepayment]:

Type of Loan[1]	Last Day of Current Interest Period	Amount
______________________________________	________________	_______________
______________________________________	________________	_______________

The undersigned represents and warrants that the prepayment requested hereby complies with the requirements of the Credit Agreement.

REINSURANCE GROUP OF AMERICA, INCORPORATED

By:

Name:

Title:

_________________________

1            Be sure to specify the currency and the duration of the Interest Period in the case of LIBOR Loans (e.g., one-month LIBOR).

2

Schedule 1.07(c)(i)

FORM OF NOTICE OF LETTER OF CREDIT ISSUANCE/AMENDMENT

______________, 200__

The Bank of New York

One Wall St. – 18th Floor

New York, NY 10286

Attention: Sandra Morgan, Agency Function Administration

The Bank of New York

One Wall St. – 17th Floor

New York, NY 10286

Attention: Thomas McGinley

[If Fronted Letter of Credit, insert name/address of Issuing Bank]

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of September 29, 2005, among Reinsurance Group of America, Incorporated, certain subsidiaries thereof, the banks and issuing banks party from time to time thereto, Bank of America, N.A., as Syndication Agent, KeyBank National Association, Wachovia Bank, National Association and Deutsche Bank AG New York Branch, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as in effect on the date hereof, the “Credit Agreement”). The undersigned hereby gives notice pursuant to Section 1.07(c)(i) of the Credit Agreement of its request to have the following [Fronted/Multi-Issuer] Letter of Credit [issued/amended] [insert requested date of issuance or, in the case of amendment, the date of the Letter of Credit to be amended]:

Description/Letter of Credit No.	Account Party	Beneficiary	Expiration Date	Currency	Amount
_________________________	________	________	___________	____________	______________
_________________________	________	________	___________	____________	______________
_________________________	________	________	___________	____________	______________

[Please amend the above-referenced Letter of Credit as follows:]

_________________________

[1]	If Request for Amendment, insert description of amendment to Letter of Credit.

The undersigned represents and warrants that (a) the [issuance/amendment] requested hereby complies with the requirements of the Credit Agreement and (b) [except to the extent set forth on Annex A hereto,] (i) each Representation and Warranty is true and correct at and as of the date hereof and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. on the Business Day before the requested date of [issuance/amendment]) will be true and correct at and as of the time of the [issuance/amendment], and (ii) no Default has occurred and is continuing as of the date hereof or would result from the [issuance/amendment], and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the [issuance/amendment]) no Default will have occurred and be continuing at the time the [issuance/amendment] is to be made or would result from the making of the [issuance/amendment].

REINSURANCE GROUP OF AMERICA, INCORPORATED

By:

Name:

Title:

_________________________

2            If the representation and warranty in either clause (b)(i) or (b)(ii) would be incorrect, include the material in brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.

2

Schedule 1.12(e)

FORM OF NON-US BANK CERTIFICATE

______________, 200__

Reinsurance Group of America, Incorporated

1370 Timberlake Manor Parkway

Chesterfield, MO 63017

The Bank of New York

One Wall St. – 18th Floor

New York, NY 10286

Attention: Sandra Morgan, Agency Function Administration

The Bank of New York

One Wall St. – 17th Floor

New York, NY 10286

Attention: Thomas McGinley

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of September 29, 2005, among Reinsurance Group of America, Incorporated, certain subsidiaries thereof, the banks and issuing banks party from time to time thereto, Bank of America, N.A., as Syndication Agent, KeyBank National Association, Wachovia Bank, National Association and Deutsche Bank AG New York Branch, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as in effect on the date hereof, the “Credit Agreement”). Terms used herein that are defined in such Credit Agreement are used with the meanings therein ascribed to them.

The undersigned hereby (a) certifies to the Account Parties and the Administrative Agent that (i) it is a Non-US Bank and (ii) it is entitled to submit an Internal Revenue Service Form W-8 and (b) agrees to indemnify and defend the Account Parties and the Administrative Agent from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, and expenses of any kind arising out of, resulting from, or in any way connected with the certification made pursuant to clause (a) being incorrect.

Very truly yours,

[Bank]

By:

Name:

Title:

Schedule 2.01(a)(i)

REINSURANCE GROUP OF AMERICA, INCORPORATED

FORM OF CERTIFICATE AS TO RESOLUTIONS, ETC.

I, __________, [Assistant] Secretary of [_____________________________________], a [__________] [corporation] (the “Account Party”), hereby certify, pursuant to Section 2.01(a)(i) of the Credit Agreement, dated as of September 29, 2005, among Reinsurance Group of America, Incorporated, certain subsidiaries thereof, the banks and issuing banks party from time to time thereto, Bank of America, N.A., as Syndication Agent, KeyBank National Association, Wachovia Bank, National Association and Deutsche Bank AG New York Branch, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as in effect on the date hereof, the “Credit Agreement”), that:

1.            The below named persons have been duly elected (or appointed) and have duly qualified as, and on this day are, officers of the Account Party holding their respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

Name	Office	Signature
[Insert names and offices		________________________
of persons authorized to sign		________________________
the Loan Documents]		________________________

2.            Attached as Annex A is a true and correct copy of resolutions duly adopted by the [Board of Directors] of the Account Party. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.

3.            The execution and delivery of [List Loan Documents to which the Account Party is a party], in each case as executed and delivered on behalf of the Account Party, was approved by the [Board of Directors] of the Account Party.

4.            There has been no amendment to the [Certificate of Incorporation] of the Account Party since __________, 200__.

5.            Attached as Annex B is a true and correct copy of the [By-laws] of the Account Party as in effect on __________, 200_ and at all subsequent times to and including the date hereof.

_________________________

1            Insert date of the Secretary of State’s certified copy of the Account Party’s [Certificate of Incorporation] required by Section 3.01(a)(ii).

[2]	Insert date of the [Board of Directors’] meeting adopting the resolutions referred to in paragraph 2(a).

2

IN WITNESS WHEREOF, I have signed this certificate this __ day of __________, 200__.

___________________________

[Assistant] Secretary

I, __________, [title] of the Account Party, hereby certify that [name of the above [Assistant] Secretary] has been duly elected or appointed and has been duly qualified as, and on this day is, [Assistant] Secretary of the Account Party, and the signature in paragraph 1 above is [his/her] genuine signature.

IN WITNESS WHEREOF, I have signed this certificate this __ day of __________, 200__.

___________________________

[Title]

Schedule 3.02

SCHEDULE OF SUBSIDIARIES

RGA CORPORATE STRUCTURE

Reinsurance Group of America, Incorporated
100%
RGA International Corporation Canada
100%
RGA Financial Products Limited Canada
100%
General American Argentina Seguros de Vida, S.A. Argentina
100%
RGA Technology Partners, Inc. Missouri
100%
RGA Life Reinsurance Company of Canada Canada
100%
RGA Capital Trust I Delaware, US
30%
Malaysian Life Reinsurance Group Berhad Malaysia
100%
RGA Holdings Limited (U.K.) UK
100%
RGA Services India Private Limited India
100%
RGA UK Services Limited UK
100%
RGA Capital Limited U.K. UK
100%
RGA Reinsurance UK Limited UK
100%
RGA Worldwide Reinsurance Company, Ltd. Barbados
100%
RGA International Reinsurance Company Limited Ireland
100%
RGA Sigma Reinsurance SPC Cayman Islands
100%
Reinsurance Company of Missouri, Incorporated Missouri, US
100%
RGA Reinsurance Company Missouri, US
100%
Fairfield Management Group, Inc. Missouri, US
100%
RGA (UK) Underwriting Agency, Limited UK
100%
Reinsurance Partners, Inc. Missouri, US
100%
Great Rivers Reinsurance Management, Inc. Missouri, US
100%
RGA Reinsurance Company (Barbados) Ltd. Barbados
20%
80%
RGA Financial Group, L.L.C. Delaware, US
100%
RGA Americas Reinsurance Company, Ltd. Barbados
100%
RGA Australian Holdings PTY. Limited Australia
100%
RGA Asia Pacific Pty Limited Australia
100%
RGA Reinsurance Company of Australia, Limited Australia
100%
RGA South African Holdings (Pty) Ltd. S. Africa
100%
RGA Reinsurance Company of South Africa Limited S. Africa

7/05

Schedule 4.10

SCHEDULE OF EXISTING GUARANTIES

1.

Various guaranty letters dated December 31, 2003 through December 31, 2004, issued by Reinsurance Group of America, Incorporated on behalf of RGA Americas Reinsurance Company, Ltd., (“RGA Americas”), RGA Reinsurance Company (Barbados) Ltd. (“RGA Barbados”), and RGA Reinsurance Company (“RGA Re”) relating to liabilities of RGA Americas, RGA Barbados and RGA Re under reinsurance treaties with third party ceding companies.

2.

Various guaranty letters dated September 19, 2004 through April 30, 2005, issued by Reinsurance Group of America, Incorporated on behalf of RGA Barbados, relating to liabilities of RGA Barbados under reinsurance treaties with third party ceding companies.

3.

Various guaranty letters dated December 4, 2000 through December 31, 2004, issued by Reinsurance Group of America, Incorporated on behalf of RGA Americas, relating to liabilities of RGA Americas under reinsurance treaties with third party ceding companies.

4.

Guaranty letter dated April 1, 2005, issued by Reinsurance Group of America, Incorporated on behalf of RGA International Reinsurance Company Limited (“RGA International”), relating to liabilities of RGA International under a reinsurance treaty with a third party ceding company.

5.

Guaranty letter dated as of May 1, 1997, issued by RGA Reinsurance Company on behalf of RGA Life Reinsurance Company of Canada (“RGA Canada”), relating to liabilities of RGA Canada under a reinsurance treaty with a third party ceding company.

6.

Guaranty letter dated January 25, 2005, issued by Reinsurance Group of America, Incorporated on behalf of RGA Reinsurance UK Limited (“RGA UK”), relating to liabilities of RGA UK under a reinsurance treaty with a third party ceding company.

7.	Guarantee Agreement, dated December 18, 2001, by Reinsurance Group of America, Incorporated, in favor of The Bank of New York, as Guarantee Trustee, relating to the securities of RGA Capital Trust I.

8.

Amended and Restated Credit Agreement dated January 19, 2001, by and between RGA Australian Holdings Pty. Limited and The Chase Manhattan Bank, Sydney Branch (“Chase”), including a guarantee of payment by Reinsurance Group of America, Incorporated, in favor of Chase.

9.

Surety Deed, dated July 14, 2003 by Reinsurance Group of America, Incorporated, in favor of Tower Nominees No. 1 Jersey Limited and Tower Nominees No. 2 Jersey Limited, relating to Lease of a suite in The International Financial Centre, London.

2

Schedule 4.11

SCHEDULE OF EXISTING LIENS

Obligation	Secured Collateral

NONE

Schedule 4.16

SCHEDULE OF EXISTING BENEFIT PLANS

(As of September 26, 2005)

•	RGA Reinsurance Company Performance Pension Plan, as amended and restated effective January 1, 2001

•	RGA Reinsurance Company Profit Sharing Plan and Trust, as amended and restated effective January 1, 1996.

•	Flexible Benefit Plan for Full-Time Employees of RGA Reinsurance Company, as amended and restated effective January 1, 2001.

•	RGA Reinsurance Company Executive Deferred Savings Plan, as amended and restated effective January 1, 1996.

•	St. Louis Reinsurance Company (n/k/a RGA Reinsurance Company) Executive Supplemental Retirement Plan, effective June 1, 1993 (frozen January 1, 1995).

•	St. Louis Reinsurance Company (n/k/a RGA Reinsurance Company) Executive Deferred Compensation Plan, effective June 1, 1993 (frozen January 1, 1995).

•	St. Louis Reinsurance Company (n/k/a RGA Reinsurance Company) Augmented Benefit Plan, effective June 1, 1993.

•	St. Louis Reinsurance Company (n/k/a RGA Reinsurance Company) Management Deferred Compensation Plan, effective June 1, 1993 (frozen January 1, 1995).

Schedule 4.18

SCHEDULE OF EXISTING RESTRICTIVE COVENANTS

1.

Sections 7.01, 7.05, 7.06 and 7.08 of that certain Credit Agreement dated as of June 7, 2005 between Reinsurance Group of America, Incorporated and Bank of America, N.A. (£15,000,000 Revolving Credit Facility).

2.

Sections 9.05, 9.06, 9.07 and 9.11 of that certain Amended and Restated Credit Agreement dated as of January 19, 2001 among Reinsurance Group of America, Incorporated, RGA Australian Holdings Pty Limited, each of the lenders signatory thereto and JPMorgan Chase Bank, National Association as amended by that certain Amendment No. 1 dated as of December 1, 2001, Amendment No. 2 dated as of September 30, 2002 and Amendment No. 3 dated as of February 23, 2005.

Schedule 5.02(a)

SCHEDULE OF HISTORICAL FINANCIAL INFORMATION

(as of 12/31/04)

Reinsurance Group of America, Incorporated, Fiscal Year 2004 Annual Report.

Reinsurance Group of America, Incorporated, Form 10-K/A, for the year ended December 31, 2004.

Reinsurance Company of Missouri, Incorporated Annual Statement, dated December 31, 2004.

Reinsurance Company of Missouri, Incorporated Statutory Financial Statements for years ending December 31, 2004 and 2003.

RGA Reinsurance Company Annual Statement, dated December 31, 2004.

RGA Reinsurance Company Statutory Financial Statements for years ending December 31, 2004 and 2003.

RGA Reinsurance Company (Barbados) Ltd. Consolidated Financial Statements for the years ended December 31, 2004 and 2003 and independent auditors’ report.

RGA Americas Reinsurance Company, Ltd. Consolidated Financial Statements for the years ended December 31, 2004 and 2003 and independent auditors’ report.

RGA Worldwide Reinsurance Company, Ltd., (formerly known as Triad Re, Ltd.) Financial Statements for the years ended December 31, 2004 and 2003 and independent auditors’ report.

RGA Life Reinsurance Company of Canada Annual Return OSFI 54 for year 2004.

Schedule 11.01

DESCRIPTION OF TRUST PREFERRED SECURITIES TRANSACTION

AND RELATED DOCUMENTATION

In December 2001, Reinsurance Group of America, Incorporated (“RGA”), through its wholly owned trust (“RGA Capital Trust I” or “the Trust”) issued Preferred Income Equity Redeemable Securities ("PIERS") Units. The Trust raised $225.0 million through the sale of 4.5 million PIERS Units.

Each PIERS unit consists of:

1) A preferred security issued by RGA Capital Trust I (the Trust), having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The interest rate on the preferred securities and the subordinated debentures is 5.75% per annum of the face amount.

2) A warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date is $14.87 and is detachable from the preferred security.

RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The Trust exists for the sole purpose of issuing the PIERS units.

The holders of the PIERS Units have the ability to exercise their warrant for stock at any time and require RGA to payoff the preferred security. If on any date after December 18, 2004, the closing price of RGA common stock exceeds and has exceeded a price per share equal to $47.97 for at least 20 trading days within the immediately preceding 30 consecutive trading days, the Company may redeem the warrants in whole for cash, RGA common stock, or a combination of cash and RGA common stock.

EXHIBIT A

REINSURANCE GROUP OF AMERICA, INCORPORATED

PROMISSORY NOTE

_______________, 200__

FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of __________ (the “Bank”), for the account of its applicable Lending Office, the unpaid principal amount of each Loan made by such Bank under the Credit Agreement referred to below, on the dates and in the amounts specified in Section 1.04 of such Credit Agreement, and to pay interest on the principal amount of each such Loan on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.12 of such Credit Agreement.

Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Loan of the Bank and each payment, with respect thereto.

Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

This Promissory Note evidences Loans made under, and is entitled to the benefits of, the Credit Agreement, dated as of September 29, 2005, among Reinsurance Group of America, Incorporated, certain subsidiaries thereof, the banks and issuing banks party from time to time thereto, Bank of America, N.A., as Syndication Agent, KeyBank National Association, Wachovia Bank, National Association and Deutsche Bank AG New York Branch, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as amended, restated, supplement or otherwise modified or in effect from time to time, the “Credit Agreement”). Reference is made to such Credit Agreement for provisions relating to the prepayment and the acceleration of the maturity hereof.

This Promissory Note shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

This is a Registered Note, and it and the Loans evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register and compliance with the other requirements provided for in the Credit Agreement.

REINSURANCE GROUP OF AMERICA, INCORPORATED

By:

Name:

Title:

GRID

PROMISSORY NOTE

Date	Amount of Loan	Amount of Principal Repaid	Notation Made By

EXHIBIT B

FORM OF COMMITMENT INCREASE SUPPLEMENT

THIS COMMITMENT INCREASE SUPPLEMENT is made and dated as of _________________ ____, 20__, by and among [ADDITIONAL COMMITMENT LENDER] (“Additional Commitment Lender”), Reinsurance Group of America, Incorporated (“RGA”) and The Bank of New York, as Administrative Agent (the “Administrative Agent”) under the Credit Agreement, dated as of September 29, 2005 (the “Credit Agreement”) with RGA, certain subsidiaries thereof, the banks and issuing banks party from time to time thereto, Bank of America, N.A., as Syndication Agent, KeyBank National Association, Wachovia Bank, National Association and Deutsche Bank AG New York Branch, as Co-Documentation Agents, and the Administrative Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings therein ascribed to them.

WHEREAS, the Account Parties desire to have the aggregate amount of the Commitments increased; and

WHEREAS, the Additional Commitment Lender is willing to [become an additional Bank][increase its Commitment]1;

NOW, THEREFORE, the parties hereto agree as follows:

1.            Upon the effectiveness of this Commitment Increase Supplement, [the Additional Commitment Lender shall be a party to the Credit Agreement and shall be entitled to all of the rights, and be subject to all of the obligations, of a Bank under the Loan Documents] [the Commitment of the Additional Commitment Lender shall be increased from $_____________ to $__________________.]1

[2.          The initial amount of the Additional Commitment Lender’s Commitment shall be $________________.]2

3.            This Commitment Increase Supplement shall become effective upon the execution and delivery hereof by the Additional Commitment Lender, the Borrowers, the Administrative Agent and upon the consent of the Required Banks]3.

4.            This Commitment Increase Supplement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

5.            This Commitment Increase Supplement shall be construed in accordance with and governed by the laws of the State of New York (without reference to its choice of law rules).

IN WITNESS WHEREOF, the parties hereto have cause this Commitment Increase Supplement to be executed as of the day and year first written above.

[ADDITIONAL COMMITMENT LENDER]

By:

Name:

Title:

REINSURANCE GROUP OF AMERICA, INCORPORATED

By:

Name:

Title:

THE BANK OF NEW YORK,

as Administrative Agent

By:

Name:

Title:

______________________________

1.	Use second alternative if the Additional Commitment Lender is an existing Bank; otherwise use the first alternative.
2.	Omit if the Additional Commitment Lender is an existing Bank.

EXHIBIT C

FORM OF NOTICE OF ASSIGNMENT

______________, 200__

Reinsurance Group of America, Incorporated

1370 Timberlake Manor Parkway

Chesterfield, MO 63017

The Bank of New York

One Wall St. – 18th Floor

New York, NY 10286

Attention: Sandra Morgan, Agency Function Administration

The Bank of New York

One Wall St. – 17th Floor

New York, NY 10286

Attention: Thomas McGinley

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of September 29, 2005, among Reinsurance Group of America, Incorporated (“RGA”), certain subsidiaries thereof, the banks and issuing banks party from time to time thereto, Bank of America, N.A., as Syndication Agent, KeyBank National Association, Wachovia Bank, National Association and Deutsche Bank AG New York Branch, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The undersigned hereby give notice pursuant to Section 10.09(a) of the Credit Agreement that [name of Assignor] [(the “Assignor”)]1 has made the following assignment to [name of Assignee] [(the “Assignee”)]2:

Rights and Obligations Assigned: _________________________________

Effective Date of Assignment: ____________________________________

[The Assignee’s Lending Office address and address for notices are as follows:

Lending Office:

Notice Address:]3

[The Assignor hereby requests that [RGA and] the Administrative Agent consent to the assignment described above by signing a copy of this letter in the space provided below and returning it to the Assignor. Such consent shall release the Assignor from all of the obligations described above as having been assigned to the Assignee.]4

[NAME OF ASSIGNOR]

By:

Name:

Title:

[NAME OF ASSIGNEE]

By:

Name:

Title:

[Assignment and release consented to:]4

REINSURANCE GROUP OF AMERICA, INCORPORATED

By:

Name:

Title:

THE BANK OF NEW YORK,

as Administrative Agent

By:

Name:

Title:

______________________________

1.	Include definition if Footnote 4 material is to be included.
2.	Include definition if Footnote 3 or Footnote 4 material is to be included.
3.	Omit if the Assignee is a Bank.
4.

Include the appropriate portion of the bracketed provision if (i) the Assignor desires to be released from the assigned obligations, (ii) the consent of RGA and the Administrative Agent is required for such release and (iii) the Assignor has not otherwise obtained such consents.

2